UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22538

Advisers Investment Trust

(Exact name of registrant as specified in charter)

50 S. LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

The Northern Trust Company

50 S. LaSalle Street

Chicago, Illinois 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-4100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ANNUAL REPORT September 30, 2021

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

September 30, 2021

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SHAREHOLDER LETTER

September 30, 2021

Dear Shareholder:

We are pleased to present to shareholders the September 30, 2021 Annual Report for the Independent Franchise Partners US Equity Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2021.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Independent Franchise Partners, LLP, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan	Sandeep Ghela
President	Chief Operating Officer
Advisers Investment Trust	Independent Franchise Partners, LLP

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

Independent Franchise Partners US Equity Fund

Value of a hypothetical $3,000,000 investment in the Fund from inception on December 20, 2011 to September 30, 2021

Average Annual Total Returns as of September 30, 2021

	Independent Franchise Partners US Equity Fund (without redemption fee)	Independent Franchise Partners US Equity Fund (with redemption fee)	Russell 1000 Value Index	S&P 500 Index
Q4 2020	11.89%	11.65%	16.25%	12.15%
Q1 2021	8.23%	7.96%	11.25%	6.17%
Q2 2021	5.06%	4.79%	5.21%	8.55%
Q3 2021	0.09%	-0.16%	-0.78%	0.58%
Year to Date	13.80%	13.52%	16.14%	15.92%
1 Year	27.34%	27.06%	35.01%	30.00%
3 Years (Annualized)	17.59%	17.52%	10.07%	15.99%
5 Years (Annualized)	15.18%	15.14%	10.94%	16.90%
Since Inception (Annualized)	14.65%	14.65%	12.65%	15.87%

The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs (including the Fund’s 0.25% redemption fee unless noted otherwise) and the deduction of fees and expenses. The Fund’s Total Annual Operating Expense, per the Prospectus dated January 28, 2021, was 0.72%. Effective October 1, 2021, the Fund’s Total Annual Operating Expense is 0.68%.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 855-233-0437 or 312-557-7902.

Data as at September 30, 2021. The Inception date of the Fund is December 20, 2011. Performance is shown net of fees and periods greater than one year are annualized. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

The Fund’s primary benchmark for performance comparison purposes is the Russell 1000 Value Index. The secondary benchmark is the S&P 500 Index. Benchmark returns reflect dividends reinvested gross of any withholding taxes. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index. Please refer to the Fund’s Prospectus for further information.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. Please refer to the Fund’s Prospectus for further information.

Capacity Status

Client assets in the US Franchise strategy are $4.5bn at September 30, 2021. We have capacity available in the strategy for existing or new clients.

Portfolio Commentary

For the fiscal year ended September 30, 2021, the Fund delivered a return of 27.34% (assuming no redemption fee). This is an attractive absolute return but lagged the Russell 1000 Value Index and S&P 500 Index, which rose 35.01% and 30.00% respectively. This is a typical return pattern for Franchise portfolios in periods of strong market returns. We remain confident that the Fund holds the right balance of quality and value to compound our clients’ wealth at attractive rates over a full market cycle.

The Fund benefitted from exposure to certain stocks that possess durable intangible assets, notably News Corp, Alphabet and Fox in the communication services sector, Corteva in the materials sector, and Oracle in the information technology sector.

The Fund’s lower return relative to the Russell 1000 Value Index for the period was mainly driven by the Fund’s underweight exposure to the financials sector and lack of exposure to the energy sector. Energy and financials were the strongest sectors in the Russell 1000 Value Index, returning 84% and 63% respectively for the Index. The Fund had no exposure to the energy sector, while its exposure to the financials sector averaged half of the Russell 1000 Value Index’s average exposure. The Franchise investment approach does not tend to find many investment opportunities within either of these sectors. Companies in the energy sector tend to be highly capital intensive and operate in an environment in which it is hard to exercise pricing power. Further, they tend to be highly cyclical. Financials tend to be highly leveraged and experience commoditization of their product offering. These attributes do not fit our long-term, buy and hold investment approach.

We consistently encourage clients to assess returns over longer intervals, like a full market cycle, in line with our investment horizon. We caution that Franchise returns will likely lag if markets are led by sectors where we do not find Franchise opportunities. As always, we continue to design Franchise portfolios with the dual goals of earning an attractive long-term rate of return while insulating clients from the worst of equity market drawdowns.

Investment Returns and Contribution to Fund Return – 1 Year ending September 30, 2021

US Equity Fund – Stock Returns (%)				US Equity Fund – Contribution to Fund Return (bps)
Top		Bottom		Top		Bottom
Alphabet	+83%	Nintendo	-12%	News Corp	+357	Nintendo	-30
News Corp	+69%	Novartis	-3%	Corteva	+235	Novartis	-8
Corteva	+48%	Western Union	-2%	Oracle	+217	Ritchie Bros. Auctioneers	0
Oracle	+48%	IBM	-1%	Alphabet	+193	Equifax	+1
Fox	+46%	Equifax	+2%	Fox	+193	Intercontinental Exchange	+2

Stock returns reflect total returns and are presented in US Dollars for the period the stock was held during the year ending September 30, 2021. Contribution to Fund return reflects contribution to gross return and is presented in US Dollars for the

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

period the stocks were held during the year to September 30, 2021. Source: FactSet, Independent Franchise Partners, LLP. For complete attribution and methodology, please contact clientservice@franchisepartners.com.

Significant Contributors to the Fund’s Return

Among the top contributors to the Fund’s return were News Corp, Corteva and Oracle.

News Corp reported strong growth during the period, including at its three most valuable assets: Dow Jones, digital real estate, and HarperCollins. Our thesis that News is becoming a higher margin and more digital business appears to be playing out and its shares have appreciated markedly during the period. Nonetheless, we think there is significant value in the shares on a sum-of-the-parts basis. Importantly, management remains committed to simplifying the business and closing this sum-of-the-parts discount. News’ shares trade on a 4.3% estimated free cash flow yield.

Corteva reported strong results and raised its revenue expectations for the year. We continue to believe Corteva can significantly improve its earnings before interest, taxes, depreciation, and amortization (“EBITDA”) margins over the next 4-5 years as it continues the roll-out of its in-house developed Enlist seed traits. This should allow it to reduce its substantial trait licensing payments to Bayer. It may also provide the opportunity to create a high-margin revenue stream from licensing its own traits. Corteva’s shares trade on a 5.1% estimated free cash flow yield.

Oracle’s primary intangible asset is the tight integration of its database software with its clients’ IT infrastructure and business processes. This results in significant switching costs for clients looking to replace the incumbent provider. The company is well on the way to transitioning its enterprise resource planning application software to the cloud and there are early signs that its database software can make this transition too. The company’s shares trade on a 4.5% estimated free cash flow yield.

Notable Detractors from the Fund’s Return

Among the detractors from, and smallest contributors to, the Fund’s return were Nintendo, Novartis and Western Union.

Having risen more than 50% in the one-year period ended September 2020, Nintendo’s share price retraced a little in this one-year period. We think the market was likely taking profits and was disappointed with the company’s Switch console upgrade. We are not concerned by the lack of a major upgrade to the Switch console. The current Switch and Switch Lite models continue to sell well and should soon become Nintendo’s bestselling format of all time. A delay in the release of the Switch Pro should further extend the lifecycle of the current consoles. We continue to see multiple avenues for Nintendo to grow revenues, profits and free cash flow. Nintendo’s shares trade on a 9.6% estimated free cash flow yield.

The market’s concerns about U.S. drug price regulation weighed on Novartis’ share price, particularly following the release of the U.S. Energy & Commerce Committee’s proposal for the Build Back Better Act. The proposal involves significant changes to U.S. drug pricing. These include direct negotiation for Medicare, the adoption of international reference pricing, CPI limitations on drug price increases, and a cap on out-of-pocket Medicare Part D spending. We expect these proposals to be watered down in scope and size as they are debated. However, the potential for some or all of them to pass is greater under the cover of the broader Build Back Better bill than if there had been a separate healthcare proposal. Novartis’ shares trade on a 7.3% estimated free cash flow yield.

Western Union has made progress on its digital platform strategy, integrating its cross-border transfer solution into Google Pay. The company is also bolstering its digital white label solutions with major national postal operators with the addition of Australia Post. Despite these successes, we believe the company needs to accelerate its technology investments to take advantage of the cash transfer industry’s digital transition. We have advocated in favor of this additional technology investment in our discussions with management. Additionally, the company announced the divestment of Western Union Business Solutions in August. We think this is a positive development. It should help focus both management’s and the market’s attention on the company’s attractive pure-play consumer money transfer business. Western Union’s shares trade on a 10.6% estimated free cash flow yield.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

Significant Portfolio Changes During the Year

During the year, we initiated positions in CME Group, Intercontinental Exchange and Ritchie Bros. Auctioneers. We sold the positions in Autodesk, Equifax and IBM.

Initial Purchases

We initiated a position in CME in October. CME is one of the leading vertically integrated global financial exchanges and clearing houses. It holds strong market shares in interest rate, energy, foreign exchange, commodities and metals futures and options markets. Most of these exchange categories are near-monopoly or duopoly market structures.

CME’s key intangible asset is a durable network effect between the buyers and sellers of options and futures contracts. That network effect is sustained by a trusted brand, innovative products, leading-edge technology, longstanding customer relationships and some switching costs. CME is different from most other financial companies in that it takes no proprietary trading risk and does not use leverage. The company’s strong credit rating further bolsters customer and regulator confidence in CME as a financially sound clearinghouse.

CME demonstrates attractive financial characteristics and has continued to grow revenues significantly above costs. EBITDA margins have consistently averaged in the mid-to-high-60% range over the last decade, with operating return on invested capital averaging over 150%. These high margins, combined with low capital intensity, result in prodigious free cash flow generation, averaging $2 billion p.a. over the last five years.

CME faces two primary risks. The first is more cyclical in nature. Lower client demand, spurred by some combination of tighter regulation, low or flat interest rates, and a generally anemic economy, could lead to a significant slowdown in volumes of contracts traded. However, we are encouraged that CME has demonstrated an ability to navigate challenging market environments. The second, longer-term but potentially much more disruptive risk, could come in the form of more onerous regulation of CME itself. However, our due diligence suggests that this is a low probability risk.

The opportunity to purchase CME came as the share price sold off with the market decline in March 2020. At the time of purchase, the shares had not rallied in line with the subsequent market rebound and traded at the same price they were in the first quarter of 2018. We purchased the shares at a 4.7% estimated free cash flow yield.

We began building a position in Intercontinental Exchange (“ICE”) in June and completed the purchase in July. ICE has three businesses that generate the bulk of its revenue and profit: a market-leading global energy derivatives exchange; the dominant US mortgage workflow software tool that it acquired with Ellie Mae in 2020; and must-have fixed income pricing data that it acquired with IDC in 2015. These three businesses benefit from strong network effects, high switching costs and proprietary data.

The top-ranked energy exchange has strong network effects due to its dominant position across key global energy derivatives contracts. It is vertically integrated and is the preferred destination for oil and gas producers globally. ICE’s energy exchange has consistently outperformed the number two competitor in this category.

Ellie Mae is the largest mortgage origination and workflow software provider in the US, with close to 50% market share. Its software is deeply embedded in highly regulated mortgage broker workflows. Client retention is in the high 90% range. This leads to strong pricing power and an opportunity to increase wallet share through further product innovation.

IDC serves the post-trade workflow of financial institutions, pricing over 3 million fixed income instruments a day that are not regularly traded. This pricing information is collected through a strong network of buy and sell-side traders and processed by IDC’s experienced in-house evaluators. Importantly, the company has successfully withstood competitive incursion from new entrants like Bloomberg over the past decade.

These three businesses account for 55-60% of ICE revenue and earnings. They are also the fastest growing parts of the group. Given these strengths, we believe ICE should be able to compound revenue and free cash in the mid-single digits. ICE’s management has a good reputation as business operators and capital allocators.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

ICE faces two main risks. First, decarbonization looms over the energy derivative revenue stream over the next few decades. However, in the medium term, energy price volatility will likely increase, which should support exchange revenue. We are also encouraged by ICE’s strong first-mover advantage and high market share in carbon derivatives. This market should grow as the world decarbonizes. Second, there is a risk that the mortgage segment’s earnings could disappoint in the short term given the potential reversal of the boom in U.S. mortgage refinancing in the past 12 months.

ICE’s stock has lagged this year, likely due to concerns highlighted above around the short-term earnings risk in the mortgage segment. We purchased the shares at a 4.5% estimated free cash flow yield.

We began building a position in Ritchie Bros. Auctioneers in August and completed the purchase in September. We briefly held a position in the Fund in late 2017 and early 2018 and know the business well. Ritchie Bros. is the leading live and online auctioneer of trucks and heavy industrial equipment for the construction, agricultural, mining, forestry, and energy industries in North America. Its key intangible assets are its trusted brands – Ritchie Bros. and IronPlanet – a strong two-sided auction network, and a growing database of buyer and inventory data. These are hard to replicate intangible assets and represent significant barriers to entry.

Ritchie Bros. has proven to be a durable and counter-cyclical compounder in an enduring end market. We estimate that it has an 85% share of the North American equipment auction market and over 90% share in Canada. It has successfully transitioned to a hybrid digital/physical auction model which has helped strengthen its market position and competitive advantages. This has also contributed to a reduction in capital intensity. Ritchie Bros. has two main structural drivers for growth: building its data analytics and inventory management capabilities, and geographic expansion.

The company demonstrates attractive financial characteristics. EBITDA margins were 25% and operating return on capital employed 35% in 2020. Management is targeting gross transaction value growth in the low-single digits to low-teens and service revenue growth in the high teens, through the cycle. Operating income should grow at a better rate than service revenue, giving the potential for further margin expansion.

Ritchie Bros. faces three key risks. The first risk is around integration of two recent acquisitions. However, we gain comfort from the company’s recent success in integrating IronPlanet. The second risk is the trend for construction companies to rent rather than own their equipment. Ritchie Bros. has successfully navigated this trend over the last decade and there are signs that rental penetration is slowing. The third risk is near-term weakness in the used equipment market. This cyclical weakness resulted in a near 20% share price decline since November 2020 and gave us the opportunity to purchase the position at a 4.5% estimated free cash flow yield.

Final Sales

We sold Autodesk in March, having initiated the position in the second half of March 2020. This is an unusually short holding period for a Franchise investment. We continue to view Autodesk as a high-quality franchise. It has dominant or leading market positions in secularly growing categories, significant long-term margin potential, and a talented management team with a strong track record of innovation and capital allocation. However, given the significant share price appreciation and the commensurate decline in the free cash flow yield, the valuation no longer provided adequate compensation for the risks the company faces.

We completed the final sale of Equifax in October. We established the position in January 2018 following the company’s highly publicized consumer data breach in late 2017. The sharp drop in the share price at the time provided a compelling valuation opportunity while our research showed that that the breach was unlikely to puncture the company’s franchise or permanently damage its longer-term prospects. Since then, the company’s shares had appreciated strongly. Given the commensurate decline in the free cash flow yield, we sold the position.

We sold the position in IBM in January, having initiated the position in just February of last year. As with Autodesk, this is an unusually short holding period. When we initiated the position, we expected the acquisition of Red Hat to drive a material improvement in IBM’s revenue growth. However, our confidence in this thesis has decreased over the past few months. Following the purchase of the stock, we continued to closely monitor the

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

container management platforms market. Although Red Hat is making progress with OpenShift, hyper-scale cloud competitors like Amazon, Microsoft and Google have moved aggressively into this market. It is unclear whether OpenShift’s neutrality will be a sufficient differentiator to enable it to maintain its market share.

Although the valuation seemed optically attractive, our growing concern about the sustainability of OpenShift’s competitive advantage was a material change in the IBM/RedHat investment thesis. We therefore took advantage of the share price rise in December and early January to exit the position. We sold the position at an 8.3% estimated free cash flow yield.

We remain completely dedicated to investing our clients’ portfolios in keeping with the rigors of the Franchise quality and value criteria. As ever, we measure our success through long-term investment results and enduring client relationships. We thank you for your support and look forward to serving you in the coming years.

Hassan Elmasry, CFA

Lead Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Michael Allison, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Richard Crosthwaite

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Sandeep Ghela

Chief Operating Officer and Partner of Independent Franchise Partners, LLP

Karim Ladha, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Jayson Vowles, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Principal Investment Risks: Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The main risks of investing in the Fund are set out in the Fund’s Prospectus, which can be obtained at www.franchisepartners.com/funds or by calling 855-233-0437 or 312-557-7902.

The comments and free cash flow yield estimates reflect the views of Independent Franchise Partners, LLP at the time of writing, unless otherwise indicated, and are subject to change without notice to the recipients of this document. Free cash flow yield estimates are based on the firm’s proprietary research and methodology.

ADVISERS INVESTMENT TRUST

IFP US EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value

COMMON STOCKS	98.6%
Biotechnology	4.0%
Corteva Inc.		1,947,205	$81,938,386

Commercial Services	5.4%
Ritchie Bros. Auctioneers Inc.		1,182,932	72,939,587
Terminix Global Holdings Inc.(a)		878,060	36,588,760

			109,528,347

Computers & Peripherals	1.9%
Apple Inc.		271,688	38,443,852

Diversified Financials	11.0%
CME Group Inc.		201,585	38,982,507
Intercontinental Exchange Inc.		639,674	73,447,369
S&P Global Inc.		156,359	66,435,375
Western Union Co.		2,223,154	44,952,174

			223,817,425

Diversified Support Services	3.5%
IAA Inc.(a)		1,305,225	71,226,128

Health Care Equipment & Supplies	3.6%
Alcon Inc.		886,581	72,338,236

Insurance	5.6%
Aon PLC - Class A		394,901	112,850,859

Internet Software & Services	11.7%
Alphabet Inc. - Class A(a)		32,122	85,878,809
Booking Holdings Inc.(a)		41,455	98,408,781
eBay Inc.		757,828	52,797,877

			237,085,467

IT Services	2.0%
Accenture PLC - Class A		125,376	40,110,290

Media	13.5%
Fox Corp. - Class A		2,435,621	97,692,759
News Corp. - Class A		3,828,657	90,088,299
News Corp. - Class B		1,598,423	37,131,366
World Wrestling Entertainment Inc. - Class A		887,018	49,903,633

			274,816,057

Pharmaceuticals	11.4%
Bristol-Myers Squibb Co.		1,495,231	88,472,818
Johnson & Johnson		492,533	79,544,080
Novartis AG - REG		764,655	63,038,193

			231,055,091

Software	10.8%
Electronic Arts Inc.		420,054	59,752,681
Microsoft Corp.		272,551	76,837,578
Oracle Corp.		944,305	82,277,295

			218,867,554

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

IFP US EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value

Tobacco	11.3%
Altria Group Inc.		811,790	$36,952,681
British American Tobacco PLC		1,805,306	63,341,501
Philip Morris International Inc.		1,352,179	128,173,047

			228,467,229

Toys/Games/Hobbies	2.9%
Nintendo Co. Ltd.		120,617	58,858,972

TOTAL COMMON STOCKS (Cost $1,400,466,605)			1,999,403,893

TOTAL INVESTMENTS (Cost $1,400,466,605)	98.6%		1,999,403,893
NET OTHER ASSETS (LIABILITIES)	1.4%		27,921,188

NET ASSETS	100.0%		$2,027,325,081

(a)Non-income producing security.

Abbreviations:

REG – Registered

At September 30, 2021, the Fund’s investments were concentrated in the following countries:

Country Allocation (Unaudited)	Percentage of Net Assets

United States	82.3%
Switzerland	6.7
Canada(b)	3.6
United Kingdom	3.1
Japan	2.9

Total	98.6%

(b)Ritchie Bros. Auctioneers is incorporated in Canada; however, its primary listing is on the New York Stock Exchange (NYSE) in the United States. We therefore define Ritchie Bros. Auctioneers as a United States equity, consistent with the terms set out in the prospectus.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2021

Independent Franchise Partners US Equity Fund

Assets:
Investments, at value (Cost: $1,400,466,605)	$1,999,403,893
Cash	23,260,109
Foreign currency (Cost: $1,738)	1,718
Receivable for dividends	5,686,465
Reclaims receivable	1,804,282
Prepaid expenses	11,646

Total Assets	2,030,168,113

Liabilities:
Capital shares redeemed payable	260,000
Investment advisory fees payable	1,085,236
Accounting and Administration fees payable	1,402,506
Regulatory and Compliance fees payable	10,417
Risk Officer fees payable	13,500
Trustee fees payable	594
Accrued expenses and other payables	70,779

Total Liabilities	2,843,032

Net Assets	$2,027,325,081

Net assets	$2,027,325,081
Shares of common stock outstanding	91,077,880

Net asset value per share	$22.26

Net Assets:
Paid in capital	$1,308,279,374
Distributable earnings (loss)	719,045,707

Net Assets	$2,027,325,081

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2021

Independent Franchise Partners US Equity Fund

Investment Income:
Dividend income (Net of foreign withholding tax of $905,151)	$41,544,935
Operating expenses:
Investment advisory	12,435,147
Accounting and Administration	1,091,759
Regulatory and Compliance	173,578
Trustees	60,447
Risk Officer	35,500
Other	149,262

Total expenses	13,945,693

Net investment income	27,599,242

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	145,384,279
Net realized gains from foreign currency transactions	62,782
Change in unrealized appreciation (depreciation) on investments	280,577,383
Change in unrealized appreciation (depreciation) on foreign currency	(99,330)

Net realized and unrealized gains from investment activities	425,925,114

Change in Net Assets Resulting from Operations	$453,524,356

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2021 and 2020

	Independent Franchise Partners US Equity Fund

	2021	2020

Increase (decrease) in net assets:
Operations:
Net investment income	$27,599,242	$23,864,602
Net realized gains (losses) from investment and foreign currency transactions	145,447,061	349,413,600
Change in unrealized appreciation (depreciation) on investments and foreign currency	280,478,053	(116,084,487)

Change in net assets resulting from operations	453,524,356	257,193,715

Dividends paid to shareholders:
From distributable earnings	(212,970,649)	(165,226,614)

Total dividends paid to shareholders	(212,970,649)	(165,226,614)

Capital Transactions:
Proceeds from sale of shares	87,844,606	84,665,411
Value of shares issued to shareholders in reinvestment of dividends	203,820,740	158,832,872
Value of shares redeemed	(182,818,970)	(786,062,798)

Change in net assets from capital transactions	108,846,376	(542,564,515)

Change in net assets	349,400,083	(450,597,414)
Net assets:
Beginning of year	1,677,924,998	2,128,522,412

End of year	$2,027,325,081	$1,677,924,998

Share Transactions:
Sold	4,116,944	4,371,881
Reinvested	10,566,135	8,693,644
Redeemed	(8,677,118)	(42,009,553)

Change	6,005,961	(28,944,028)

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the years indicated

	Independent Franchise Partners US Equity Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017

Net asset value, beginning of year	$19.72	$18.67		$18.55		$17.66		$16.21

Income (loss) from operations:
Net investment income	0.31	0.37		0.30		0.28		0.23
Net realized and unrealized gains from investments	4.70	2.72		1.06		1.51		1.80

Total from investment operations	5.01	3.09		1.36		1.79		2.03

Less distributions paid:
From net investment income	(0.30)	(0.37)		(0.31)		(0.24)		(0.22)
From net realized gains on investments	(2.17)	(1.68)		(0.93)		(0.66)		(0.36)

Total distributions paid	(2.47)	(2.05)		(1.24)		(0.90)		(0.58)

Increase from redemption fees	— (a)	0.01		—	(a)	—	(a)	— (a)

Change in net asset value	2.54	1.05		0.12		0.89		1.45

Net asset value, end of year	$22.26	$19.72		$18.67		$18.55		$17.66

Total return(b)	27.34%	17.50	%(c)	8.67%		10.34%		12.99%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$2,027,325	$1,677,925		$2,128,522		$2,125,045		$1,929,030
Ratio of net expenses to average net assets	0.72%	0.76%		0.76%		0.76%		0.77%
Ratio of net investment income to average net assets	1.42%	1.49%		1.62%		1.54%		1.42%
Ratio of gross expenses to average net assets	0.72%	0.76%		0.76	%(d)	0.76	%(d)	0.77%
Portfolio turnover rate(e)	23.67%	43.46%		37.99%		38.63%		30.72%

(a)	Redemption fees were less than $0.005 per share.
(b)	Total return excludes redemption fees.
(c)	During the period, the Adviser reimbursed the fund for a loss realized in connection with a trade error. Such payment represented 0.02% to the Fund’s total return.
(d)	During the years shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e)	Portfolio turnover rate includes applicable corporate action activity and securities trading as a result of investor subscription and redemption activity.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

IFP US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Third Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated September 16, 2021. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Independent Franchise Partners US Equity Fund (the “IFP US Equity Fund” or “Fund”) is a series of the Trust. These financial statements and notes only relate to the IFP US Equity Fund.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund, and seeks to achieve an attractive long-term rate of return.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit

ADVISERS INVESTMENT TRUST

IFP US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2021 in valuing the Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

IFP US Equity Fund
Common Stocks(1)	$1,999,403,893	$—	$—	$1,999,403,893

Total Investments	$1,999,403,893	$—	$—	$1,999,403,893

(1)	See investment industries in the Schedule of Investments.

As of September 30, 2021, there were no Level 2 or Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2021.

CURRENCY TRANSACTIONS

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. At financial reporting period ends, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

ADVISERS INVESTMENT TRUST

IFP US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

REDEMPTION FEES

The Fund will charge a redemption fee of up to 0.25% of the total redemption amount if you sell your shares, regardless of the length of time you have held your shares and subject to certain exceptions and limitations described in the prospectus. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Fund, to facilitate portfolio management and to avoid (or compensate the Fund for the impact of) transaction and other Fund expenses incurred as a result of shareholder redemptions. Redemption fees charged for the years ended September 30, 2021 and 2020 were $247,154 and $860,901, respectively, and are reflected within the value of shares redeemed on the Statements of Changes in Net Assets.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2021, the Fund did not have material uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s Federal tax returns for the tax years ended September 30, 2018, 2019, 2020 and 2021 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

ADVISERS INVESTMENT TRUST

IFP US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

B.	Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Independent Franchise Partners, LLP (the “Adviser” or “IFP”) to provide investment management services to the Fund. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, and for the year ended September 30, 2021, the Fund paid the Adviser a monthly fee based on the Fund’s daily net assets at the following annualized rates:

Adviser’s Assets Under Management(1)	Scale Discount for Assets in each Range(1)	Annualized Rate(1)	Effective Overall Annual Fee(1)

First $1 billion	—	0.84%	0.84%
$1 - 2 billion	0.10%	0.74%	at $2 billion 0.79%
$2 - 3 billion	0.20%	0.64%	at $3 billion 0.74%
$3 - 4 billion	0.30%	0.54%	at $4 billion 0.69%
$4 - 5 billion	0.40%	0.44%	at $5 billion 0.64%
Above $5 billion	—	—	0.64%

(1)

The Adviser’s total assets under management at the end of each calendar quarter are used to calculate the effective annual fee to be applied during the next calendar quarter. During the year ended September 30, 2021, the effective annualized rate was 0.64% given the Adviser’s total assets under management were in excess of $5 billion during the year. Effective October 1, 2021 the Adviser reduced its management fee annualized rate by 0.04% for each asset tier.

Foreside Financial Services, LLC (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $5,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. The Fund has agreed to pay Northern Trust certain annual and transaction-based fees, a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $175,000 relating to these services, and reimburse for certain expenses incurred on behalf of the Fund as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual base fee, a basis-point fee based on the Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the Fund pursuant to a written agreement between the Trust, on behalf of the Fund, and Carne, including providing the Risk Officer to the Fund to administer the Fund’s risk program and oversee the analysis of investment performance and performance of service providers. The Fund has agreed to pay Carne an annual fee of $30,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Carne pursuant to this agreement are reflected as “Risk Officer” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, Carne or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. The Trust paid each Independent Trustee compensation for their services based on an annual retainer of $125,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2021, the aggregate Trustee compensation paid by the Trust was $375,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

ADVISERS INVESTMENT TRUST

IFP US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, fees and expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of the average daily net assets of the Fund until January 28, 2022. For the year ended September 30, 2021, there were no expenses reduced by the Adviser. Any fees waived or expenses reimbursed during a fiscal year are not subject to repayment from the Fund to the Adviser in subsequent fiscal years.

C.	Investment Transactions

For the year ended September 30, 2021, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Fund	Cost of Purchases	Proceeds from sales

IFP US Equity Fund	$ 446,143,075	$ 521,583,494

D.	Federal Income Tax

As of September 30, 2021, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

IFP US Equity Fund	$ 1,414,144,775	$ 606,293,934	$ (21,034,816)	$ 585,259,118

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2021 and September 30, 2020 for the Fund was as follows:

IFP US Equity Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid

2021	$ 43,931,463	$ 169,039,186	$ 212,970,649	$—	$ 212,970,649
2020	$ 36,780,971	$ 128,445,643	$ 165,226,614	$—	$ 165,226,614

As of the latest tax year ended September 30, 2021, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings

IFP US Equity Fund	$34,398,603	$99,342,212	$133,740,815	$ —	$ —	$585,304,892	$719,045,707

At September 30, 2021, the latest tax year end, the Fund had no capital loss carry-forwards available to offset future net capital gains.

E.	Concentration of Ownership Risk

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

F.	Other Risks

The global outbreak of COVID-19 has disrupted economies and markets, and the prolonged duration and economic impact is uncertain. These events can have a significant impact on the Fund’s operations and performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Advisers Investment Trust and Shareholders of Independent Franchise Partners US Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Independent Franchise Partners US Equity Fund (one of the funds constituting Advisers Investment Trust, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

Chicago, IL

November 22, 2021

We have served as the auditor of one or more investment companies in Advisers Investment Trust since 2011.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

ADVISERS INVESTMENT TRUST

IFP US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

A.	Other Federal Tax Information

Under the Jobs and GrowthTax Relief ReconciliationAct of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2021 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2021:

Fund	QDI Percentage

IFP US Equity Fund	37.91%

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Fund	Corporate DRD Percentage

IFP US Equity Fund	26.25%

B.	Summary of Fund Holdings as of September 30, 2021

Market Exposure

Equity Securities	% of Net Assets

Media	13.5%
Internet Software & Services	11.7
Pharmaceuticals	11.4
Tobacco	11.3
Diversified Financials	11.0
Software	10.8
Insurance	5.6
Commercial Services	5.4
Biotechnology	4.0
Health Care Equipment & Supplies	3.6
Diversified Support Services	3.5
Toys/Games/Hobbies	2.9
IT Services	2.0
Computers & Peripherals	1.9

Total	98.6%

ADVISERS INVESTMENT TRUST

IFP US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

5 Largest Security Positions

Issuer	% of Net Assets

Philip Morris International Inc.	6.3%
Aon PLC - Class A	5.6
Booking Holdings Inc.	4.9
Fox Corp. - Class A	4.8
News Corp. - Class A	4.4

Total	26.0%

C.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2021 and held for the entire period through September 30, 2021.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid 4/1/21–9/30/21*

Actual	0.72%	$1,000.00	$1,051.50	$3.70
Hypothetical	0.72%	$1,000.00	$1,021.46	$3.65

*

Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

D.	Board Approval of Investment Advisory Agreement

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that the Amended and Restated Investment Advisory Agreement (the “Agreement”) between Advisers Investment Trust (the “Trust”) and Independent Franchise Partners, LLP (the “Adviser”) with respect to the Independent Franchise Partners US Equity Fund (the “Fund”) be approved by a majority of the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Agreement to determine whether the Agreement is fair to the Fund and its shareholders. The Board considered and approved

ADVISERS INVESTMENT TRUST

IFP US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

the Investment Advisory Agreement for the Fund at a meeting held via videoconference on June 10, 2021 in accordance with the U.S. Securities and Exchange Commission’s order extending no-action relief from the requirements in Sections 15(c) and 32(a) of the 1940 Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) that votes of the Board be cast at a meeting held in-person.

The Board requested, and the Adviser provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services provided by the Adviser to the Fund; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee level reflects these economies of scale to the benefit of the Fund’s shareholders.

The Board examined the nature, extent, and quality of the advisory services provided by the Adviser. The Board considered the terms of the Agreement, information and reports provided by the Adviser on its business, personnel and operations, and advisory services provided to the Fund. The Board reviewed the Adviser’s investment philosophy and portfolio construction processes, the Adviser’s compliance program, pending material litigation (or lack thereof), insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by the Adviser, there had been no material compliance issues or concerns raised or encountered since the last renewal of the Agreement and that there had been no material compliance issues in the past 36 months with respect to the Fund or any other fund managed by the Adviser. The Board then considered key risks associated with the Fund and ways in which those risks are mitigated. Taking in to account the personnel involved in servicing the Fund as well as the materials provided by the Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Adviser.

The Board reviewed the investment performance of the Fund and examined the selected peer groups and benchmark for the Fund. The Board reviewed the Fund’s performance compared to a peer selection based on the eVestment Large Cap Value universe and the eVestment Large Cap US Equity universe for one-month, three-month, one-year, three-year, five-year, and since inception periods through March 31, 2021. The Board also reviewed the performance of another fund advised by the Adviser with a similar investment mandate for one-month, three-month, one-year, three-year, five-year, and since inception periods through March 31, 2021. After considering the information presented to it, the Board expressed satisfaction with the performance of the Fund and the Adviser.

The Board reviewed the cost of services provided and the profits realized by the Adviser, including assertions related to compensation and profitability. The Board discussed the advisory fee paid by the Fund and the total operating expenses of the Fund. The Board noted that the Adviser received a management fee of 0.64% of the Fund’s average daily net assets. The Board considered, that as long as total assets under management for IFP’s global and US franchise strategies remained over $5 billion, the Fund’s advisory fee would be 0.64% through October 1, 2021 and further reduced to an overall effective management fee of 0.60% on October 1, 2021. The Board reviewed the investment advisory fee paid by the Fund in comparison to the investment advisory fees paid by the funds within the appropriate peer group, noting that the fee was competitive with the fees paid by its peers. The Board then reviewed the advisory fees paid by the other fund and accounts managed by the Adviser with similar investment mandates and noted that the Fund paid the same investment advisory fee as the fund and accounts. The Board then considered the expense cap for the Fund noting that the Adviser had contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 0.85% of the Fund’s average daily net assets. After considering the comparative data provided by the Adviser, the Board concluded that the advisory fee and expense ratio were reasonable.

The Board considered the profitability of the Adviser’s relationship with the Fund and considered the information provided by theAdviser. Among other things, the Board considered the overall financial condition of the Adviser and representations made thereto and to the overall importance of the Fund’s relationship to the Adviser’s business strategy. The Board examined the Fund’s profit margin and the Adviser’s overall profitability. The Board concluded that, based on both the written and oral reports provided by the Adviser, the profit margin was reasonable.

In considering the economies of scale for the Fund, the Board considered the marketing and distribution plans for the Fund, its capacity, and breakeven point. The Board noted than other than the investment advisory fee, the Adviser derived no other fees or monetary benefits from the Fund. The Board also noted that the Fund does not assess and the Adviser does not receive Rule 12b-1 fees, that soft dollars are not a consideration for broker selection, and that the Adviser paid all third-party research expenses directly.

ADVISERS INVESTMENT TRUST

IFP US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Trustee assigned different weights to various factors considered.

E.	Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Fund at Independent Franchise Partners US Equity Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 855-233-0437 (toll free); and (ii) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Fund at 855-233-0437 (toll free); and (ii) on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling the Fund at 855-233-0437 (toll free).

F.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee”).

Name,Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present.	8	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	8	None

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Independent Trustee, Boston Trust Walden Funds 1992 to present.	8	Boston Trust Walden Funds

1  The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

ADVISERS INVESTMENT TRUST

IFP US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker[2] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present.	8	PAF Transportation

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A

Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/ March 2019 to present	Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services) (2016 to present); Director, Beacon Hill Fund Services, LLC (April 2008 to July 2016).	N/A	N/A

Deanna Y. Pellack Year of Birth: 1987	Secretary	Indefinite/ May 2021 to present	Vice President, Global Fund Services, Fund Governance Solutions, The Northern Trust Company 2019 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2014 to 2019; Assistant Secretary of Advisers Investment Trust 2018 to 2021.	N/A	N/A

Tracy L. Dotolo Year of Birth: 1976	Treasurer	Indefinite/ May 2021 to present	Director, Foreside Fund Officer Services, LLC, 2016 to present; Vice President of Global Fund Services, JPMorgan Chase & Co, 2009 to 2016.	N/A	N/A

Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/ July 2014 to present	Director, Carne Global Financial Services, Inc., 2013 to present.	N/A	N/A

ADVISERS INVESTMENT TRUST

IFP US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

Name,Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Troy A. Sheets Year of Birth: 1971	Assistant Treasurer	Indefinite/ May 2021 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016; Treasurer of Advisers Investment Trust 2011 to 2021.	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016.	N/A	N/A

Kara M. Schneider Year of Birth: 1973	Assistant Secretary	Indefinite/ May 2021 to present	Second Vice President, Global Fund Services Fund Governance Solutions, the Northern Trust Company 2021 to present; Manager, Ultimus Fund Solutions LLC 2017 to 2021.	N/A	N/A

1The mailing address of Messrs. Whitaker, Ruehle, Sheets, and Statczar and Ms. Dotolo is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Mr. Jones and Mses. Nelligan, Pellack, and Schneider is 50 S. LaSalle Street, Chicago, IL 60603.

2 Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-233-0437.

Independent Franchise Partners US Equity Fund

(Series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Independent Franchise Partners US Equity Fund.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Independent Franchise Partners US Equity Fund or anytime we make a material change to our privacy policy.

Investment Adviser

Independent Franchise Partners, LLP

Level 1, 10 Portman Square

London, W1H 6AZ

United Kingdom

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

855-233-0437 or 312-557-7902

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ANNUAL REPORT

September 30, 2021

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

Vontobel U.S. Equity Institutional Fund

Value of a hypothetical $1,000,000 investment in the Fund Class I Shares from inception on March 27, 2018 to September 30, 2021

Average Annual Total Returns as of September 30, 2021

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Vontobel U.S. Equity Institutional Fund – Class I	21.18%	16.51%	3.34%	0.66%
S&P 500 Index	30.00%	17.42%	-	-

Data as of September 30, 2021. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund commenced operations on March 27, 2018.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2021. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2022.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

The Fund’s benchmark for performance comparison purposes is the Standard and Poor’s (“S&P”) 500 Index an unmanaged index consisting of securities listed on exchanges in the United States of America. The index is calculated on a total return basis with dividends reinvested, but does not reflect fees, brokerage commissions, or other investment expenses, and is expressed in U.S. Dollars. The table reflects the theoretical reinvestment of dividends on securities in the index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

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ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

Portfolio Commentary

For the 12 months ending September 30, 2021, the Vontobel U.S. Equity Institutional Fund delivered a strong absolute return of 21.18% though lagged the S&P 500 benchmark return of 30.00%. As the economy continued to recover from the pandemic, value and cyclical areas led the market, providing a headwind to our relative performance. Energy and Financials were the strongest sectors in the benchmark while more defensive areas such as Utilities and Consumer Staples trailed.

Stock selection in Financials was the largest detractor from relative performance followed by our overweight position and selection in Consumer Staples. Our underweight to Financials and lack of exposure to Energy also weighed on relative returns. On the positive side, selection in Communication Services, a sector that was up 38% for the 12 months period, was the leading contributor to relative results. Our lack of allocation to Utilities also added to relative performance.

Leading contributors to Fund absolute performance during the period were Alphabet Inc., Microsoft Corp., and Keysight Technologies Inc.

Alphabet Inc. rallied due to a stronger than expected recovery in both search and YouTube. Profitability also came in better, and management highlighted upcoming improvements to financial disclosures that we believe will highlight the value in Google Cloud, which has become a more credible player in the public cloud space. Concerns over anti-trust also waned as a long awaited lawsuit from the DOJ was viewed as fairly modest in scope. Alphabet Inc. is a conglomerate created as the parent company of Google and earlier-stage technology ventures. Its search business is dominant globally, and is effectively a play on the world’s increasing need for information. In addition to being indispensable, search is also a great business franchise, and its position at the bottom of the marketing funnel has made Google a de facto customer acquisition vehicle for businesses. We believe the company’s core business has a long runway for growth as it also continues to invest in emerging opportunities.

Microsoft (NASDAQ ticker: MSFT) benefitted from strong earnings that demonstrated continued broad-based strength across its core franchises, including Azure public cloud. The company remains one of the main beneficiaries from enterprises shifting to cloud computing, given core positions in public cloud, server products, and business applications. Once defined by its reliance on a PC-centric world, Microsoft has successfully transformed into more of a cloud first company. The company has built Azure into a leading public cloud provider, with natural strengths in hybrid cloud and ability to sell to enterprises. In addition, the shift to cloud computing is driving growth in its traditional franchises, as the company is shifting to more of a SaaS (software as a service) model. Under CEO Satya Nadella, we believe MSFT has become a much more open technology company that is now able to go after larger, addressable markets. In our view, MSFT offers an attractive combination of durable franchises and strong earnings growth.

Keysight Technologies Inc. is a leading provider in the testing and measurement of signals, with the broadest and highest quality solutions. Their capabilities require continued research and are difficult to replicate. We believe testing and measurement to be generally stable as it’s a mission critical and low cost aspect of customers’ businesses. This stability is supported by a diversified customer base and the exposure to the entire life cycle of electronics. While the near term growth is supported by the gaining traction in 5G, the proliferation of electronic devices and the usage of data should support robust growth for Keysight’s business for the long term. In addition, as software has become a bigger component of the network and electronics, Keysight is seeing margin expansion and higher recurring revenue.

Leading detractors from Fund absolute performance were Alimentation Couche-Tard Inc., O’Reilly Automotive Inc., and Vulcan Materials Company.

Alimentation Couche-Tard proposed and then cancelled a preliminary bid for French group Carrefour. This proposed move signaled a significant change in strategy (and, thus, our investment case) for the core convenience store business. We sold the position subsequently and allocated capital to other investment ideas.

We sold O’Reilly Automotive due to a heightened sensitivity to Amazon potentially becoming more competitive in this space. O’Reilly is one of the largest sellers of aftermarket auto parts in the U.S., with nearly 5,000 stores across 47 states, serving professional (42% of sales) and do-it-yourself (58% of sales) customers. For the past three years, O’Reilly’s net income has grown

2

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

at a 15% rate while earning a return on invested capital greater than 20%. Despite recent fears about Amazon becoming more aggressive in the auto aftermarket, we believe that O’Reilly’s wide inventory of parts, quick delivery to the time-constrained professional customer, and service provide sufficient barriers to prevent Amazon from meaningfully impacting O’Reilly’s business.

Vulcan Materials is an aggregates led building materials business in the United States. We think aggregates are the best of the building materials’ business models in the US due to pricing power, high barriers to entry, local oligopolies, lack of substitute products, a fragmented customer base, flexible production schedules and high margins. Vulcan has quarries located in key geographies that can provide crushed rock for decades to come. Vulcan is the only pure play aggregates company in the US and the firm should also benefit from the US Infrastructure bill that is expected to pass soon and provide an elongated construction cycle with five to eight years of visibility. We believe Vulcan is a high quality franchise that should see both higher volumes and pricing resulting in double digit earnings growth.

3

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	99.4%
Communication Services	11.1%
Alphabet, Inc. - Class C(a)		440	$1,172,736
Comcast Corp. - Class A		11,249	629,157
Electronic Arts, Inc.		4,407	626,896
Walt Disney (The) Co.(a)		1,430	241,913

			2,670,702

Consumer Discretionary	15.1%
Amazon.com, Inc.(a)		475	1,560,394
Booking Holdings, Inc.(a)		166	394,062
Dollar General Corp.		3,487	739,732
Home Depot (The), Inc.		949	311,519
NIKE, Inc. - Class B		2,642	383,698
Ross Stores, Inc.		2,108	229,456

			3,618,861

Consumer Staples	13.9%
Casey’s General Stores, Inc.		3,085	581,368
Coca-Cola (The) Co.		16,394	860,193
Constellation Brands, Inc. - Class A		1,498	315,614
Hershey (The) Co.		2,173	367,780
Mondelez International, Inc. - Class A		12,637	735,221
PepsiCo, Inc.		3,201	481,462

			3,341,638

Financials	6.2%
CME Group, Inc.		4,946	956,457
Progressive (The) Corp.		5,841	527,968

			1,484,425

Health Care	16.2%
Abbott Laboratories		5,575	658,575
Becton Dickinson and Co.		2,628	646,015
Boston Scientific Corp.(a)		14,039	609,152
Humana, Inc.		920	358,018
Intuitive Surgical, Inc.(a)		244	242,573
Johnson & Johnson		2,635	425,552
UnitedHealth Group, Inc.		2,424	947,154

			3,887,039

Industrials	5.8%
Copart, Inc.(a)		1,754	243,315
Graco, Inc.		3,366	235,519
Otis Worldwide Corp.		3,696	304,107
Ritchie Bros. Auctioneers, Inc.		5,825	359,169
United Parcel Service, Inc. - Class B		1,328	241,829

			1,383,939

Information Technology	28.5%
Adobe, Inc.(a)		1,244	716,196

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
Keysight Technologies, Inc.(a)		4,451	$731,255
Mastercard, Inc. - Class A		2,819	980,110
Microsoft Corp.		6,084	1,715,201
PayPal Holdings, Inc.(a)		3,319	863,637
ServiceNow, Inc.(a)		1,031	641,560
Synopsys, Inc.(a)		770	230,546
Teradyne, Inc.		2,161	235,916
Visa, Inc. - Class A		3,299	734,852

			6,849,273

Materials	2.6%
Sherwin-Williams (The) Co.		846	236,652
Vulcan Materials Co.		2,225	376,381

			613,033

TOTAL COMMON STOCKS (Cost $17,542,316)			23,848,910

SHORT-TERM INVESTMENTS	1.8%
Northern Institutional U.S. Government Select Portfolio – Shares Class, 0.03%(b)		431,573	431,573

TOTAL SHORT-TERM INVESTMENTS (Cost $431,573)			431,573

TOTAL INVESTMENTS (Cost $17,973,889)	101.2%		24,280,483
NET OTHER ASSETS (LIABILITIES)	(1.2%)		(277,733)

NET ASSETS	100.0%		$24,002,750

(a) Non-income producing security.

(b) 7-day current yield as of September 30, 2021 is disclosed.

At September 30, 2021, the Vontobel U.S. Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
United States	97.9%
All other countries less than 2%	1.5
Total	99.4%

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2021

Vontobel U.S. Equity Institutional Fund
Assets:
Investments, at value (Cost: $17,973,889)	$24,280,483
Receivable for dividends	12,817
Reclaims receivable	2,915
Receivable from investment adviser	17,461
Prepaid expenses	4,425

Total Assets	24,318,101

Liabilities:
Securities purchased payable	44,304
Accounting and Administration fees payable	198,972
Regulatory and Compliance fees payable	12,329
Trustee fees payable	594
Accrued expenses and other payables	59,152

Total Liabilities	315,351

Net Assets	$24,002,750

Class I Shares:
Net assets	$24,002,750
Shares of common stock outstanding	1,477,703

Net asset value per share	$16.24

Net Assets:
Paid in capital	$15,649,028
Distributable earnings (loss)	8,353,722

Net Assets	$24,002,750

See Notes to Financial Statements.

6

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2021

Vontobel U.S. Equity Institutional Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $1,065)	$225,436
Operating expenses:
Investment advisory	113,278
Accounting and Administration	161,000
Regulatory and Compliance	149,897
Trustees	60,447
Legal	30,687
Other	76,035

Total expenses before reductions	591,344

Expenses reduced by Adviser	(444,141)

Net expenses	147,203

Net investment income	78,233

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	2,177,428
Net realized losses from foreign currency transactions	(1,582)
Change in unrealized appreciation (depreciation) on investments	1,869,201

Net realized and unrealized gains from investment activities	4,045,047

Change in Net Assets Resulting from Operations	$4,123,280

See Notes to Financial Statements.

7

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2021 and 2020

	Vontobel U.S. Equity Institutional Fund
	2021	2020
Increase (decrease) in net assets:
Operations:
Net investment income	$78,233	$93,688
Net realized gains (losses) from investment and foreign currency transactions	2,175,846	379,345
Change in unrealized appreciation (depreciation) on investments and foreign currency	1,869,201	2,030,418

Change in net assets resulting from operations	4,123,280	2,503,451

Dividends paid to shareholders:
From distributable earnings	(566,599)	(300,442)

Total dividends paid to shareholders	(566,599)	(300,442)

Capital Transactions (Class I Shares):
Proceeds from sale of shares	1,231,588	1,715,528
Value of shares issued to shareholders in reinvestment of dividends	112,305	38,536
Value of shares redeemed	(714,233)	(61,399)

Change in net assets from capital transactions	629,660	1,692,665

Change in net assets	4,186,341	3,895,674
Net assets:
Beginning of year	19,816,409	15,920,735

End of year	$24,002,750	$19,816,409

Share Transactions (Class I Shares):
Sold	75,600	151,580
Reinvested	7,756	3,001
Redeemed	(45,096)	(4,570)

Change	38,260	150,011

See Notes to Financial Statements.

8

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

Vontobel U.S. Equity Institutional Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Period Ended September 30, 2018(a)
Net asset value, beginning of year	$13.77	$12.35	$11.16	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.05	0.07	0.09	0.05
Net realized and unrealized gains from investments and foreign currency	2.81	1.58	1.17	1.11

Total from investment operations	2.86	1.65	1.26	1.16

Less distributions paid:
From net investment income	(0.04)	(0.09)	(0.07)	—
From net realized gains	(0.35)	(0.14)	—	—

Total distributions paid	(0.39)	(0.23)	(0.07)	—

Change in net asset value	2.47	1.42	1.19	1.16

Net asset value, end of year	$16.24	$13.77	$12.35	$11.16

Total return(c)	21.18%	13.47%	11.46%	11.60%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$24,003	$19,816	$15,921	$11,427
Ratio of net expenses to average net assets(d)	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets(d)	0.34%	0.54%	0.82%	0.84%
Ratio of gross expenses to average net assets(d)	2.61%	3.33%	3.15%	2.93%
Portfolio turnover rate(c)	43.97%	57.97%	27.31%	20.78%

(a)	For the period from March 27, 2018, commencement of operations, to September 30, 2018.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

9

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Third Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated September 16, 2021. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Vontobel U.S. Equity Institutional Fund (the “Fund”) is a series of the Trust and commenced operations on March 27, 2018. These financial statements and notes only relate to the Fund.

The Fund is a diversified fund. The investment objective of the Fund is to provide long-term capital appreciation.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

10

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2021 in valuing the Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Vontobel U.S. Equity Institutional Fund
Common Stocks*	$23,848,910	$—	$—	$23,848,910
Short-Term Investments	431,573	—	—	431,573

Total Investments	$24,280,483	$—	$—	$24,280,483

* See additional categories in the Schedule of Investments.

As of September 30, 2021 there were no Level 2 or Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2021.

CURRENCY TRANSACTIONS

The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gains (losses) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statement of Operations.

11

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in theTrust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2021, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s tax return for the tax years ended September 30, 2021, 2020, 2019 and 2018 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

12

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

OTHER RISKS

The global outbreak of COVID-19 has disrupted economies and markets, and the prolonged duration and economic impact is uncertain. These events can have a significant impact to a Fund’s operations and performance.

B.	Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Amended and Restated Investment Advisory Agreement (the “Agreement”) with Vontobel Asset Management, Inc. (the “Adviser” or “Vontobel”) to provide investment advisory services to the Fund. Under the terms of the Agreement, the Fund pays the Adviser an annual fee based on the Fund’s daily net assets as set forth in the following table. The total fees incurred by the Fund pursuant to the Agreement is reflected as “Investment advisory” fees on the Statements of Operations. In addition, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) exceed the rates in the table below.

Fund	Class	Advisory Fee	Expense Limitation

Vontobel U.S. Equity Institutional Fund	Class I	0.50% on First $500 million	0.65%
		0.45% on assets over $500 million

The expense limitation agreement is effective until January 28, 2022 for the Fund at which time it will be subject to automatic renewal upon the effective date of the annual update to the the Fund’s registration statement. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

13

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

For the year ended September 30, 2021, the Fund incurred advisory fees payable to Vontobel, expense waivers/reimbursements from Vontobel and paid expense recoupments to Vontobel as follows:

Fund	Advisory Fee to Vontobel	Expenses Reduced by Vontobel	Advisory Fees Recouped by Vontobel

Vontobel U.S. Equity Institutional Fund	$113,278	$444,141	$—

The balances of recoverable expenses to Vontobel by the Fund at September 30, 2021 were as follows:

For the:	Expiring	Vontobel

Year Ended September 30, 2019	September 30, 2022	$308,332
Year Ended September 30, 2020	September 30, 2023	467,284
Year Ended September 30, 2021	September 30, 2024	444,141

Balances of Recoverable Expenses to the Adviser		$1,219,757

Foreside Financial Services, LLC (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor $50,000 annually and reimburses for certain out-of-pocket expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements with the Trust, on behalf of the Fund. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, and certain per account and transaction charges. The Fund is subject to a minimum annual fee of $150,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Fund, as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund has agreed to pay Foreside a tiered basis-point fee based on the Fund’s daily net assets, subject to an overall minimum annual fee of $150,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. The Trust paid each Independent Trustee compensation for their services based on an annual retainer of $125,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2021, the aggregate Trustee compensation paid by the Trust was $375,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from theTrust to the Fund is reflected as “Trustees” expenses on the Statements of Operations.

C.	Investment Transactions

For the year ended September 30, 2021, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Fund	Cost of Purchases	Proceeds from sales

Vontobel U.S. Equity Institutional Fund	$9,757,047	$9,512,447

14

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

D.	Federal Income Tax

As of September 30, 2021, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

Vontobel U.S. Equity Institutional Fund	$18,021,920	$6,319,321	$(60,758)	$6,258,563

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals.

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2021 and September 30, 2020 for the Fund were as follows:

Vontobel U.S. Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid

2021	$94,303	$472,296	$566,599	$—	$566,599
2020	$130,710	$169,732	$300,442	$—	$300,442

As of the latest tax year ended September 30, 2021, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings

Vontobel U.S. Equity Institutional Fund	$530,253	$1,564,906	$2,095,159	$ —	$ —	$6,258,563	$8,353,722

E.	Concentration by Ownership

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Vontobel U.S. Equity Institutional Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Vontobel U.S. Equity Institutional Fund (the “Fund”) (one of the funds constituting Advisers Investment Trust (the “Trust”), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from March 27, 2018 (commencement of operations) through September 30, 2018 and the related notes (collectively referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Advisers Investment Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three the years in the period then ended , and the period from March 27, 2018 (commencement of operations) through September 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor on one or more investment companies in the Trust since 2013

New York, New York

November 19, 2021

16

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

A.	Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2021 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2021:

QDI Percentage

Vontobel U.S. Equity Institutional Fund	49.25%

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Corporate DRD Percentage

Vontobel U.S. Equity Institutional Fund	48.95%

B.	Summary of Fund Holdings as of September 30, 2021

Vontobel U.S. Equity Institutional Fund

Market Exposure

Equity Securities	% of Net Assets

Software	16.4%
Internet	13.0
Diversified Financial Services	11.1
Retail	7.8
Beverages	6.9
Healthcare-Products	6.3
Healthcare-Services	5.4
Commercial Services	5.1
Food	4.6
Pharmaceuticals	4.5
Media	3.6
Electronics	3.0
Machinery-Diversified	2.3
Insurance	2.2
Apparel	1.6

Market Exposure

Equity Securities	% of Net Assets

Building Materials	1.6%
Distribution/Wholesale	1.0
Transportation	1.0
Chemicals	1.0
Semiconductors	1.0
Total	99.4%

5 Largest Security Positions

Issuer	% of Net Assets

Microsoft Corp.	7.1%
Amazon.com, Inc.	6.5
Alphabet, Inc. - Class C	4.9
Mastercard, Inc. - Class A	4.1
CME Group, Inc.	4.0

Total	26.6%

C.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2021 and held for the entire period through September 30, 2021.

17

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid 4/1/21–9/30/21*
Actual	0.65%	$1,000.00	$1,063.50	$3.36
Hypothetical	0.65%	$1,000.00	$1,021.80	$3.29

*Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

D.	Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 866-252-5393 (toll free) or 312-630-6583. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th is available without charge, upon request, by calling the Trust at 866-252-5393 (toll free) or 312-630-6583 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling the Fund at 866-252-5393 (toll free).

E.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee”).

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present.	8	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	8

18

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Independent Trustee, Boston Trust Walden Funds 1992 to present.	8	Boston Trust Walden Funds

[1]	The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker[2] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present.	8	PAF Transportation
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A
Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to present; Director, Beacon Hill Fund Services, LLC, April 2008 to July 2016.	N/A	N/A

19

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Deanna Y. Pellack Year of Birth: 1987	Secretary	Indefinite/ May 2021 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2019 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2014 to 2019; Assistant Secretary of Advisers Investment Trust 2018 to 2021.	N/A	N/A
Tracy L. Dotolo Year of Birth: 1976	Treasurer	Indefinite/ May 2021 to present	Director, Foreside Fund Officer Services, LLC, 2016 to present; Vice President of Global Fund Services, JPMorgan Chase & Co., 2009 to 2016.	N/A	N/A
Troy A. Sheets Year of Birth: 1971	Assistant Treasurer	Indefinite/ May 2021 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2009 to 2016; Treasurer of Advisers Investment Trust 2011 to 2021.	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2008 to 2016.	N/A	N/A
Kara M. Schneider Year of Birth: 1973	Assistant Secretary	Indefinite/May 2021 to present	Second Vice President, Global Fund Services Fund Governance Solutions, the Northern Trust Company 2021 to present; Manager, Ultimus Fund Solutions LLC 2017 to 2021.	N/A	N/A

1 The mailing address of Messrs. Whitaker, Ruehle, Sheets, and Statczar and Ms. Dotolo is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Mses. Nelligan, Pellack, and Schneider is 50 S. LaSalle Street, Chicago, IL 60603.

2 Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-252-5393.

20

Vontobel U.S. Equity

Institutional Fund

(A series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Vontobel U.S. Equity Institutional Fund.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Vontobel U.S. Equity Institutional Fund or anytime we make a material change to our privacy policy.

Investment Adviser

Vontobel Asset Management, Inc.

1540 Broadway

38th Floor

New York, New York 10036

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, New York 10036

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

866-252-5393 (toll free) or 312-630-6583

September 30, 2021

State Farm Funds

ANNUAL REPORT

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact The Northern Trust Company at 866-342-2418 (toll free) or 312-557-7940 for a prospectus or summary prospectus containing this and other information. Read it carefully.

Investors may obtain a copy of the proxy voting policies and procedures by writing to Advisers Investment Trust in the name of the respective Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 866-342-2418 (toll free) or 312-557-7940. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30 is available without charge, upon request, by calling 866-342-2418 (toll free) or 312-557-7940 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

The Funds file their respective complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their respective reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling 866-342-2418 (toll free) or 312-557-7940.

ANNUAL REPORT

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

MESSAGE TO SHAREHOLDERS

September 30, 2021

Dear Shareholders,

Thank you for investing with State Farm Funds®. Enclosed is the Annual Report for the 10-month period ended September 30, 2021 for the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund (the “State Farm Funds” or the “Funds”), each a series of Advisers Investment Trust (“the Trust”). In this report you will find management’s discussion of the investment philosophy and process for each of the State Farm Funds in the Trust, factors that affected each Fund’s performance over the 10-month period, and benchmark index comparisons that are designed to put that performance into context.

On June 17, 2021, shareholders of the former State Farm Associates’ Funds Trust (“AFT”) approved the reorganization of the four mutual funds within the AFT into the State Farm Funds in Advisers Investment Trust. The reorganization was effective on August 23, 2021, with the fiscal year end adjusted to September 30 instead of the previous November 30 ending date. The State Farm Funds continue to be advised by State Farm Investment Management Corp. with Northern Trust Investments, Inc. providing day-to-day portfolio management as the sub-adviser. The Northern Trust Company serves as the Funds’ administrator, fund accountant, custodian, and transfer agent. The State Farm Funds have the same or similar investment objectives, principal investment strategies, risks, and fees as the predecessor AFT funds.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.1 We believe that remaining focused on your long-term goals and maintaining an appropriate asset allocation mix are important elements in pursuing investment success.2

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

[1]	Investing involves risk, including potential for loss.

[2]	Asset allocation does not assure a profit or protect against loss.

1

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. State Farm Investment Management Corp., investment adviser to the Fund, has selected Northern Trust Investments, Inc. (the “Sub-Adviser”) as sub-adviser to the Fund. In general, the Sub-Adviser employs a long-term ownership strategy, which emphasizes buying securities as long-term investments. While the Fund seeks to maintain sector weights consistent within 3% to 5% of each sector’s weight in the S&P 500 Index (the “Index”), the Fund’s benchmark index, in making investment decisions on specific securities, the Sub-Adviser uses statistical modeling and research to look for companies with strong profitability and cash flows within their sector and strong management efficiency.

Describe the relevant market environment as it related to the Fund for the reporting period.

As represented by the Index, U.S. equities rose to several record closing prices throughout the 10-month reporting period, including crossing the 4,000-point threshold for the first time on April 1. The historic mark was followed by the Index continuing to set new highs during the remainder of the period, ultimately reaching its peak record close of 4,536 on September 2. The Index finished the period at 4,307 – a sizeable increase from where it had started (3,621) – while posting a 20.38% total return, including dividends.

The time period began with encouraging COVID-19 vaccine news in combination with another round of stimulus packages and continued loose monetary policy, which helped the U.S. equity market finish the 2020 calendar year with a positive return. Despite the slight downturn in January, the U.S. equity market rebounded swiftly in February and March to help the Index rise 6.2% during the first calendar quarter of 2021, finishing those three months at an all-time high. The expanding rollout of vaccines and the steady decline in COVID-19 related cases, hospitalizations and deaths enabled more states and municipalities to ease restrictions, thereby allowing the U.S. economic recovery to gain traction. Robust corporate earnings as well as improved U.S. economic data helped push the Index to record levels throughout the months of April and May.

Stocks moved steadily higher to start the third calendar quarter, as the U.S. economy continued to return to pre-pandemic levels of activity, while second quarter corporate earnings results were stronger than expected. Additionally, at the Federal Reserve’s July meeting, Fed Chairman Jerome Powell reiterated that, despite economic progress, it was not yet time for the central bank to begin to reduce quantitative easing, thereby ensuring the economy and markets would continue to enjoy the Fed’s support until late 2021.

That positive momentum for markets continued in August, powered by similar dynamics that combined to help markets look past an increase in COVID-19 cases. Unlike during the pandemic waves of 2020 and early 2021, some government authorities did not reimpose as strict of restrictions or lockdowns in response to rising case counts, and as such, the resulting economic headwinds were mild compared to previous episodes. However, the market tone changed in September, as many of the positive factors that supported stocks earlier in the period began to fade. First, profit warnings appeared that cited supply chain constraints and margin compression, causing investors to become more concerned about the outlook for corporate earnings. In addition, economic data from August showed that the rise in COVID-19 cases had weighed slightly more on the economic recovery than expected. As a result, the Index endured several choppy weeks of trading during the last month of the period, ultimately falling 4.7% in suffering its worst month in almost a year.

How did the Fund perform during the reporting period?

For the 10-month period ended September 30, 2021, the State Farm Growth Fund experienced a total return of 17.89% after expenses, compared to a 20.38% total return for the Index. Within the U.S. equities market rally, growth – driven in part by strong Information Technology sector returns – generally outperformed value. During the period, the Fund was underweight Information Technology compared to the Index, which contributed to the Fund’s underperformance relative to the benchmark. The S&P 500 Growth Index returned 21.20% versus 19.35% from the S&P 500 Value Index due, in part, to the market’s view that growth-

2

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2021 (Unaudited)

oriented companies were generally better positioned coming out of the shelter-in-place restrictions as the economy reopened.1 Meanwhile, the Fund’s relative overweight to multiple sectors including Energy, Health Care, Industrials, Materials and Consumer Staples positively contributed to the Fund’s performance compared to the Index.

The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended September 30

Average Annual Total Returns as of September 30, 2021**

	Total Returns 1-Year	Total Returns 5-Years	Total Returns 10-Years	Gross Expense Ratio***	Net Expense Ratio***
State Farm Growth Fund	25.89%	13.70%	13.42%	0.16%	0.12%
Benchmark: S&P 500 Index	30.00%	16.90%	16.63%	—	—

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 866-342-2418 (toll free) or 312-557-7940. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The S&P 500 Growth Index is a capitalization-weighted measure of growth-oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with higher price-to-book ratios and higher expected growth values. The S&P 500 Value Index is a capitalization-weighted measure of value-oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with lower price-to-book ratios and lower expected growth values.

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

**

The Fund is the successor to the State Farm Growth Fund, a series of the State Farm Associates’ Funds Trust (the “Growth Predecessor Fund”), a mutual fund with similar investment objectives, policies, and restrictions. The Growth Predecessor Fund reorganized into the Fund on August 23, 2021. The performance in the charts above includes that of the Growth Predecessor Fund for the periods prior to the reorganization.

***

Expense ratios are per the most recent Fund Prospectus dated March 15, 2021, as supplemented August 16, 2021. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2025.

3

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in pursuit of long-term growth of principal while providing some current income. State Farm Investment Management Corp., investment adviser to the Fund, has selected Northern Trust Investments, Inc. (the “Sub-Adviser”) as sub-adviser to the Fund. The Balanced Fund seeks to achieve its objective by investing under normal market conditions approximately 65% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of its total assets. The Sub-Adviser chooses stocks for the Fund’s portfolio for their long-term potential to generate capital gains, but may also consider a stock’s long-term potential to generate income. Under normal market conditions, the Fund invests approximately 35% and at least 25% of its total assets in a representative sample of fixed income securities in the Bloomberg Intermediate U.S. Government/Credit Bond Index (the “Index”). The Fund will buy and sell fixed income securities with the goal of achieving overall duration and total return similar to that of the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

As represented by the S&P 500 Index (the “S&P”), U.S. equities rose to several record closing prices throughout the 10-month reporting period, including crossing the 4,000-point threshold for the first time on April 1. The historic mark was followed by the S&P continuing to set new highs during the remainder of the period, ultimately reaching its peak record close of 4,536 on September 2. The S&P finished the period at 4,307 – a sizeable increase from where it had started (3,621) – while posting a 20.38% total return, including dividends.

The time period began with encouraging COVID-19 vaccine news in combination with another round of stimulus packages and continued loose monetary policy, which helped the U.S. equity market finish the 2020 calendar year with a positive return. Despite the slight downturn in January, the U.S. equity market rebounded swiftly in February and March to help the S&P rise 6.2% during the first calendar quarter of 2021, finishing those three months at an all-time high. The expanding rollout of vaccines and the steady decline in COVID-19 related cases, hospitalizations and deaths enabled more states and municipalities to ease restrictions, thereby allowing the U.S. economic recovery to gain traction. Robust corporate earnings as well as improved U.S. economic data helped push the S&P to record levels throughout the months of April and May.

Stocks moved steadily higher to start the third calendar quarter as the U.S. economy continued to return to pre-pandemic levels of activity while second quarter corporate earnings results were stronger than expected. Additionally, at the Federal Reserve’s July meeting, Fed Chairman Jerome Powell reiterated that, despite economic progress, it was not yet time for the central bank to begin to reduce quantitative easing, thereby ensuring the economy and markets would continue to enjoy the Fed’s support until late 2021.

That positive momentum for markets continued in August, powered by similar dynamics that combined to help markets look past an increase in COVID-19 cases. Unlike during the pandemic waves of 2020 and early 2021, some government authorities did not reimpose as strict of restrictions or lockdowns in response to rising case counts, and as such, the resulting economic headwinds were mild compared to previous episodes. However, the market tone changed in September, as many of the positive factors that supported stocks earlier in the period began to fade. First, profit warnings appeared that cited supply chain constraints and margin compression, causing investors to become more concerned about the outlook for corporate earnings. In addition, economic data from August showed that the rise in COVID-19 cases had weighed slightly more on the economic recovery than expected. As a result, the S&P endured several choppy weeks of trading during the last month of the period, ultimately falling 4.7% in suffering its worst month in almost a year.

Bond markets, as represented by the Index, generated a total return of -0.67% during the 10-month reporting period. The performance was comprised of the Intermediate Government-portion which generated a total return of -1.01% and the Intermediate Credit-portion, which posted a total return of -0.01%. The total return of the Intermediate Government-portion was comprised of a price return of -2.27% and a coupon return of 1.19%; meanwhile, the total return of the Intermediate Credit-portion was comprised of a price return of -2.36% and a coupon return of 2.35%.

To start the period, longer-term government bond yields trended higher as the market seemed to be looking forward to better economic growth on the back of positive corporate earnings, improving coronavirus developments, vaccination momentum and continued monetary and fiscal tailwinds. While the 10-year Treasury yield saw a rise in February and March – closing the first calendar quarter at 1.74% – short-term (3-month) yields continued to remain flat and hover near 0%. Inflationary concerns and doubt around the Fed’s ability to maintain low interest rates prompted some fixed income investors to sell off longer-dated bonds in exchange for short-term paper.

Uncertainty over the timing of recovery in both the domestic and global economies stoked some volatility in the bond market in April and May. Also, the Fed reiterated its commitment to near-zero interest rates as the economy continued to rebound, with Chairman Powell stressing that transitory inflationary concerns would not warrant a rate hike. For the final months of the period fixed income

4

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2021 (Unaudited)

themes were dominated by positive macroeconomic data in July, accommodative Fed commentary in August, and heightened political uncertainty in September. Ultimately, short-term yields finished the period at 0.04%, while longer-term Treasuries pulled back slightly from their March highs but still remained well above the 0.84% figure at which they started the fiscal year, closing at 1.52%.

How did the Fund perform during the reporting period?

For the 10-month period ended September 30, 2021, the State Farm Balanced Fund experienced a total return of 12.95% after expenses. The total return of the blended benchmark was 12.69% for the same period, as the Fund’s relative overweight to multiple sectors including Energy, Health Care, Industrials, Materials and Consumer Staples positively contributed to the Fund’s performance compared to its blended benchmark. The blended benchmark used is a combination of 65% S&P 500 Index and 35% Bloomberg Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the all-equity benchmark S&P 500 Index was 20.38%, and within the U.S. equities market rally, growth – driven in part by strong Information Technology sector returns – generally outperformed value. The Fund was underweight Information Technology compared to the S&P during the period, which hindered the Fund’s performance relative to the blended benchmark. The S&P 500 Growth Index returned 21.20% versus 19.35% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned coming out of the shelter-in-place restrictions as the economy reopened. Meanwhile, the fixed income benchmark Bloomberg Intermediate Government/Credit Index had a total return of -0.67% over the same time period. Within the fixed income portion of the Fund, the allocation to U.S. Treasuries was the largest detractor to performance.

5

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2021 (Unaudited)

The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended September 30

Average Annual Total Returns as of September 30, 2021****

	Total Returns 1-Year	Total Returns 5-Years	Total Returns 10-Years	Gross Expense Ratio*****	Net Expense Ratio*****
State Farm Balanced Fund	18.81%	10.37%	9.61%	0.18%	0.14%
Benchmark: S&P 500 Index	30.00%	16.90%	16.63%	—	—
Benchmark: Bloomberg Intermediate
Government/Credit Index	(0.40)%	2.60%	2.52%	—	—
Benchmark: Blended Benchmark	18.72%	11.99%	11.73%	—	—

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling by calling 866-342-2418 (toll free) or 312-557-7940. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Bloomberg Intermediate Government/Credit Index contains 5,307 U.S. Treasury, corporate and other securities with an average maturity of about 4.40 years.

***	The Northern Trust Company computes the Blended Benchmark using 65% S&P 500 Index and 35% Bloomberg Intermediate Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500 Index and the Bloomberg Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

****

The Fund is the successor to the State Farm Balanced Fund, a series of the State Farm Associates’ Funds Trust (the “Balanced Predecessor Fund”), a mutual fund with similar investment objectives, policies, and restrictions. The Balanced Predecessor Fund reorganized into the Fund on August 23, 2021. The performance in the charts above includes that of the Balanced Predecessor Fund for the periods prior to the reorganization.

*****

Expense ratios are per the most recent Fund Prospectus dated March 15, 2021, as supplemented August 16, 2021. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2025.

6

ADVISERS INVESTMENT TRUST

STATE FARM INTERIM FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a manner that seeks to provide investment results approximating the performance of the Bloomberg 1-5 Year U.S. Treasury Index. State Farm Investment Management Corp., investment adviser to the Fund, has selected Northern Trust Investments, Inc. (the “Sub-Adviser”) as sub-adviser to the Fund. Under normal circumstances, the Fund invests all its net assets in a representative sample of the U.S. Treasury obligations included in the Bloomberg 1-5 Year U.S. Treasury Index (the “Index”). The Sub-Adviser tries to replicate the investment composition and performance of the Index using computer programs and statistical procedures. The Fund will buy and sell securities with the goal of achieving an overall duration and total return for the Fund similar to that of the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

To start the period, longer-term government bond yields trended higher as the market seemed to be looking forward to better economic growth on the back of positive corporate earnings, improving coronavirus developments, vaccination momentum and continued monetary and fiscal tailwinds. While the 10-year Treasury yield saw a rise in February and March – closing the first calendar quarter at 1.74% – short-term (3-month) yields continued to remain flat and hover near 0%. Inflationary concerns and doubt around the Federal Reserve’s ability to maintain low interest rates prompted some fixed income investors to sell off longer-dated bonds in exchange for short-term paper.

The expanding rollout of vaccines and the steady decline in COVID-19 related cases, hospitalizations and deaths enabled more states and municipalities to ease restrictions, thereby allowing the U.S. economic recovery to gain traction. However, uncertainty over the timing of recovery in both the domestic and global economies stoked some volatility in the bond market in April and May. Also, the Fed reiterated its commitment to near-zero interest rates as the economy continued to rebound, with Chairman Powell stressing that transitory inflationary concerns would not warrant a rate hike.

For the final months of the period, fixed income themes were dominated by positive macro data in July, accommodative Fed commentary in August, and heightened political uncertainty in September. During the calendar quarter, COVID-related news returned to the front burner as both Europe and the U.S. experienced a significant uptick in new cases. Ultimately, short-term yields finished the period at 0.04%, while longer-term Treasuries pulled back slightly from their March highs but still remained well above the 0.84% figure at which they started the fiscal year, closing at 1.52%.

Overall, shorter-maturity U.S. Treasuries outperformed relative to intermediate- and longer-maturity U.S. Treasuries. For the 10-month period, the total return for the Bloomberg 1-3 year U.S. Treasury Index was 0.03%, compared to -1.12% and -8.73% for the Bloomberg Intermediate U.S. Treasury Index and the Bloomberg 20+ Year U.S. Treasury Index, respectively.

How did the Fund perform during the reporting period?

For the 10-month period ended September 30, 2021, the State Farm Interim Fund experienced a total return of -0.71% after expenses, compared to a total return of -0.39% for the Bloomberg 1-5 Year U.S. Treasury Index. In addition to expenses, the difference in maturity structure between the Fund and its benchmark played a role in the Fund underperforming the Index for the period. The Fund held relatively more longer-dated Treasuries, which generally performed worse than shorter maturities.

7

ADVISERS INVESTMENT TRUST

STATE FARM INTERIM FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2021 (Unaudited)

The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended September 30

Average Annual Total Returns as of September 30, 2021**

	Total Returns 1-Year	Total Returns 5-Years	Total Returns 10-Years	Gross Expense Ratio***	Net Expense Ratio***
State Farm Interim Fund	(0.90)%	1.63%	1.31%	0.22%	0.16%
Benchmark: Bloomberg 1-5 Year
U.S. Treasury Index	(0.45)%	1.81%	1.45%	—	—

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 866-342-2418 (toll free) or 312-557-7940. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The Bloomberg 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Bloomberg 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

**

The Fund is the successor to the State Farm Interim Fund, a series of the State Farm Associates’ Funds Trust (the “Interim Predecessor Fund”), a mutual fund with similar investment objectives, policies, and restrictions. The Interim Predecessor Fund reorganized into the Fund on August 23, 2021. The performance in the charts above includes that of the Interim Predecessor Fund for the periods prior to the reorganization.

***

Expense ratios are per the most recent Fund Prospectus dated March 15, 2021, as supplemented August 16, 2021. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2025.

8

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Under normal circumstances, the Fund invests so that either (1) at least 80% of the Fund’s net investment is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from federal income tax. State Farm Investment Management Corp., investment adviser to the Fund, has selected Northern Trust Investments, Inc. (the “Sub-Adviser”) as sub-adviser to the Fund. The Sub-Adviser will invest the Fund’s assets primarily in a diversified selection of municipal bonds with maturities of one to 17 years, although from time to time the Sub-Adviser may purchase issues with longer maturities. A majority of the Fund’s investments are in issues with maturities longer than five years.

Describe the relevant market environment as it related to the Fund for the reporting period.

In the municipal bond market, early period expectations of higher taxes as well as more fiscal stimulus coming from a Democratic-controlled White House and Congress helped boost investor appetite for municipal bonds and further eroded the historically close correlation between U.S. Treasury yields and those on municipal bonds. Strong demand continued into February, and coupled with relatively low issuance, helped to push municipal yields lower while credit spreads continued to tighten. While nominally down for the calendar first quarter, municipal bonds outperformed taxable counterparts given the fiscal boost the American Rescue Plan Act was expected to provide to state and local governments, while also benefitting from the improved outlook for rising tax revenues as the U.S. economy continued to reopen. The expanding rollout of vaccines and the steady decline in COVID-19 related cases, hospitalizations and deaths enabled more states and municipalities to ease restrictions, thereby allowing the U.S. economic recovery to gain traction. With that momentum as a tailwind, municipals went on to post positive total returns for April and May.

U.S. municipal bonds had a mixed performance in the final months of the period, however, delivering positive returns in July that then turned flat to negative in August and September. Positive macroeconomic data in July and accommodative Fed commentary in August gave way to rising interest rates and talk of expensive valuations and tightening credit spreads, ultimately acting as a drag on performance, while an uptick in the supply of new tax-exempt issuance also helped contribute to muted returns later in the period.

By period end, the municipal curve had steepened as longer-dated maturities generally saw their yields edge relatively higher than those on the shorter end of the curve. Meanwhile, lower-quality issuances generally realized relatively higher period returns as investors bid up their prices in a hunt for yield.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund experienced a total return of 0.37% for the 10-month period ended September 30, 2021, after expenses, compared to a 0.64% return for the Bloomberg 7-Year Municipal Bond Index. In addition to expenses, the difference in maturity structure and credit quality between the Fund and its benchmark played a role in the Fund underperforming the Index for the period. The Fund held more longer-dated and higher-quality securities, which generally performed worse than relatively shorter and lower-quality maturities.

9

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

September 30, 2021 (Unaudited)

The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended September 30

Average Annual Total Returns as of September 30, 2021**

	Total Returns 1-Year	Total Returns 5-Years	Total Returns 10-Years	Gross Expense Ratio***	Net Expense Ratio***
State Farm Municipal Bond Fund	1.12%	2.85%	3.21%	0.18%	0.16%
Benchmark: Bloomberg 7-Year
Municipal Bond Index	1.42%	2.83%	3.27%	—	—

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 866-342-2418 (toll free) or 312-557-7940. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The Bloomberg 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

The Bloomberg 7-Year Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

**

The Fund is the successor to the State Farm Municipal Bond Fund, a series of the State Farm Associates’ Funds Trust (the “Municipal Bond Predecessor Fund”), a mutual fund with similar investment objectives, policies, and restrictions. The Municipal Bond Predecessor Fund reorganized into the Fund on August 23, 2021. The performance in the charts above includes that of the Municipal Bond Predecessor Fund for the periods prior to the reorganization.

***

Expense ratios are per the most recent Fund Prospectus dated March 15, 2021, as supplemented August 16, 2021. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2025.

10

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Shares	Value
Common Stocks (98.95%)
Banking (2.89%)
Bank of America Corp.	149,100	$6,329,295
Citigroup Inc.	352,100	24,710,378
JPMorgan Chase & Co.	64,000	10,476,160
M&T Bank Corp.	78,100	11,663,454
New York Community Bancorp Inc.	417,400	5,371,938
Regions Financial Corp.	129,900	2,768,169
U.S. Bancorp	58,621	3,484,432
Umpqua Holdings Corp.	692,000	14,013,000
Wells Fargo & Co.	2,408,800	111,792,408

		190,609,234

Consumer Discretionary Products (1.42%)
Ford Motor Co.(a)	530,200	7,507,632
HNI Corp.	1,439,200	52,847,424
Newell Brands Inc.	59,200	1,310,688
PVH Corp.(a)	9,600	986,784
Tapestry Inc.	37,700	1,395,654
Tesla Inc.(a)	37,400	29,002,952
Under Armour Inc., Class A(a)	25,500	514,590
Under Armour Inc., Class C(a)	19,300	338,136

		93,903,860

Consumer Discretionary Services (1.29%)
Caesars Entertainment Inc.(a)	28,300	3,177,524
Carnival Corp.(a)	108,000	2,701,080
Darden Restaurants Inc.	11,800	1,787,346
Domino’s Pizza Inc.	17,700	8,442,192
Las Vegas Sands Corp.(a)	44,400	1,625,040
Marriott International Inc., Class A(a)	36,100	5,346,049
McDonald’s Corp.	12,600	3,037,986
MGM Resorts International	55,000	2,373,250
Norwegian Cruise Line Holdings Ltd.(a)	50,100	1,338,171
Penn National Gaming Inc.(a)	20,000	1,449,200
Royal Caribbean Cruises Ltd.(a)	29,600	2,632,920
Service Corp. International	155,500	9,370,430
Starbucks Corp.	346,300	38,200,353
Wynn Resorts Ltd.(a)	14,200	1,203,450
Yum! Brands Inc.	18,000	2,201,580

		84,886,571

Consumer Staple Products (5.92%)
Altria Group Inc.	594,600	27,066,192
Coca-Cola Co., The	884,100	46,388,727
Colgate-Palmolive Co.	466,300	35,242,954
Hershey Co., The	44,700	7,565,475
Kellogg Co.	179,400	11,467,248
McCormick & Co. Inc.	857,200	69,458,916
PepsiCo Inc.	496,000	74,603,360
Philip Morris International Inc.	66,300	6,284,577
Procter & Gamble Co., The	801,555	112,057,389

		390,134,838

Financial Services (1.32%)
Ally Financial Inc.	15,300	781,065
American Express Co.	90,500	15,161,465

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
BlackRock Inc.	9,900	$8,302,734
GATX Corp.	34,000	3,045,040
Intercontinental Exchange Inc.	103,200	11,849,424
Invesco Ltd.	51,100	1,232,021
Janus Henderson Group PLC	310,700	12,841,231
Northern Trust Corp.	21,600	2,328,696
OneMain Holdings Inc.	296,200	16,388,746
Virtu Financial Inc., Class A	607,100	14,831,453

		86,761,875

Health Care (19.05%)
Abbott Laboratories	858,800	101,450,044
AbbVie Inc.	612,600	66,081,162
Agilent Technologies Inc.	548,071	86,337,625
Amgen Inc.	176,485	37,529,535
Bristol-Myers Squibb Co.	15,800	934,886
Cardinal Health Inc.	141,500	6,998,590
Chemed Corp.	22,900	10,651,248
Eli Lilly & Co.	948,900	219,243,345
IDEXX Laboratories Inc.(a)	6,800	4,228,920
IQVIA Holdings Inc.(a)	46,200	11,066,748
Johnson & Johnson	2,481,600	400,778,400
Merck & Co. Inc.	122,450	9,197,220
Moderna Inc.(a)	41,200	15,856,232
Organon & Co.	28,275	927,137
Pfizer Inc.	2,279,531	98,042,628
QIAGEN NV(a)	61,100	3,157,648
Regeneron Pharmaceuticals Inc.(a)	19,100	11,558,938
Thermo Fisher Scientific Inc.	5,200	2,970,916
UnitedHealth Group Inc.	47,000	18,364,780
West Pharmaceutical Services Inc.	29,600	12,566,384
Zoetis Inc.	705,696	137,003,821

		1,254,946,207

Industrial Products (5.38%)
3M Co.	135,000	23,681,700
Amphenol Corp., Class A	49,900	3,654,177
Boeing Co., The(a)	11,000	2,419,340
Caterpillar Inc.	892,521	171,337,257
Deere & Co.	2,900	971,703
Donaldson Co. Inc.	49,713	2,854,023
Emerson Electric Co.	126,400	11,906,880
Illinois Tool Works Inc.	652,500	134,826,075
MSA Safety Inc.	13,500	1,966,950
Westinghouse Air Brake Technologies Corp.	11,311	975,121

		354,593,226

Industrial Services (1.51%)
American Airlines Group Inc.(a)	86,800	1,781,136
CH Robinson Worldwide Inc.	16,700	1,452,900
Cintas Corp.	15,800	6,014,428
Expeditors International of Washington Inc.	81,700	9,732,921
H&R Block Inc.	549,700	13,742,500
JB Hunt Transport Services Inc.	64,400	10,768,968

11	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Shares	Value
Common Stocks (Cont.)
Industrial Services (Cont.)
Landstar System Inc.	18,400	$2,903,888
Old Dominion Freight Line Inc.	38,700	11,067,426
Republic Services Inc.	19,000	2,281,140
Ryder System Inc.	74,400	6,153,624
Union Pacific Corp.	35,100	6,879,951
United Airlines Holdings Inc.(a)	43,700	2,078,809
United Parcel Service Inc., Class B	115,300	20,996,131
Waste Management Inc.	25,000	3,734,000

		99,587,822

Insurance (0.89%)
Alleghany Corp.(a)	15,400	9,615,914
Allstate Corp., The	21,700	2,762,627
Aon PLC, Class A	49,500	14,145,615
Assurant Inc.	18,000	2,839,500
Berkshire Hathaway Inc., Class B(a)	7,200	1,965,168
Erie Indemnity Co., Class A	10,000	1,784,200
Hanover Insurance Group Inc., The	75,300	9,760,386
Lincoln National Corp.	24,100	1,656,875
Travelers Cos. Inc., The	66,700	10,139,067
Unum Group	27,600	691,656
W.R. Berkley Corp.	18,800	1,375,784
White Mountains Insurance Group Ltd.	1,700	1,818,337

		58,555,129

Materials (10.30%)
Air Products and Chemicals Inc.	830,000	212,571,300
AptarGroup Inc.	438,205	52,299,767
Chemours Co., The	649,300	18,868,658
Corteva Inc.	27,375	1,151,940
Dow Inc.	26,244	1,510,605
DuPont de Nemours Inc.	18,693	1,270,937
Ecolab Inc.	8,700	1,814,994
International Flavors & Fragrances Inc.	545,041	72,882,882
Newmont Corp.	169,500	9,203,850
Nucor Corp.	531,200	52,317,888
Olin Corp.	65,200	3,145,900
Rio Tinto PLC Sponsored ADR	822,000	54,926,040
Royal Gold Inc.	88,200	8,422,218
Sherwin-Williams Co., The	16,800	4,699,464
Sonoco Products Co.	137,400	8,186,292
Vulcan Materials Co.	1,039,200	175,791,072

		679,063,807

Media (12.47%)
Alphabet Inc., Class A(a)	74,935	200,340,221
Alphabet Inc., Class C(a)	5,916	15,767,974
Cable One Inc.	1,400	2,538,382
Charter Communications Inc., Class A(a)	19,500	14,187,420
Discovery Inc., Class A(a)	22,900	581,202
Facebook Inc., Class A(a)	153,670	52,154,061
Interpublic Group of Cos. Inc., The	635,900	23,318,453
Netflix Inc.(a)	8,400	5,126,856

	Shares	Value
Common Stocks (Cont.)
Media (Cont.)
New York Times Co., The, Class A	82,700	$4,074,629
Nexstar Media Group Inc., Class A	23,600	3,586,256
Omnicom Group Inc.	150,300	10,890,738
Sirius XM Holdings Inc.	741,200	4,521,320
Take-Two Interactive Software Inc.(a)	12,000	1,848,840
Twitter Inc.(a)	107,900	6,516,081
VeriSign Inc.(a)	40,500	8,302,905
Walt Disney Co., The(a)	2,728,640	461,604,029
World Wrestling Entertainment Inc., Class A	109,800	6,177,348

		821,536,715

Oil & Gas (2.60%)
Antero Midstream Corp.	1,931,200	20,123,104
APA Corp.	51,200	1,097,216
Baker Hughes Co.	98,400	2,433,432
Chevron Corp.	1,060,000	107,537,000
Devon Energy Corp.	80,500	2,858,555
Diamondback Energy Inc.	24,500	2,319,415
EOG Resources Inc.	79,000	6,341,330
Halliburton Co.	120,400	2,603,048
Marathon Oil Corp.	106,500	1,455,855
NOV Inc.(a)	52,900	693,519
Occidental Petroleum Corp.	113,500	3,357,330
Targa Resources Corp.	119,400	5,875,674
Valero Energy Corp.	55,200	3,895,464
Williams Cos. Inc., The	411,700	10,679,498

		171,270,440

Real Estate (1.27%)
American Tower Corp.	32,900	8,731,989
Camden Property Trust	11,400	1,681,158
CoreSite Realty Corp.	115,700	16,029,078
Equity LifeStyle Properties Inc.	39,500	3,084,950
Extra Space Storage Inc.	63,000	10,583,370
Gaming and Leisure Properties Inc.	21,200	981,984
Iron Mountain Inc.	359,300	15,611,585
Lamar Advertising Co., Class A	120,800	13,704,760
Mid-America Apartment Communities Inc.	17,300	3,230,775
Public Storage	33,100	9,834,010

		83,473,659

Renewable Energy (0.04%)
Enphase Energy Inc.(a)	18,400	2,759,448

Retail & Wholesale - Discretionary (2.38%)
Amazon.com Inc.(a)	10,530	34,591,471
AutoZone Inc.(a)	5,700	9,678,543
Best Buy Co. Inc.	51,300	5,422,923
Copart Inc.(a)	17,200	2,385,984
eBay Inc.	201,100	14,010,637
Etsy Inc.(a)	17,200	3,576,912
Gap Inc., The	28,100	637,870
Home Depot Inc., The	145,147	47,645,954

See accompanying notes to financial statements.	12

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Shares	Value
Common Stocks (Cont.)
Retail & Wholesale - Discretionary (Cont.)
Lowe’s Cos. Inc.	10,600	$2,150,316
O’Reilly Automotive Inc.(a)	19,500	11,915,670
Pool Corp.	3,900	1,694,199
Williams-Sonoma Inc.	131,300	23,283,429

		156,993,908

Retail & Wholesale - Staples (6.38%)
Archer-Daniels-Midland Co.	3,291,354	197,514,154
Costco Wholesale Corp.	50,500	22,692,175
Kroger Co., The	41,700	1,685,931
Ollie’s Bargain Outlet Holdings Inc.(a)	113,100	6,817,668
Target Corp.	76,700	17,546,659
Walmart Inc.	1,248,700	174,043,806

		420,300,393

Software & Services (6.07%)
Accenture PLC, Class A	52,800	16,891,776
Adobe Inc.(a)	44,916	25,859,040
Automatic Data Processing Inc.	109,900	21,971,208
CDW Corp.	42,800	7,790,456
Citrix Systems Inc.	51,600	5,540,292
DXC Technology Co.(a)	34,500	1,159,545
EPAM Systems Inc.(a)	21,000	11,980,080
Intuit Inc.	39,300	21,202,743
Jack Henry & Associates Inc.	2,200	360,932
Mastercard Inc., Class A	73,464	25,541,964
Microsoft Corp.	701,169	197,673,564
NortonLifeLock Inc.	83,400	2,110,020
Oracle Corp.	145,900	12,712,267
Paychex Inc.	93,400	10,502,830
Verisk Analytics Inc.	49,900	9,993,473
Visa Inc., Class A	127,512	28,403,298

		399,693,488

Technology Hardware & Semiconductors (16.59%)
Advanced Micro Devices Inc.(a)	109,600	11,277,840
Apple Inc.	5,078,868	718,659,822
Applied Materials Inc.	4,200	540,666
ASML Holding NV NY Reg. Shares	334,733	249,412,906
Broadcom Inc.	24,900	12,074,757
Cisco Systems Inc.	45,600	2,482,008
Corning Inc.	1,284,600	46,875,054
HP Inc.	456,100	12,478,896
Intel Corp.	58,000	3,090,240
NVIDIA Corp.	12,300	2,548,068
QUALCOMM Inc.	12,100	1,560,658
Texas Instruments Inc.	169,007	32,484,835

		1,093,485,750

Telecommunications (0.21%)
Verizon Communications Inc.	252,500	13,637,525

Utilities (0.97%)
American Electric Power Co. Inc.	78,300	6,356,394
American Water Works Co. Inc.	68,700	11,613,048

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
Duke Energy Corp.	133,366	$13,015,188
IDACORP Inc.	95,300	9,852,114
PPL Corp.	78,900	2,199,732
Public Service Enterprise Group Inc.	60,300	3,672,270
Southern Co., The	83,800	5,193,086
Vistra Corp.	192,900	3,298,590
WEC Energy Group Inc.	96,900	8,546,580

		63,747,002

Total Common Stocks (cost $2,137,216,204)		6,519,940,897

	Principal amount	Value
U.S. Treasury Obligations (0.03%)
U.S. Treasury Bill 0.040%, 01/27/2022(b),(c)	$1,940,000	1,939,712

Total U.S. Treasury Obligations (cost $1,939,755)		1,939,712

	Shares	Value
Short-term Investments (0.92%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(d)	60,785,766	60,785,766

Total Short-term Investments (cost $60,785,766)		60,785,766

TOTAL INVESTMENTS (99.90%) (cost $2,199,941,725)		6,582,666,375
OTHER ASSETS, NET OF LIABILITIES (0.10%)		6,305,362

NET ASSETS (100.00%)		$6,588,971,737

(a)	Non-income producing security.
(b)	Security pledged as collateral to cover margin requirements for open futures contracts.
(c)	Discount rate at the time of purchase.
(d)	Rate shown is the 7-day yield as of September 30, 2021.

PLC – Public Limited Company

ADR – American Depositary Receipt

13	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

At September 30, 2021, the Fund had open futures contracts as follows:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation (Depreciation)*
Long Contracts
E-Mini S&P 500	160	12/31/2021	USD	34,382,000	$(1,750,037)

*Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to financial statements.	14

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Shares	Value
Common Stocks (69.67%)
Banking (1.92%)
Bank of America Corp.	31,900	$1,354,155
Citigroup Inc.	6,900	484,242
JPMorgan Chase & Co.	14,700	2,406,243
M&T Bank Corp.	24,300	3,628,962
New York Community Bancorp Inc.	104,300	1,342,341
U.S. Bancorp	14,245	846,723
Wells Fargo & Co.	759,000	35,225,190

		45,287,856

Consumer Discretionary Products (0.32%)
HNI Corp.	160,000	5,875,200
Tesla Inc.(a)	2,300	1,783,604

		7,658,804

Consumer Discretionary Services (0.64%)
Domino’s Pizza Inc.	4,500	2,146,320
McDonald’s Corp.	1,900	458,109
Service Corp. International	38,800	2,338,088
Starbucks Corp.	86,500	9,541,815
Yum! Brands Inc.	4,600	562,626

		15,046,958

Consumer Staple Products (5.76%)
Altria Group Inc.	148,500	6,759,720
Coca-Cola Co., The	410,000	21,512,700
Colgate-Palmolive Co.	27,300	2,063,334
Hershey Co., The	11,500	1,946,375
Kellogg Co.	132,500	8,469,400
Nestle SA Sponsored ADR	182,400	21,926,304
PepsiCo Inc.	46,400	6,979,024
Procter & Gamble Co., The	473,400	66,181,320

		135,838,177

Financial Services (0.78%)
American Express Co.	24,100	4,037,473
BlackRock Inc.	2,500	2,096,650
GATX Corp.	9,900	886,644
Intercontinental Exchange Inc.	25,700	2,950,874
Northern Trust Corp.	5,600	603,736
OneMain Holdings Inc.	73,900	4,088,887
Virtu Financial Inc., Class A	151,700	3,706,031

		18,370,295

Health Care (11.68%)
Abbott Laboratories	143,875	16,995,954
AbbVie Inc.	50,000	5,393,500
Agilent Technologies Inc.	143,787	22,650,766
Amgen Inc.	70,750	15,044,988
Chemed Corp.	5,900	2,744,208
Eli Lilly & Co.	212,000	48,982,600
IDEXX Laboratories Inc.(a)	1,400	870,660
IQVIA Holdings Inc.(a)	10,800	2,587,032
Johnson & Johnson	417,700	67,458,550
Medtronic PLC	2,100	263,235
Merck & Co. Inc.	75,900	5,700,849
Organon & Co.	10,320	338,393

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Pfizer Inc.	728,140	$31,317,301
QIAGEN NV(a)	10,700	552,976
Regeneron Pharmaceuticals Inc.(a)	4,700	2,844,346
Thermo Fisher Scientific Inc.	500	285,665
UnitedHealth Group Inc.	10,600	4,141,844
West Pharmaceutical Services Inc.	6,900	2,929,326
Zoetis Inc.	229,495	44,554,159

		275,656,352

Industrial Products (4.77%)
3M Co.	62,100	10,893,582
Amphenol Corp., Class A	9,500	695,685
Caterpillar Inc.	262,400	50,372,928
Deere & Co.	41,002	13,738,540
Donaldson Co. Inc.	49,317	2,831,289
Emerson Electric Co.	71,700	6,754,140
Illinois Tool Works Inc.	130,600	26,985,878
MSA Safety Inc.	1,000	145,700
Westinghouse Air Brake Technologies Corp.	676	58,278

		112,476,020

Industrial Services (0.95%)
CH Robinson Worldwide Inc.	1,900	165,300
Cintas Corp.	3,300	1,256,178
Expeditors International of Washington Inc.	18,400	2,191,992
H&R Block Inc.	137,300	3,432,500
JB Hunt Transport Services Inc.	16,000	2,675,520
Landstar System Inc.	4,600	725,972
Old Dominion Freight Line Inc.	10,600	3,031,388
Republic Services Inc.	3,800	456,228
Union Pacific Corp.	12,066	2,365,057
United Parcel Service Inc., Class B	29,400	5,353,740
Waste Management Inc.	5,700	851,352

		22,505,227

Insurance (0.59%)
Alleghany Corp.(a)	4,300	2,684,963
Allstate Corp., The	4,500	572,895
Aon PLC, Class A	12,300	3,514,971
Assurant Inc.	4,800	757,200
Berkshire Hathaway Inc., Class B(a)	1,900	518,586
Erie Indemnity Co., Class A	1,300	231,946
Hanover Insurance Group Inc., The	18,800	2,436,856
Travelers Cos. Inc., The	15,900	2,416,959
W.R. Berkley Corp.	4,700	343,946
White Mountains Insurance Group Ltd.	500	534,805

		14,013,127

Materials (8.16%)
Air Products and Chemicals Inc.	230,000	58,905,300
AptarGroup Inc.	107,000	12,770,450
Chemours Co., The	162,100	4,710,626

15	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Corteva Inc.	5,022	$211,326
Dow Inc.	39,352	2,265,101
DuPont de Nemours Inc.	6,215	422,558
Ecolab Inc.	800	166,896
International Flavors & Fragrances Inc.	120,888	16,165,143
Newmont Corp.	39,900	2,166,570
Nucor Corp.	436,800	43,020,432
Rio Tinto PLC Sponsored ADR	293,000	19,578,260
Royal Gold Inc.	22,000	2,100,780
Sherwin-Williams Co., The	4,200	1,174,866
Sonoco Products Co.	31,800	1,894,644
Vulcan Materials Co.	160,200	27,099,432

		192,652,384

Media (12.16%)
Alphabet Inc., Class A(a)	31,587	84,448,476
Alphabet Inc., Class C(a)	3,559	9,485,838
Cable One Inc.	500	906,565
Charter Communications Inc., Class A(a)	4,800	3,492,288
Facebook Inc., Class A(a)	67,130	22,783,251
Netflix Inc.(a)	2,500	1,525,850
Nexstar Media Group Inc., Class A	5,900	896,564
Take-Two Interactive Software Inc.(a)	2,900	446,803
VeriSign Inc.(a)	10,200	2,091,102
Walt Disney Co., The(a)	941,595	159,289,626
World Wrestling Entertainment Inc., Class A	27,500	1,547,150

		286,913,513

Oil & Gas (2.29%)
Antero Midstream Corp.	482,300	5,025,566
Chevron Corp.	288,000	29,217,600
Enbridge Inc.	54,858	2,183,348
Exxon Mobil Corp.	274,000	16,116,680
Williams Cos. Inc., The	62,200	1,613,468

		54,156,662

Real Estate (0.72%)
American Tower Corp.	8,300	2,202,903
Camden Property Trust	700	103,229
CoreSite Realty Corp.	30,600	4,239,324
Equity LifeStyle Properties Inc.	11,600	905,960
Extra Space Storage Inc.	15,000	2,519,850
Iron Mountain Inc.	89,800	3,901,810
Mid-America Apartment Communities Inc.	3,600	672,300
Public Storage	8,200	2,436,220

		16,981,596

Retail & Wholesale - Discretionary (1.20%)
Amazon.com Inc.(a)	2,590	8,508,253
AutoZone Inc.(a)	1,600	2,716,784

	Shares	Value
Common Stocks (Cont.)
Retail & Wholesale - Discretionary (Cont.)
Copart Inc.(a)	3,700	$513,264
Home Depot Inc., The	21,960	7,208,590
Lowe’s Cos. Inc.	1,600	324,576
O’Reilly Automotive Inc.(a)	5,300	3,238,618
Williams-Sonoma Inc.	32,800	5,816,424

		28,326,509

Retail & Wholesale - Staples (3.60%)
Archer-Daniels-Midland Co.	882,861	52,980,489
Costco Wholesale Corp.	12,200	5,482,070
Kroger Co., The	10,500	424,515
Ollie’s Bargain Outlet Holdings Inc.(a)	28,200	1,699,896
Target Corp.	18,400	4,209,368
Walmart Inc.	144,043	20,076,713

		84,873,051

Software & Services (4.18%)
Accenture PLC, Class A	12,300	3,935,016
Adobe Inc.(a)	11,700	6,735,924
Automatic Data Processing Inc.	38,600	7,716,912
CDW Corp.	9,800	1,783,796
Citrix Systems Inc.	12,800	1,374,336
EPAM Systems Inc.(a)	5,200	2,966,496
Intuit Inc.	9,500	5,125,345
Mastercard Inc., Class A	18,239	6,341,336
Microsoft Corp.	179,321	50,554,176
NortonLifeLock Inc.	20,800	526,240
Oracle Corp.	400	34,852
Paychex Inc.	21,400	2,406,430
Verisk Analytics Inc.	11,300	2,263,051
Visa Inc., Class A	31,030	6,911,932

		98,675,842

Technology Hardware & Semiconductors (9.20%)
Apple Inc.	1,258,904	178,134,916
ASML Holding NV NY Reg. Shares	14,821	11,043,275
Broadcom Inc.	6,000	2,909,580
Cisco Systems Inc.	600	32,658
Corning Inc.	372,300	13,585,227
HP Inc.	114,000	3,119,040
Intel Corp.	9,600	511,488
NVIDIA Corp.	3,100	642,196
QUALCOMM Inc.	2,500	322,450
Texas Instruments Inc.	35,973	6,914,371

		217,215,201

Telecommunications (0.14%)
Verizon Communications Inc.	62,990	3,402,090

Utilities (0.61%)
American Electric Power Co. Inc.	19,700	1,599,246
American Water Works Co. Inc.	17,200	2,907,488
Duke Energy Corp.	37,033	3,614,051
IDACORP Inc.	21,200	2,191,656
Public Service Enterprise Group Inc.	15,100	919,590

See accompanying notes to financial statements.	16

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
Southern Co., The	19,400	$1,202,218
WEC Energy Group Inc.	21,600	1,905,120

		14,339,369

Total Common Stocks (cost $475,067,623)		1,644,389,033

	Principal amount	Value
Corporate Bonds (12.84%)
Aerospace/Defense (0.53%)
Boeing (The) Co. 2.850%, 10/30/2024	$1,000,000	1,045,073
General Dynamics Corp. 2.375%, 11/15/2024	500,000	525,046
Raytheon Technologies Corp. 3.150%, 12/15/2024	1,000,000	1,061,637
Northrop Grumman Corp. 2.930%, 01/15/2025	1,000,000	1,059,392
Lockheed Martin Corp. 2.900%, 03/01/2025	1,000,000	1,063,753
Precision Castparts Corp. 3.250%, 06/15/2025	1,000,000	1,075,721
Boeing (The) Co. 2.250%, 06/15/2026	500,000	508,230
General Dynamics Corp. 2.125%, 08/15/2026	500,000	521,457
Raytheon Technologies Corp. 3.125%, 05/04/2027	1,000,000	1,086,678
General Dynamics Corp. 2.625%, 11/15/2027	500,000	533,735
Northrop Grumman Corp. 3.250%, 01/15/2028	1,000,000	1,081,896
General Dynamics Corp. 3.750%, 05/15/2028	1,200,000	1,348,581
Raytheon Technologies Corp. 2.250%, 07/01/2030	1,500,000	1,514,648

		12,425,847

Apparel & Textile Products (0.07%)
NIKE, Inc.
2.250%, 05/01/2023	500,000	513,178
2.375%, 11/01/2026	1,000,000	1,057,234

		1,570,412

Automobiles Manufacturing (0.23%)
Toyota Motor Credit Corp. 2.900%, 04/17/2024	1,000,000	1,057,540
American Honda Finance Corp. 2.300%, 09/09/2026	1,000,000	1,046,962
Toyota Motor Credit Corp. 3.050%, 01/11/2028	1,000,000	1,085,169

	Principal amount	Value
Corporate Bonds (Cont.)
Automobiles Manufacturing (Cont.)
American Honda Finance Corp. 3.500%, 02/15/2028	$1,000,000	$1,104,142
Toyota Motor Credit Corp. 3.650%, 01/08/2029	1,000,000	1,128,566

		5,422,379

Banks (0.39%)
U.S. Bancorp 3.700%, 01/30/2024	500,000	535,491
PNC Bank N.A. 3.250%, 06/01/2025	500,000	539,095
Wells Fargo & Co. 3.000%, 04/22/2026	1,000,000	1,072,891
U.S. Bancorp 2.375%, 07/22/2026	1,000,000	1,056,057
Wells Fargo & Co. 3.000%, 10/23/2026	1,500,000	1,607,653
U.S. Bancorp 3.150%, 04/27/2027	1,000,000	1,091,534
PNC Bank N.A. 3.100%, 10/25/2027	1,000,000	1,092,269
U.S. Bancorp 3.900%, 04/26/2028	1,000,000	1,136,470
Wells Fargo & Co. 4.150%, 01/24/2029	1,000,000	1,136,512

		9,267,972

Biotechnology (0.14%)
Amgen, Inc.
3.625%, 05/22/2024	1,000,000	1,071,565
2.600%, 08/19/2026	1,000,000	1,057,849
3.200%, 11/02/2027	1,000,000	1,087,450

		3,216,864

Cable & Satellite (0.13%)
Comcast Corp.
3.600%, 03/01/2024	1,000,000	1,072,430
2.350%, 01/15/2027	1,000,000	1,048,861
1.500%, 02/15/2031	1,000,000	949,266

		3,070,557

Chemicals (0.42%)
Linde, Inc.
2.700%, 02/21/2023	1,000,000	1,027,487
3.200%, 01/30/2026	1,000,000	1,082,214
Ecolab, Inc.
2.700%, 11/01/2026	1,000,000	1,065,709
3.250%, 12/01/2027	1,500,000	1,641,406
PPG Industries, Inc. 3.750%, 03/15/2028	2,000,000	2,248,652

17	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
E.I. du Pont de Nemours and Co. 2.300%, 07/15/2030	$1,000,000	$1,021,380
Ecolab, Inc. 1.300%, 01/30/2031	2,000,000	1,883,742

		9,970,590

Communications Equipment (0.09%)
Cisco Systems, Inc.
3.625%, 03/04/2024	1,000,000	1,075,270
3.500%, 06/15/2025	500,000	546,044
2.950%, 02/28/2026	500,000	540,804

		2,162,118

Consumer Finance (0.15%)
Visa, Inc.
2.800%, 12/14/2022	1,000,000	1,026,256
3.150%, 12/14/2025	1,000,000	1,084,376
Mastercard, Inc. 2.950%, 11/21/2026	500,000	542,326
Visa, Inc. 1.100%, 02/15/2031	1,000,000	937,020

		3,589,978

Consumer Products (0.52%)
Colgate-Palmolive Co. 2.100%, 05/01/2023	2,000,000	2,054,449
Unilever Capital Corp. 3.100%, 07/30/2025	1,000,000	1,078,218
Kimberly-Clark Corp. 3.050%, 08/15/2025	1,000,000	1,076,892
Procter & Gamble (The) Co. 2.700%, 02/02/2026	500,000	534,152
Kimberly-Clark Corp. 2.750%, 02/15/2026	1,000,000	1,073,617
Unilever Capital Corp.
2.000%, 07/28/2026	500,000	518,948
2.900%, 05/05/2027	500,000	538,736
Clorox (The) Co. 3.100%, 10/01/2027	500,000	539,622
Unilever Capital Corp. 3.500%, 03/22/2028	1,000,000	1,108,524
Clorox (The) Co. 3.900%, 05/15/2028	1,000,000	1,127,288
Estee Lauder (The) Cos., Inc. 2.375%, 12/01/2029	1,000,000	1,038,575
Unilever Capital Corp. 1.375%, 09/14/2030	500,000	477,900
Estee Lauder (The) Cos., Inc. 1.950%, 03/15/2031	1,000,000	997,488

		12,164,409

Diversified Banks (0.20%)
JPMorgan Chase & Co.
3.200%, 01/25/2023	1,000,000	1,038,068
3.625%, 05/13/2024	500,000	537,954

	Principal amount	Value
Corporate Bonds (Cont.)
Diversified Banks (Cont.)
3.125%, 01/23/2025	$1,000,000	$1,062,879
3.300%, 04/01/2026	1,000,000	1,084,215
Bank of America Corp. 3.974%, 02/07/2030	1,000,000	1,119,524

		4,842,640

Electrical Equipment Manufacturing (0.10%)
ABB Finance U.S.A., Inc. 3.800%, 04/03/2028	1,000,000	1,131,719
Rockwell Automation, Inc. 3.500%, 03/01/2029	1,000,000	1,117,746

		2,249,465

Financial Services (0.33%)
Bank of New York Mellon (The) Corp. 3.650%, 02/04/2024	1,000,000	1,068,362
State Street Corp.
3.300%, 12/16/2024	1,000,000	1,083,054
3.550%, 08/18/2025	500,000	548,463
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/2025	747,000	809,648
Bank of New York Mellon (The) Corp. 2.800%, 05/04/2026	500,000	534,762
State Street Corp. 2.650%, 05/19/2026	1,000,000	1,064,536
Bank of New York Mellon (The) Corp.
2.450%, 08/17/2026	500,000	528,662
3.400%, 01/29/2028	2,000,000	2,200,380

		7,837,867

Food & Beverage (1.11%)
General Mills, Inc. 3.650%, 02/15/2024	1,000,000	1,060,401
PepsiCo, Inc. 3.600%, 03/01/2024	1,000,000	1,066,610
J.M. Smucker (The) Co. 3.500%, 03/15/2025	1,000,000	1,079,930
PepsiCo, Inc. 3.500%, 07/17/2025	1,000,000	1,089,432
Hershey (The) Co. 3.200%, 08/21/2025	1,000,000	1,074,780
PepsiCo, Inc. 2.850%, 02/24/2026	1,000,000	1,072,385
Hershey (The) Co. 2.300%, 08/15/2026	1,000,000	1,052,096
General Mills, Inc. 3.200%, 02/10/2027	1,000,000	1,084,556
Coca-Cola (The) Co. 2.900%, 05/25/2027	500,000	542,723
PepsiCo, Inc. 3.000%, 10/15/2027	1,500,000	1,645,474
Kellogg Co. 3.400%, 11/15/2027	1,000,000	1,093,012

See accompanying notes to financial statements.	18

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Principal amount	Value
Corporate Bonds (Cont.)
Food & Beverage (Cont.)
J.M. Smucker (The) Co. 3.375%, 12/15/2027	$1,500,000	$1,632,472
Campbell Soup Co. 4.150%, 03/15/2028	1,000,000	1,126,316
General Mills, Inc. 4.200%, 04/17/2028	1,000,000	1,139,478
Mondelez International, Inc. 4.125%, 05/07/2028	2,000,000	2,300,505
Kellogg Co. 4.300%, 05/15/2028	1,000,000	1,145,452
Coca-Cola (The) Co. 2.125%, 09/06/2029	1,000,000	1,026,996
Kellogg Co. 2.100%, 06/01/2030	500,000	495,265
PepsiCo, Inc. 1.400%, 02/25/2031	1,500,000	1,441,583
Coca-Cola (The) Co.
2.000%, 03/05/2031	3,000,000	3,010,599
1.375%, 03/15/2031	1,000,000	949,840

		26,129,905

Industrial Other (0.45%)
Emerson Electric Co. 2.625%, 02/15/2023	1,000,000	1,024,884
General Electric Co. 3.375%, 03/11/2024	1,000,000	1,062,878
Emerson Electric Co. 3.150%, 06/01/2025	1,000,000	1,074,059
3M Co. 3.000%, 08/07/2025	1,000,000	1,077,274
Dover Corp. 3.150%, 11/15/2025	1,000,000	1,070,144
3M Co. 2.250%, 09/19/2026	500,000	524,932
Honeywell International, Inc. 2.500%, 11/01/2026	2,000,000	2,123,660
3M Co. 3.375%, 03/01/2029	1,000,000	1,101,245
Honeywell International, Inc. 1.950%, 06/01/2030	500,000	500,584
Emerson Electric Co. 1.950%, 10/15/2030	1,000,000	1,000,058

		10,559,718

Integrated Oils (0.54%)
TotalEnergies Capital International S.A. 2.700%, 01/25/2023	1,000,000	1,031,390
Chevron Corp. 3.191%, 06/24/2023	1,000,000	1,042,382
TotalEnergies Capital Canada Ltd. 2.750%, 07/15/2023	500,000	521,640
Exxon Mobil Corp.
3.176%, 03/15/2024	2,000,000	2,117,860
2.709%, 03/06/2025	1,000,000	1,057,286

	Principal amount	Value
Corporate Bonds (Cont.)
Integrated Oils (Cont.)
Shell International Finance B.V. 3.250%, 05/11/2025	$1,000,000	$1,080,207
Chevron Corp. 3.326%, 11/17/2025	1,000,000	1,086,253
Shell International Finance B.V. 2.875%, 05/10/2026	1,000,000	1,077,556
TotalEnergies Capital International S.A. 3.455%, 02/19/2029	1,000,000	1,105,736
Exxon Mobil Corp. 3.482%, 03/19/2030	1,000,000	1,112,489
Shell International Finance B.V. 2.750%, 04/06/2030	1,000,000	1,061,744
Equinor ASA 2.375%, 05/22/2030	500,000	514,337

		12,808,880

Internet Media (0.09%)
Alphabet, Inc.
3.375%, 02/25/2024	1,000,000	1,068,792
1.998%, 08/15/2026	1,000,000	1,045,120

		2,113,912

Machinery & Manufacturing (0.38%)
Caterpillar Financial Services Corp. 2.625%, 03/01/2023	1,000,000	1,030,505
Caterpillar, Inc. 3.400%, 05/15/2024	1,000,000	1,067,805
John Deere Capital Corp. 3.350%, 06/12/2024	1,500,000	1,610,451
Caterpillar Financial Services Corp. 3.250%, 12/01/2024	1,000,000	1,081,573
Eaton Corp. 3.103%, 09/15/2027	1,000,000	1,083,706
John Deere Capital Corp. 3.050%, 01/06/2028	1,000,000	1,085,574
Caterpillar, Inc. 2.600%, 09/19/2029	1,000,000	1,053,822
John Deere Capital Corp. 2.450%, 01/09/2030	1,000,000	1,040,947

		9,054,383

Mass Merchants (0.25%)
Walmart, Inc.
2.550%, 04/11/2023	1,000,000	1,029,004
3.300%, 04/22/2024	500,000	532,884
Costco Wholesale Corp. 2.750%, 05/18/2024	1,000,000	1,055,133
Target Corp.
3.500%, 07/01/2024	1,000,000	1,079,912
2.500%, 04/15/2026	1,000,000	1,067,418
Costco Wholesale Corp. 3.000%, 05/18/2027	1,000,000	1,093,067

		5,857,418

19	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Principal amount	Value
Corporate Bonds (Cont.)
Medical Equipment & Devices Manufacturing (0.23%)
Stryker Corp. 3.375%, 05/15/2024	$ 1,000,000	$1,063,098
Abbott Laboratories 2.950%, 03/15/2025	1,000,000	1,065,299
Stryker Corp.
3.500%, 03/15/2026	1,000,000	1,090,655
3.650%, 03/07/2028	1,000,000	1,109,752
Thermo Fisher Scientific, Inc. 2.600%, 10/01/2029	1,000,000	1,043,791

		5,372,595

Metals & Mining (0.05%)
Rio Tinto Finance U.S.A. Ltd. 3.750%, 06/15/2025	1,000,000	1,093,000

Oil & Gas Services & Equipment (0.13%)
Schlumberger Investment S.A. 3.650%, 12/01/2023	1,000,000	1,060,061
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027	1,000,000	1,091,377
Schlumberger Investment S.A. 2.650%, 06/26/2030	1,000,000	1,031,650

		3,183,088

Pharmaceuticals (1.06%)
GlaxoSmithKline Capital, Inc. 2.800%, 03/18/2023	1,000,000	1,036,494
Merck & Co., Inc. 2.800%, 05/18/2023	2,000,000	2,078,728
Novartis Capital Corp. 3.400%, 05/06/2024	1,500,000	1,608,991
Pfizer, Inc. 3.400%, 05/15/2024	1,000,000	1,072,821
Eli Lilly & Co. 2.750%, 06/01/2025	472,000	499,502
AstraZeneca PLC 3.375%, 11/16/2025	1,000,000	1,091,081
Novartis Capital Corp. 3.000%, 11/20/2025	1,000,000	1,079,966
Johnson & Johnson 2.450%, 03/01/2026	500,000	532,366
Eli Lilly & Co. 3.100%, 05/15/2027	500,000	543,142
AstraZeneca PLC 3.125%, 06/12/2027	1,000,000	1,088,953
Johnson & Johnson 2.900%, 01/15/2028	2,000,000	2,168,294
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/2028	2,000,000	2,264,040
Sanofi 3.625%, 06/19/2028	1,500,000	1,707,208
Merck & Co., Inc. 3.400%, 03/07/2029	1,000,000	1,106,970

	Principal amount	Value
Corporate Bonds (Cont.)
Pharmaceuticals (Cont.)
Eli Lilly & Co. 3.375%, 03/15/2029	$407,000	$451,099
Pfizer, Inc. 3.450%, 03/15/2029	1,000,000	1,112,889
Bristol-Myers Squibb Co. 3.400%, 07/26/2029	2,000,000	2,216,661
Merck & Co., Inc. 1.450%, 06/24/2030	500,000	482,942
AstraZeneca PLC 1.375%, 08/06/2030	1,000,000	951,621
Johnson & Johnson 1.300%, 09/01/2030	2,000,000	1,928,147

		25,021,915

Pipeline (0.10%)
TransCanada PipeLines Ltd.
4.875%, 01/15/2026	1,000,000	1,144,050
4.250%, 05/15/2028	1,000,000	1,138,462

		2,282,512

Railroad (0.50%)
Burlington Northern Santa Fe LLC 3.000%, 03/15/2023	1,500,000	1,548,521
Union Pacific Corp. 2.750%, 04/15/2023	500,000	514,995
Norfolk Southern Corp. 3.850%, 01/15/2024	1,000,000	1,064,058
Burlington Northern Santa Fe LLC 3.750%, 04/01/2024	1,000,000	1,070,862
Union Pacific Corp. 3.250%, 08/15/2025	500,000	537,939
Canadian National Railway Co. 2.750%, 03/01/2026	2,000,000	2,126,652
Union Pacific Corp. 2.750%, 03/01/2026	1,000,000	1,064,628
Norfolk Southern Corp. 2.900%, 06/15/2026	500,000	534,973
Union Pacific Corp. 3.000%, 04/15/2027	1,000,000	1,077,068
Norfolk Southern Corp. 3.150%, 06/01/2027	500,000	542,607
Union Pacific Corp.
3.950%, 09/10/2028	1,000,000	1,133,180
3.700%, 03/01/2029	500,000	558,124

		11,773,607

Restaurants (0.09%)
McDonald’s Corp.
3.250%, 06/10/2024	1,000,000	1,067,107
3.800%, 04/01/2028	1,000,000	1,117,608

		2,184,715

Retail - Consumer Discretionary (0.27%)
Home Depot (The), Inc. 3.350%, 09/15/2025	1,000,000	1,088,647

See accompanying notes to financial statements.	20

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Principal amount	Value
Corporate Bonds (Cont.)
Retail - Consumer Discretionary (Cont.)
Lowe’s Cos., Inc. 3.375%, 09/15/2025	$1,000,000	$1,081,709
Home Depot (The), Inc. 3.000%, 04/01/2026	1,000,000	1,078,779
Lowe’s Cos., Inc. 2.500%, 04/15/2026	1,000,000	1,054,829
TJX (The) Cos., Inc. 2.250%, 09/15/2026	1,000,000	1,049,544
Amazon.com, Inc. 3.150%, 08/22/2027	1,000,000	1,099,509

		6,453,017

Retail - Consumer Staples (0.07%)
Sysco Corp.
3.300%, 07/15/2026	1,000,000	1,080,214
3.250%, 07/15/2027	500,000	541,269

		1,621,483

Semiconductors (0.33%)
Intel Corp. 2.700%, 12/15/2022	1,000,000	1,028,975
Texas Instruments, Inc. 2.250%, 05/01/2023	3,000,000	3,078,345
Intel Corp.
3.700%, 07/29/2025	1,000,000	1,094,490
2.600%, 05/19/2026	1,000,000	1,066,517
QUALCOMM, Inc. 3.250%, 05/20/2027	1,000,000	1,096,900
Texas Instruments, Inc. 2.900%, 11/03/2027	500,000	545,267

		7,910,494

Software & Services (0.45%)
Microsoft Corp. 2.125%, 11/15/2022	2,000,000	2,040,751
Automatic Data Processing, Inc. 3.375%, 09/15/2025	1,000,000	1,089,387
Oracle Corp. 2.650%, 07/15/2026	1,000,000	1,053,832
Microsoft Corp.
2.400%, 08/08/2026	500,000	531,140
3.300%, 02/06/2027	500,000	553,008
Oracle Corp. 3.250%, 11/15/2027	1,000,000	1,085,047
RELX Capital, Inc. 4.000%, 03/18/2029	1,000,000	1,125,349
S&P Global, Inc. 2.500%, 12/01/2029	1,000,000	1,044,803
International Business Machines Corp. 1.950%, 05/15/2030	600,000	592,584

	Principal amount	Value
Corporate Bonds (Cont.)
Software & Services (Cont.)
RELX Capital, Inc. 3.000%, 05/22/2030	$500,000	$530,803
S&P Global, Inc. 1.250%, 08/15/2030	1,000,000	941,192

		10,587,896

Transportation & Logistics (0.20%)
United Parcel Service, Inc.
2.450%, 10/01/2022	1,000,000	1,021,765
2.400%, 11/15/2026	500,000	530,987
3.050%, 11/15/2027	2,000,000	2,197,649
2.500%, 09/01/2029	1,000,000	1,047,853

		4,798,254

Utilities (2.99%)
NSTAR Electric Co. 2.375%, 10/15/2022	500,000	508,277
Virginia Electric and Power Co. 2.750%, 03/15/2023	1,000,000	1,028,721
Public Service Electric and Gas Co. 2.375%, 05/15/2023	2,000,000	2,054,389
Florida Power & Light Co. 2.750%, 06/01/2023	2,000,000	2,056,278
PacifiCorp 2.950%, 06/01/2023	1,000,000	1,034,568
Pacific Gas and Electric Co. 3.250%, 06/15/2023	1,000,000	1,027,128
Consumers Energy Co. 3.375%, 08/15/2023	1,000,000	1,047,336
San Diego Gas & Electric Co. 3.600%, 09/01/2023	2,000,000	2,109,052
Duke Energy Ohio, Inc. 3.800%, 09/01/2023	1,000,000	1,054,116
Public Service Co. of New Hampshire 3.500%, 11/01/2023	500,000	527,943
Delmarva Power & Light Co. 3.500%, 11/15/2023	1,000,000	1,057,237
Alabama Power Co. 3.550%, 12/01/2023	1,000,000	1,064,849
Virginia Electric and Power Co. 3.450%, 02/15/2024	1,000,000	1,059,692
Potomac Electric Power Co. 3.600%, 03/15/2024	1,000,000	1,063,315
DTE Electric Co. 3.650%, 03/15/2024	2,000,000	2,131,005
Florida Power & Light Co. 3.250%, 06/01/2024	1,000,000	1,056,887
Interstate Power and Light Co. 3.250%, 12/01/2024	1,000,000	1,068,007
DTE Electric Co. 3.375%, 03/01/2025	1,000,000	1,073,646
Arizona Public Service Co. 3.150%, 05/15/2025	500,000	534,460

21	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities (Cont.)
Southern California Gas Co. 3.200%, 06/15/2025	$500,000	$534,008
Pacific Gas and Electric Co.
3.500%, 06/15/2025	1,000,000	1,042,803
3.450%, 07/01/2025	500,000	522,220
Duke Energy Progress LLC 3.250%, 08/15/2025	1,000,000	1,077,444
Louisville Gas and Electric Co. 3.300%, 10/01/2025	1,000,000	1,076,108
PECO Energy Co. 3.150%, 10/15/2025	1,000,000	1,076,744
Florida Power & Light Co. 3.125%, 12/01/2025	1,000,000	1,074,720
Virginia Electric and Power Co. 3.150%, 01/15/2026	1,000,000	1,076,277
Georgia Power Co. 3.250%, 04/01/2026	1,000,000	1,071,882
San Diego Gas & Electric Co. 2.500%, 05/15/2026	1,000,000	1,051,859
NSTAR Electric Co. 2.700%, 06/01/2026	1,000,000	1,048,539
Commonwealth Edison Co. 2.550%, 06/15/2026	1,000,000	1,056,431
Southern California Gas Co. 2.600%, 06/15/2026	1,000,000	1,057,420
Evergy Kansas Central, Inc. 2.550%, 07/01/2026	1,000,000	1,051,075
CenterPoint Energy Houston Electric LLC 2.400%, 09/01/2026	500,000	524,919
Public Service Electric and Gas Co. 2.250%, 09/15/2026	1,000,000	1,042,848
Consolidated Edison Co. of New York, Inc. 2.900%, 12/01/2026	500,000	529,492
Duke Energy Carolinas LLC 2.950%, 12/01/2026	1,000,000	1,077,048
AEP Transmission Co. LLC 3.100%, 12/01/2026	500,000	538,783
Evergy Kansas Central, Inc. 3.100%, 04/01/2027	1,000,000	1,074,213
Public Service Electric and Gas Co. 3.000%, 05/15/2027	500,000	542,844
NSTAR Electric Co. 3.200%, 05/15/2027	1,000,000	1,087,918
Appalachian Power Co. 3.300%, 06/01/2027	1,000,000	1,080,168
Union Electric Co. 2.950%, 06/15/2027	1,000,000	1,068,464
Atmos Energy Corp. 3.000%, 06/15/2027	1,000,000	1,075,269
Commonwealth Edison Co. 2.950%, 08/15/2027	500,000	541,978
Wisconsin Power and Light Co. 3.050%, 10/15/2027	1,000,000	1,075,435

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities (Cont.)
Consolidated Edison Co. of New York, Inc. 3.125%, 11/15/2027	$1,000,000	$1,076,340
Pacific Gas and Electric Co. 3.300%, 12/01/2027	1,000,000	1,029,222
Southern California Edison Co. 3.650%, 03/01/2028	1,000,000	1,082,752
Southwest Gas Corp. 3.700%, 04/01/2028	1,000,000	1,100,848
Virginia Electric and Power Co. 3.800%, 04/01/2028	1,000,000	1,116,340
Public Service Electric and Gas Co. 3.700%, 05/01/2028	1,000,000	1,119,167
Ameren Illinois Co. 3.800%, 05/15/2028	1,000,000	1,118,797
Consolidated Edison Co. of New York, Inc. 3.800%, 05/15/2028	1,000,000	1,119,324
Indiana Michigan Power Co. 3.850%, 05/15/2028	1,000,000	1,113,793
AEP Texas, Inc. 3.950%, 06/01/2028	1,000,000	1,113,652
Pacific Gas and Electric Co. 3.750%, 07/01/2028	500,000	523,133
Duke Energy Ohio, Inc. 3.650%, 02/01/2029	1,000,000	1,097,351
Union Electric Co. 3.500%, 03/15/2029	1,000,000	1,102,514
MidAmerican Energy Co. 3.650%, 04/15/2029	2,000,000	2,237,960
Atmos Energy Corp. 2.625%, 09/15/2029	1,000,000	1,037,927
Evergy Metro, Inc. 2.250%, 06/01/2030	500,000	504,047
Interstate Power and Light Co. 2.300%, 06/01/2030	500,000	502,032
Southwest Gas Corp. 2.200%, 06/15/2030	500,000	493,031
Alabama Power Co. 1.450%, 09/15/2030	1,500,000	1,423,629
Public Service Co. of Colorado 1.875%, 06/15/2031	3,000,000	2,948,490

		70,494,164

Wireless Telecommunications Services (0.25%)
AT&T, Inc. 1.650%, 02/01/2028	2,000,000	1,983,983
Vodafone Group PLC 4.375%, 05/30/2028	1,000,000	1,148,483
Verizon Communications, Inc. 4.329%, 09/21/2028	1,012,000	1,163,321

See accompanying notes to financial statements.	22

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Principal amount	Value
Corporate Bonds (Cont.)
Wireless Telecommunications Services (Cont.)
3.875%, 02/08/2029	$1,000,000	$1,121,580
AT&T, Inc. 4.350%, 03/01/2029	500,000	573,310

		5,990,677

Total Corporate Bonds (cost $284,626,178)		303,082,731

Foreign Government Bonds (0.09%)
Province of Quebec Canada 2.500%, 04/20/2026	1,000,000	1,066,450
Province of Ontario Canada 2.500%, 04/27/2026	1,000,000	1,063,668

Total Foreign Government Bonds (cost $1,996,743)		2,130,118

Agency Commercial Mortgage-Backed Securities (b) (0.74%)
Federal Home Loan Banks
2.875%, 09/13/2024	5,000,000	5,344,583
1.000%, 06/26/2026	3,000,000	2,996,364
0.400%, 06/28/2024	255,000	254,315

Federal National Mortgage Association
0.250%, 05/22/2023	5,000,000	5,001,944
0.250%, 07/10/2023	2,526,000	2,525,406
0.875%, 08/05/2030	1,500,000	1,412,031

Total Agency Commercial
Mortgage-Backed Securities (cost $17,568,924)		17,534,643

U.S. Treasury Obligations (15.44%)
U.S. Treasury Bill 0.040%, 01/27/2022(c),(d)	660,000	659,902
U.S. Treasury Notes
1.625%, 11/15/2022	5,000,000	5,084,375
0.125%, 11/30/2022	5,000,000	4,999,219
0.125%, 12/31/2022	5,000,000	4,998,438
1.500%, 01/15/2023	5,000,000	5,086,914
0.125%, 01/31/2023	5,000,000	4,997,461
2.000%, 02/15/2023	5,000,000	5,125,586
0.125%, 02/28/2023	5,000,000	4,996,289
0.500%, 03/15/2023	5,000,000	5,023,633
0.125%, 03/31/2023	5,000,000	4,995,117
0.250%, 04/15/2023	5,000,000	5,003,711
0.125%, 04/30/2023	5,000,000	4,993,359
0.125%, 05/15/2023	5,000,000	4,992,773
0.125%, 05/31/2023	5,000,000	4,991,992
0.125%, 06/30/2023	5,000,000	4,991,406
0.125%, 07/31/2023	5,000,000	4,989,258
2.500%, 08/15/2023	10,000,000	10,418,359
0.125%, 08/31/2023	5,000,000	4,986,719
0.125%, 09/15/2023	5,000,000	4,984,766
0.125%, 10/15/2023	5,000,000	4,982,031
2.750%, 11/15/2023	10,000,000	10,514,844

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (Cont.)
0.125%, 12/15/2023	$5,000,000	$4,976,563
0.125%, 01/15/2024	5,000,000	4,973,242
0.125%, 02/15/2024	5,000,000	4,971,289
0.250%, 03/15/2024	5,000,000	4,982,617
0.375%, 04/15/2024	5,000,000	4,994,336
2.500%, 05/15/2024	5,000,000	5,269,531
0.250%, 05/15/2024	5,000,000	4,975,977
2.000%, 06/30/2024	5,000,000	5,209,180
0.375%, 07/15/2024	5,000,000	4,986,328
2.375%, 08/15/2024	5,000,000	5,268,555
0.375%, 08/15/2024	5,000,000	4,982,031
0.375%, 09/15/2024	3,000,000	2,987,109
1.500%, 10/31/2024	5,000,000	5,146,875
2.250%, 11/15/2024	5,000,000	5,262,695
2.000%, 02/15/2025	15,000,000	15,689,648
0.500%, 03/31/2025	5,000,000	4,972,266
0.375%, 04/30/2025	5,000,000	4,944,531
0.250%, 05/31/2025	5,000,000	4,915,625
0.250%, 06/30/2025	5,000,000	4,910,938
0.250%, 07/31/2025	5,068,600	4,971,584
2.000%, 08/15/2025	5,000,000	5,235,547
0.250%, 08/31/2025	5,000,000	4,897,852
0.250%, 09/30/2025	5,000,000	4,892,773
0.250%, 10/31/2025	5,000,000	4,885,352
0.375%, 11/30/2025	5,000,000	4,904,492
0.375%, 01/31/2026	5,000,000	4,892,578
0.875%, 09/30/2026	5,000,000	4,973,047
2.250%, 02/15/2027	5,000,000	5,310,938
0.375%, 07/31/2027	5,000,000	4,785,156
2.750%, 02/15/2028	10,000,000	10,940,234
2.375%, 05/15/2029	28,000,000	30,056,250
1.625%, 08/15/2029	18,000,000	18,333,281
1.500%, 02/15/2030	26,000,000	26,165,547
1.125%, 02/15/2031	10,000,000	9,685,937
1.250%, 08/15/2031	3,250,000	3,171,289

Total U.S. Treasury Obligations (cost $360,619,740)		364,337,345

	Shares	Value
Short-term Investments (1.40%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(e)	32,974,385	32,974,385

Total Short-term Investments (cost $32,974,385)		32,974,385

TOTAL INVESTMENTS (100.18%) (cost $1,172,853,593)		2,364,448,255
OTHER LIABILITIES, NET OF ASSETS ((0.18)%)		(4,225,066)

NET ASSETS (100.00%)		$2,360,223,189

23	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

(a)	Non-income producing security.
(b)

The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

(c)	Security pledged as collateral to cover margin requirements for open futures contracts.
(d)	Discount rate at the time of purchase.
(e)	Rate shown is the 7-day yield as of September 30, 2021.

ADR – American Depositary Receipt

PLC – Public Limited Company

ASA – Aksjeselskap (Norway: usb Stock Company)

LLC – Limited Liability Company

At September 30, 2021, the Fund had open futures contracts as follows:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation (Depreciation)*
Long Contracts
E-Mini S&P 500	54	12/31/2021	USD	11,603,925	$(590,638)

* Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to financial statements.	24

ADVISERS INVESTMENT TRUST

STATE FARM INTERIM FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Principal amount	Value
U.S. Treasury Obligations (99.27%)
U.S. Treasury Notes
0.125%, 10/31/2022	$3,780,000	$3,780,443
2.000%, 10/31/2022	2,000,000	2,040,859
1.875%, 10/31/2022	2,000,000	2,038,047
1.625%, 11/15/2022	2,000,000	2,033,750
0.125%, 11/30/2022	5,000,000	4,999,219
2.000%, 11/30/2022	2,500,000	2,554,297
1.625%, 12/15/2022	6,000,000	6,107,578
0.125%, 12/31/2022	5,000,000	4,998,438
1.500%, 01/15/2023	1,000,000	1,017,383
0.125%, 01/31/2023	4,738,000	4,735,594
2.375%, 01/31/2023	2,500,000	2,573,828
1.750%, 01/31/2023	2,000,000	2,042,188
2.000%, 02/15/2023	5,000,000	5,125,586
0.125%, 02/28/2023	4,514,000	4,510,650
2.500%, 03/31/2023	3,000,000	3,103,711
1.500%, 03/31/2023	2,000,000	2,039,297
0.250%, 04/15/2023	3,000,000	3,002,227
1.625%, 04/30/2023	5,000,000	5,111,914
0.125%, 04/30/2023	4,493,000	4,487,033
0.125%, 05/15/2023	4,000,000	3,994,219
1.625%, 05/31/2023	6,250,000	6,395,752
0.250%, 06/15/2023	3,000,000	3,000,703
1.375%, 06/30/2023	7,250,000	7,395,000
0.125%, 06/30/2023	4,978,000	4,969,444
0.125%, 07/15/2023	5,000,000	4,989,648
1.250%, 07/31/2023	6,000,000	6,109,687
0.125%, 07/31/2023	5,500,000	5,488,184
2.500%, 08/15/2023	5,000,000	5,209,180
0.125%, 08/15/2023	5,000,000	4,987,500
1.375%, 08/31/2023	6,000,000	6,126,094
0.125%, 08/31/2023	4,978,000	4,964,777
0.125%, 09/15/2023	3,000,000	2,990,859
1.375%, 09/30/2023	5,000,000	5,108,398
0.250%, 09/30/2023	4,907,000	4,903,166
0.125%, 10/15/2023	6,000,000	5,978,437
1.625%, 10/31/2023	5,000,000	5,135,938
2.875%, 10/31/2023	2,000,000	2,106,406
0.250%, 11/15/2023	7,000,000	6,990,156
2.125%, 11/30/2023	6,500,000	6,752,383
0.125%, 12/15/2023	6,000,000	5,971,875
2.250%, 12/31/2023	3,000,000	3,127,500
0.125%, 01/15/2024	3,935,000	3,913,942
2.250%, 01/31/2024	5,000,000	5,219,531
2.750%, 02/15/2024	5,000,000	5,281,250
0.125%, 02/15/2024	4,812,000	4,784,369
2.125%, 02/29/2024	5,000,000	5,209,570
2.125%, 03/31/2024	3,000,000	3,127,617
2.000%, 04/30/2024	7,000,000	7,283,555
2.500%, 05/15/2024	6,500,000	6,850,391
0.250%, 05/15/2024	6,000,000	5,971,172
2.000%, 06/30/2024	2,500,000	2,604,590
1.750%, 06/30/2024	2,000,000	2,070,469
0.375%, 07/15/2024	6,000,000	5,983,594
1.750%, 07/31/2024	4,000,000	4,143,594
0.375%, 08/15/2024	8,000,000	7,971,250
2.375%, 08/15/2024	7,000,000	7,375,977

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (Cont.)
1.250%, 08/31/2024	$5,000,000	$5,107,813
1.500%, 09/30/2024	5,000,000	5,146,289
1.500%, 10/31/2024	3,500,000	3,602,813
2.250%, 10/31/2024	2,500,000	2,630,566
2.250%, 11/15/2024	8,000,000	8,420,312
1.500%, 11/30/2024	3,000,000	3,087,773
2.125%, 11/30/2024	1,000,000	1,048,906
2.250%, 12/31/2024	4,000,000	4,213,750
1.750%, 12/31/2024	2,000,000	2,075,078
1.375%, 01/31/2025	8,000,000	8,201,562
2.000%, 02/15/2025	8,000,000	8,367,812
1.125%, 02/28/2025	6,000,000	6,100,078
2.125%, 05/15/2025	8,000,000	8,407,500
2.750%, 06/30/2025	3,000,000	3,224,063
2.000%, 08/15/2025	14,260,000	14,931,780
0.250%, 09/30/2025	4,500,000	4,403,496
2.250%, 11/15/2025	13,500,000	14,278,887
2.625%, 12/31/2025	10,000,000	10,739,453
2.625%, 01/31/2026	7,000,000	7,523,359
1.625%, 02/15/2026	6,000,000	6,190,781
2.250%, 03/31/2026	5,000,000	5,297,656
2.375%, 04/30/2026	1,000,000	1,065,625
1.625%, 05/15/2026	9,000,000	9,281,953
1.875%, 06/30/2026	7,000,000	7,302,695
1.875%, 07/31/2026	7,000,000	7,303,789
0.750%, 08/31/2026	9,000,000	8,903,672
1.375%, 08/31/2026	4,000,000	4,076,406
1.625%, 09/30/2026	7,500,000	7,733,203
1.625%, 10/31/2026	8,000,000	8,245,625

Total U.S. Treasury Obligations (cost $439,486,031)		443,700,914

	Shares	Value
Short-term Investments (0.29%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(a)	1,312,590	1,312,590

Total Short-term Investments (cost $1,312,590)		1,312,590

TOTAL INVESTMENTS (99.56%) (cost $440,798,621)		445,013,504
OTHER ASSETS, NET OF LIABILITIES (0.44%)		1,960,671

NET ASSETS (100.00%)		$446,974,175

(a)	Rate shown is the 7-day yield as of September 30, 2021.

25	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (97.15%)
Alabama (1.76%)
City of Athens, Alabama, Electric Revenue Warrants	3.000%	06/01/2024	$585,000	$624,196
City of Athens, Alabama, Electric Revenue Warrants	3.250%	06/01/2025	600,000	641,201
City of Athens, Alabama, Electric Revenue Warrants	3.500%	06/01/2026	220,000	236,292
City of Athens, Alabama, Electric Revenue Warrants	3.750%	06/01/2027	645,000	695,394
City of Athens, Alabama, Water and Sewer Revenue Refunding Warrants	3.000%	05/01/2028	980,000	1,080,808
City of Athens, Alabama, Electric Revenue Warrants	4.000%	06/01/2028	665,000	720,065
Madison Water and Wastewater Board Revenue Refunding Bonds	4.000%	12/01/2028	2,165,000	2,419,875
City of Athens, Alabama, Water and Sewer Revenue Refunding Warrants	3.130%	05/01/2029	1,010,000	1,111,133
Mountain Brook Board of Education, General Obligation Bonds, Series A	4.000%	03/01/2033	350,000	428,726
Mountain Brook Board of Education, General Obligation Bonds, Series A	4.000%	03/01/2034	300,000	366,141
Mountain Brook Board of Education, General Obligation Bonds, Series A	4.000%	03/01/2035	350,000	425,929
Madison Water and Wastewater Board Revenue Refunding Bonds	4.000%	12/01/2035	215,000	255,457
Mountain Brook Board of Education, General Obligation Bonds, Series A	4.000%	03/01/2036	500,000	605,956
Madison Water and Wastewater Board Revenue Refunding Bonds	4.000%	12/01/2036	310,000	367,509
Mountain Brook Board of Education, General Obligation Bonds, Series A	3.000%	03/01/2037	505,000	561,459
Madison Water and Wastewater Board Revenue Refunding Bonds	4.000%	12/01/2037	270,000	319,180
Mountain Brook Board of Education, General Obligation Bonds, Series A	3.000%	03/01/2038	600,000	665,272
Madison Water and Wastewater Board Revenue Refunding Bonds	4.000%	12/01/2038	265,000	312,541
Mountain Brook Board of Education, General Obligation Bonds, Series A	3.000%	03/01/2039	500,000	552,821

				12,389,955

Alaska (1.33%)
Municipality of Anchorage, Alaska, General Obligation Bonds, Series A	3.250%	09/01/2028	1,095,000	1,216,400
Municipality of Anchorage, Alaska, General Obligation Bonds, Series B	3.250%	09/01/2028	1,050,000	1,166,410
Municipality of Anchorage, Alaska, General Obligation Bonds, Series A	3.500%	09/01/2029	1,390,000	1,552,721
Municipality of Anchorage, Alaska, General Obligation Bonds, Series B	3.500%	09/01/2029	1,090,000	1,217,602
Municipality of Anchorage, Alaska, General Obligation Bonds, Series A	3.500%	09/01/2030	1,440,000	1,597,127
Municipality of Anchorage, Alaska, General Obligation Bonds, Series B	3.500%	09/01/2030	1,125,000	1,247,756
Borough of Matanuska-Susitna, Alaska, General Obligation Bonds, Series A	5.000%	08/01/2031	1,225,000	1,326,989

				9,325,005

Arizona (1.57%)
Pima County Unified School District No. 1 Tucson, General Obligation Refunding Bonds	5.000%	07/01/2022	1,000,000	1,034,894
County of Pima, Arizona, Sewer System Revenue Bonds, Series A (Prerefunded to 07-01-2022 @ 100)(a)	5.000%	07/01/2023	1,060,000	1,097,848
Maricopa County Elementary School District No. 79 Litchfield Elementary, General Obligation Bonds, Project of 2009, Series A	5.000%	07/01/2023	1,000,000	1,011,534
Maricopa County Unified School District No. 69 Paradise Valley, General Obligation Bonds, Project of 2009, Series A	3.000%	07/01/2023	1,255,000	1,315,123
Maricopa County Union High School District No. 210 Phoenix, General Obligation Bonds, Series A	4.000%	07/01/2024	1,165,000	1,197,275
County of Pima, Arizona, General Obligation Bonds, Series A	4.000%	07/01/2026	2,000,000	2,053,466
Pima County Unified School District No. 10 Amphitheater, Arizona, General Obligation Bonds, Project of 2007, Series D	5.000%	07/01/2026	555,000	600,157
Maricopa County Unified School District No. 93 Cave Creek, Arizona, General Obligation Bonds, Project of 2014, Series A	4.000%	07/01/2027	1,100,000	1,236,293
Pima County Unified School District No. 10 Amphitheater, Arizona, General Obligation Bonds, Project of 2007, Series D	5.000%	07/01/2027	400,000	431,669
Maricopa County Union High School District No. 213 Tempe, General Obligation Refunding Bonds	3.000%	07/01/2028	1,000,000	1,089,312

				11,067,571

Arkansas (2.38%)
University of Arkansas Revenue Refunding Bonds	3.000%	11/01/2024	2,315,000	2,491,928
City of Little Rock, Arkansas, General Obligation Refunding Bonds	2.750%	03/01/2025	185,000	185,297

See accompanying notes to financial statements.	26

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Arkansas (Cont.)
State of Arkansas, General Obligation Refunding Bonds	4.000%	06/01/2027	$3,000,000	$3,271,530
University of Arkansas Revenue Bonds	5.000%	11/01/2028	365,000	411,670
Arkansas Technical University Revenue Refunding Bonds, Series A	3.000%	05/01/2029	190,000	206,574
Rogers School District No. 30, General Obligation Refunding Bonds	3.130%	02/01/2030	2,880,000	2,921,726
University of Arkansas Revenue Bonds	5.000%	11/01/2030	785,000	885,516
Arkansas Technical University Revenue Refunding Bonds, Series A	3.000%	05/01/2031	200,000	214,452
Arkansas Technical University Revenue Refunding Bonds, Series A	3.000%	05/01/2032	110,000	117,643
Rogers School District No. 30, General Obligation Refunding Bonds	3.000%	02/01/2033	5,115,000	5,365,314
Arkansas Technical University Revenue Refunding Bonds, Series A	3.000%	05/01/2033	110,000	117,254
City of Heber Springs, Arkansas, Water and Sewer Revenue Bonds	3.000%	11/01/2035	300,000	316,219
Arkansas Technical University Revenue Refunding Bonds, Series A	3.000%	05/01/2036	200,000	211,819

				16,716,942

California (6.33%)
Atascadero Unified School District, General Obligation Bonds, Election of 2010, Series B	5.000%	08/01/2025	225,000	254,415
Atascadero Unified School District, General Obligation Bonds, Election of 2010, Series B	5.000%	08/01/2027	1,080,000	1,216,628
East Side Union High School District, General Obligation Refunding Bonds	3.500%	08/01/2027	1,000,000	1,104,765
Newark Unified School District, General Obligation Bonds, Election of 2011, Series C	3.000%	08/01/2028	750,000	821,462
Santee School District, General Obligation Refunding Bonds	3.500%	08/01/2028	1,565,000	1,713,088
Campbell Union High School District, General Obligation Refunding Bonds	3.250%	08/01/2029	1,965,000	2,127,611
City of La Mesa, California, General Obligation Refunding Bonds	3.500%	08/01/2029	1,190,000	1,321,620
Santee School District, General Obligation Refunding Bonds	3.500%	08/01/2029	1,725,000	1,877,101
Sonoma County Junior College District, General Obligation Refunding Bonds	3.250%	08/01/2029	2,835,000	3,115,385
City of La Mesa, California, General Obligation Refunding Bonds	4.000%	08/01/2030	540,000	618,453
Marin Community College District, General Obligation Bonds, Election of 2016, Series A (Prerefunded to 08-01-2026 @ 100)(a)	4.000%	08/01/2030	1,095,000	1,276,335
Sonoma County Junior College District, General Obligation Bonds, Election of 2014, Series A	4.000%	08/01/2030	1,600,000	1,832,455
Sequoia Union High School District, General Obligation Bonds, Election of 2014	3.000%	07/01/2031	3,000,000	3,244,027
City of La Mesa, California, General Obligation Refunding Bonds	4.000%	08/01/2031	400,000	457,324
Redondo Beach Unified School District, General Obligation Refunding Bonds, Election of 2008, Series D	3.000%	08/01/2031	750,000	820,692
City of La Mesa, California, General Obligation Refunding Bonds	4.000%	08/01/2032	500,000	571,001
Redondo Beach Unified School District, General Obligation Refunding Bonds, Election of 2008, Series D	3.000%	08/01/2032	750,000	818,676
Tustin Unified School District, General Obligation Refunding Bonds	4.000%	08/01/2032	510,000	591,677
Antioch Unified School District, General Obligation Bonds, Election of 2008, Series E	4.000%	08/01/2033	385,000	448,722
Tustin Unified School District, General Obligation Refunding Bonds	4.000%	08/01/2033	550,000	636,572
Tustin Unified School District, General Obligation Refunding Bonds	4.000%	08/01/2033	600,000	694,442
Antioch Unified School District, General Obligation Bonds, Election of 2008, Series E	3.000%	08/01/2034	2,000,000	2,166,885
Central Unified School District, General Obligation Bonds, Election of 2016, Series C	3.000%	08/01/2034	380,000	423,627
Kentfield School District, General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2034	200,000	232,108
Antioch Unified School District, General Obligation Bonds, Election of 2008, Series E	3.000%	08/01/2035	1,150,000	1,243,884
Central Unified School District, General Obligation Bonds, Election of 2016, Series C	3.000%	08/01/2035	300,000	332,438
Gavilan Joint Community College District, General Obligation Bonds, Series B	3.000%	08/01/2035	1,000,000	1,112,468
Kentfield School District, General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2035	355,000	411,263
Antioch Unified School District, General Obligation Bonds, Election of 2008, Series E	3.000%	08/01/2036	600,000	645,302
Contra Costa Community College District, General Obligation Bonds, Election of 2014, Series C	3.000%	08/01/2036	1,875,000	2,103,608
Gavilan Joint Community College District, General Obligation Bonds, Series B	3.000%	08/01/2036	1,000,000	1,108,837
Kentfield School District, General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2036	400,000	462,575
Central Unified School District, General Obligation Bonds, Election of 2016, Series C	3.000%	08/01/2037	755,000	819,710
Kentfield School District, General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2037	500,000	577,196
San Francisco Bay Area Rapid Transit District, General Obligation Bonds, Election of 2016, Series C-1	3.000%	08/01/2037	3,250,000	3,546,214

27	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
California (Cont.)
Santa Monica-Malibu Unified School District, General Obligation Bonds, Election of 2018, Series B	3.000%	08/01/2037	$2,125,000	$2,312,184
Santa Monica-Malibu Unified School District, General Obligation Bonds, Election of 2018, Series B	3.000%	08/01/2038	1,320,000	1,436,997

				44,497,747

Colorado (4.29%)
Jefferson County School District No. R-1, General Obligation Refunding Bonds	5.000%	12/15/2021	900,000	908,650
Arapahoe County School District No. 5 Cherry Creek, General Obligation Bonds, Series B	3.000%	12/15/2023	3,300,000	3,409,570
El Paso County School District No. 20 Academy, General Obligation Refunding Bonds	4.000%	12/15/2025	1,000,000	1,111,897
Garfield Pitkin & Eagle Counties School District No. RE-1 Roaring Fork, General Obligation Refunding Bonds, Series B	2.500%	12/15/2027	3,000,000	3,197,641
Eagle River Water and Sanitation District, General Obligation Bonds	4.000%	12/01/2030	465,000	534,356
Gunnison Watershed School District No. RE-1J, General Obligation Refunding Bonds, Series A (Prerefunded to 12-01-2024 @ 100)(a)	4.000%	12/01/2031	1,000,000	1,115,881
Town of Estes Park Colorado Power & Communications Enterprise Revenue Refunding Bonds, Series A	4.000%	11/01/2034	1,805,000	2,130,544
Adams 12 Five Star Schools, General Obligation Refunding Bonds, Series B	5.000%	12/15/2034	2,500,000	3,015,097
Town of Estes Park Colorado Power & Communications Enterprise Revenue Refunding Bonds, Series A	4.000%	11/01/2035	980,000	1,154,756
Pitkin County School District No. 1 Aspen, General Obligation Bonds	3.000%	12/01/2035	1,290,000	1,462,447
Town of Estes Park Colorado Power & Communications Enterprise Revenue Refunding Bonds, Series A	4.000%	11/01/2036	1,000,000	1,175,451
City of Westminster, Colorado Water and Wastewater Utility Enterprise Water and Wastewater Revenue Bonds, Series 2019	4.000%	12/01/2036	1,000,000	1,193,959
Pitkin County School District No. 1 Aspen, General Obligation Bonds	3.000%	12/01/2036	1,280,000	1,447,406
Pitkin County School District No. 1 Aspen, General Obligation Bonds	3.000%	12/01/2037	1,995,000	2,248,616
Durango School District 9-R, General Obligation Bonds	4.000%	11/01/2038	5,000,000	6,060,924

				30,167,195

Connecticut (0.86%)
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A(b),(c)	2.000%	07/01/2042	5,700,000	6,051,726

Florida (3.75%)
Tohopekaliga Water Authority Revenue Refunding Bonds, Series A (Prerefunded to 10-01- 2021 @ 100)(a)	5.000%	10/01/2022	365,000	365,000
Tohopekaliga Water Authority Revenue Refunding Bonds, Series A (Prerefunded to 10-01- 2021 @ 100)(a)	5.000%	10/01/2023	200,000	200,000
County of Lee County Water & Sewer Revenue Bonds, Series A (Prerefunded to 10-01-2023 @ 100)(a)	5.000%	10/01/2026	400,000	438,061
City of Pembroke Pines, Florida, General Obligation Refunding Bonds	5.000%	09/01/2031	2,100,000	2,458,332
Florida Municipal Loan Council Revenue Bonds, Series A	3.000%	08/01/2032	520,000	562,286
City of Miami Beach, Florida, Water & Sewer Revenue Refunding Bonds	4.000%	09/01/2032	540,000	621,560
County of Lee County Water & Sewer Revenue Bonds, Series A (Prerefunded to 10-01-2023 @ 100)(a)	5.000%	10/01/2032	750,000	821,364
Collier County Water-Sewer District Revenue Bonds	3.000%	07/01/2033	5,080,000	5,634,674
Florida Municipal Loan Council Revenue Bonds, Series A	3.250%	08/01/2033	535,000	585,910
City of Miami Beach, Florida, Water & Sewer Revenue Refunding Bonds	5.000%	09/01/2033	750,000	916,958
Florida Municipal Loan Council Revenue Bonds, Series A	4.000%	08/01/2034	555,000	648,815
City of Miami Beach, Florida, Water & Sewer Revenue Refunding Bonds	5.000%	09/01/2034	750,000	915,743
City of Tampa, Florida, Revenue Refunding Bonds	5.000%	04/01/2035	1,000,000	1,248,367
City of Tampa, Florida, Revenue Refunding Bonds	5.000%	04/01/2036	1,600,000	1,990,333
JEA Water & Sewer System Revenue Refunding Bonds, Series A	3.000%	10/01/2036	8,295,000	8,994,945

				26,402,348

See accompanying notes to financial statements.	28

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Georgia (0.57%)
Harris County School District, General Obligation Bonds	3.000%	03/01/2034	$500,000	$555,242
City of Atlanta Georgia Department of Aviation Revenue Refunding Bonds, Series A(d)	5.000%	07/01/2034	1,000,000	1,317,418
Harris County School District, General Obligation Bonds	3.000%	03/01/2035	250,000	276,044
Forsyth County Water & Sewerage Authority Revenue Refunding Bonds	3.000%	04/01/2035	1,000,000	1,112,001
Harris County School District, General Obligation Bonds	3.000%	03/01/2036	700,000	769,951

				4,030,656

Hawaii (0.09%)
County of Hawaii, General Obligation Bonds, Series A (Prerefunded to 09-01-2022 @ 100)(a)	5.000%	09/01/2031	575,000	600,412

Idaho (1.31%)
Nez Perce County Independent School District No 1., General Obligation Bonds	4.000%	09/15/2031	2,880,000	3,325,130
Boise State University Revenue Bonds, Series A	4.000%	04/01/2032	445,000	516,401
Idaho State University Revenue Bonds	4.000%	04/01/2032	265,000	309,628
Boise State University Revenue Refunding Bonds, Series A	3.000%	04/01/2033	545,000	599,476
Idaho State University Revenue Bonds	4.000%	04/01/2033	180,000	209,704
Boise State University Revenue Bonds, Series A	5.000%	04/01/2034	240,000	294,026
Boise State University Revenue Refunding Bonds, Series A	3.000%	04/01/2034	310,000	339,821
Idaho State University Revenue Bonds	4.000%	04/01/2034	255,000	296,197
Boise State University Revenue Bonds, Series A	5.000%	04/01/2035	250,000	305,683
Boise State University Revenue Refunding Bonds, Series A	3.000%	04/01/2035	300,000	328,012
Idaho State University Revenue Bonds	4.000%	04/01/2035	175,000	202,151
University of Idaho Revenue Refunding Bonds, Series A	5.000%	04/01/2035	420,000	548,351
Idaho State University Revenue Bonds	4.000%	04/01/2036	200,000	230,278
University of Idaho Revenue Refunding Bonds, Series A	5.000%	04/01/2036	400,000	520,204
Boise State University Revenue Refunding Bonds, Series A	3.000%	04/01/2037	310,000	336,664
University of Idaho Revenue Refunding Bonds, Series A	5.000%	04/01/2037	385,000	499,121
University of Idaho Revenue Refunding Bonds, Series A	5.000%	04/01/2038	275,000	356,155

				9,217,002

Illinois (0.49%)
Will County Community Unit School District No. 365-U Valley View, General Obligation Refunding Bonds, Series B(d)	4.000%	11/01/2032	1,000,000	1,243,795
Illinois Housing Development Authority Revenue Refunding Bonds, Series D	2.000%	10/01/2033	1,030,000	1,011,386
Cook County Community Unit School District No. 401 Elmwood Park, General Obligation Bonds, Series A(d)	4.000%	12/01/2033	1,000,000	1,190,080

				3,445,261

Indiana (3.77%)
Perry Township Multi School Building Corporation Revenue Bonds	5.000%	01/15/2026	1,190,000	1,392,703
Perry Township Multi School Building Corporation Revenue Bonds	5.000%	07/15/2026	1,105,000	1,310,752
East Noble School Building Corporation Revenue Bonds	2.000%	01/15/2027	1,205,000	1,240,337
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds, Series G	4.000%	07/15/2027	1,190,000	1,333,311
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds, Series G	4.500%	07/15/2028	500,000	568,386
New Albany-Floyd County School Building Corporation Revenue Bonds	4.000%	07/15/2028	500,000	584,706
Warsaw Multi-School Building Corporation Revenue Bonds	4.000%	07/15/2028	1,000,000	1,128,156
City of West Lafayette, Indiana, Sewer Revenue Bonds	3.750%	07/01/2029	220,000	242,380
New Albany-Floyd County School Building Corporation Revenue Bonds	4.000%	07/15/2029	2,000,000	2,327,285
Valparaiso Multi-Schools Building Corporation Revenue Bonds	5.000%	07/15/2029	3,000,000	3,526,013
City of West Lafayette, Indiana, Sewer Revenue Bonds	4.000%	07/01/2030	750,000	844,670
Munster School Building Corporation Revenue Bonds	3.380%	01/15/2031	1,095,000	1,235,900
Munster School Building Corporation Revenue Bonds	4.000%	07/15/2032	2,285,000	2,674,827
City of Fort Wayne, Indiana, Waterworks Utility Revenue Bonds, Series A	3.000%	12/01/2033	650,000	692,268
City of Lebanon, Indiana, Sewage Works Revenue Bonds	4.000%	07/01/2034	865,000	986,290
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds	5.000%	07/15/2034	335,000	407,986
City of Fort Wayne, Indiana, Waterworks Utility Revenue Bonds, Series A	3.000%	12/01/2034	675,000	721,612

29	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Indiana (Cont.)
City of Lebanon, Indiana, Sewage Works Revenue Bonds	4.000%	07/01/2035	$895,000	$1,012,126
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds	5.000%	07/15/2035	600,000	727,990
City of Fort Wayne, Indiana, Waterworks Utility Revenue Bonds, Series A	3.000%	12/01/2035	700,000	745,648
Hamilton Southeastern Consolidated School Building Corporation Revenue Bonds	5.000%	07/15/2036	700,000	846,384
Indiana Finance Authority Revenue Bonds	4.000%	10/01/2037	735,000	887,604
Silver Creek School Building Corporation Revenue Bonds	3.000%	01/15/2039	1,010,000	1,090,374

				26,527,708

Iowa (2.36%)
Johnston Community School District, General Obligation Refunding Bonds	3.000%	06/01/2025	2,370,000	2,404,932
County of Grundy, Iowa, General Obligation Refunding Bonds	3.000%	06/01/2026	1,130,000	1,145,805
Johnston Community School District, General Obligation Refunding Bonds	3.000%	06/01/2026	2,445,000	2,477,899
County of Grundy, Iowa, General Obligation Refunding Bonds	3.000%	06/01/2027	1,175,000	1,189,714
Des Moines Metropolitan Wastewater Reclamation Authority Revenue Refunding Bonds, Series E	3.000%	06/01/2027	1,610,000	1,671,085
Waukee Community School District, General Obligation Refunding Bonds, Series B	2.000%	06/01/2027	2,100,000	2,173,202
City of Cedar Rapids Water Revenue Refunding Bonds, Series D	3.000%	06/01/2029	950,000	1,035,412
City of Council Bluffs, Iowa, General Obligation Refunding Bonds	3.000%	06/01/2029	1,050,000	1,144,403
City of West Des Moines, Iowa, General Obligation Bonds, Series D	3.000%	06/01/2031	1,770,000	1,880,185
Kirkwood Community College, Certificate of Participation	4.000%	06/01/2033	1,275,000	1,506,108

				16,628,745

Kansas (2.28%)
Johnson County Unified School District No. 233 Olathe, General Obligation Bonds, Series A (Prerefunded to 09-01-2024 @ 100)(a)	3.000%	09/01/2026	2,740,000	2,951,571
Johnson County Unified School District No. 233 Olathe, General Obligation Bonds, Series A (Prerefunded to 09-01-2024 @ 100)(a)	3.000%	09/01/2027	1,490,000	1,605,052
Johnson County Unified School District No. 512 Shawnee Mission, General Obligation Refunding Bonds, Series A	3.000%	10/01/2027	1,000,000	1,086,190
Johnson County Water District No. 1 Revenue Refunding Bonds, Series A	3.000%	01/01/2032	2,500,000	2,690,665
State of Kansas Department of Transportation Revenue Bonds, Series A	5.000%	09/01/2033	5,000,000	6,119,464
City of Manhattan, Kansas, General Obligation Refunding Bonds, Series A	4.000%	11/01/2033	440,000	528,329
City of Manhattan, Kansas, General Obligation Refunding Bonds, Series A	4.000%	11/01/2034	455,000	544,674
City of Manhattan, Kansas, General Obligation Refunding Bonds, Series A	3.000%	11/01/2035	475,000	527,706

				16,053,651

Kentucky (2.37%)
Northern Kentucky Water District Revenue Bonds, Series A	4.000%	02/01/2028	1,110,000	1,181,063
City of Owensboro, Kentucky, Water Revenue Refunding Bonds	3.250%	09/15/2029	1,735,000	1,897,660
Lexington-Fayette Urban County Government, General Obligation Bonds, Series A	3.000%	10/01/2029	1,060,000	1,144,651
City of Owensboro, Kentucky, Water Revenue Refunding Bonds	3.380%	09/15/2030	1,800,000	1,971,113
Lexington-Fayette Urban County Government, General Obligation Bonds, Series A	3.130%	10/01/2030	1,095,000	1,183,035
Northern Kentucky Water District Revenue Refunding Bonds	3.000%	02/01/2031	3,660,000	3,970,963
City of Owensboro, Kentucky, Water Revenue Refunding Bonds	3.500%	09/15/2031	1,860,000	2,023,173
City of Bowling Green, Kentucky, Water & Sewer System Revenue Bonds	3.000%	06/01/2033	3,115,000	3,260,372

				16,632,030

Maine (0.88%)
Maine Municipal Bond Bank Revenue Refunding Bonds, Series D	3.000%	11/01/2031	3,000,000	3,273,575
Maine State Housing Authority Revenue Refunding Bonds, Series 1(d)	5.000%	06/15/2034	2,265,000	2,925,536

				6,199,111

Maryland (0.95%)
County of Montgomery, Maryland, General Obligation Bonds, Series B	3.000%	12/01/2028	2,000,000	2,103,097
State of Maryland Department of Transportation Revenue Bonds, Series A	4.000%	10/01/2030	1,605,000	1,944,442

See accompanying notes to financial statements.	30

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Maryland (Cont.)
County of Caroline, Maryland, General Obligation Refunding Bonds	3.000%	01/15/2032	$1,150,000	$1,269,688
State of Maryland, General Obligation Bonds, Series A	5.000%	08/01/2034	1,000,000	1,335,890

				6,653,117

Massachusetts (0.44%)
Town of Northbridge, Massachusetts, General Obligation Bonds	3.000%	06/01/2032	1,000,000	1,089,453
Commonwealth of Massachusetts, General Obligation Bonds, Series A (Prerefunded to 12-01-2021 @ 100)(a)	5.000%	12/01/2034	2,000,000	2,015,476

				3,104,929

Michigan (4.85%)
Plymouth-Canton Community School District, General Obligation Refunding Bonds, Series A	5.000%	05/01/2022	450,000	462,541
Plymouth-Canton Community School District, General Obligation Refunding Bonds, Series A (Prerefunded to 05-01-2022 @ 100)(a)	5.000%	05/01/2025	1,260,000	1,295,257
Hudsonville Public Schools, General Obligation Refunding Bonds	4.000%	05/01/2026	1,290,000	1,363,633
Plymouth-Canton Community School District, General Obligation Bonds, Series A (Prerefunded to 05-01-2023 @ 100)(a)	4.000%	05/01/2026	3,850,000	4,079,940
Plymouth-Canton Community School District, General Obligation Refunding Bonds, Series A (Prerefunded to 05-01-2022 @ 100)(a)	4.000%	05/01/2026	2,300,000	2,351,143
East Grand Rapids Public School District, General Obligation Refunding Bonds, Series A	5.000%	05/01/2027	1,000,000	1,120,911
Hamilton Community School District, General Obligation Refunding Bonds	4.000%	05/01/2027	500,000	560,173
Mattawan Consolidated School District, General Obligation Bonds, Series I (Prerefunded to 05-01-2025 @ 100)(a)	5.000%	05/01/2027	1,005,000	1,166,595
East Grand Rapids Public School District, General Obligation Refunding Bonds, Series A	5.000%	05/01/2028	765,000	856,236
Hamilton Community School District, General Obligation Refunding Bonds	4.000%	05/01/2028	300,000	335,197
Mattawan Consolidated School District, General Obligation Bonds, Series I (Prerefunded to 05-01-2025 @ 100)(a)	5.000%	05/01/2028	600,000	696,474
Zeeland Public Schools, General Obligation Bonds, Series A	5.000%	05/01/2029	700,000	806,141
Zeeland Public Schools, General Obligation Bonds, Series A	5.000%	05/01/2030	1,100,000	1,268,481
City of Grosse Pointe, Michigan, General Obligation Bonds	4.000%	10/01/2032	595,000	694,822
City of Grosse Pointe, Michigan, General Obligation Bonds	4.000%	10/01/2033	630,000	733,625
City of Grosse Pointe, Michigan, General Obligation Bonds	4.000%	10/01/2034	670,000	778,024
Forest Hills Public Schools, Michigan, General Obligation Bonds	3.000%	05/01/2035	915,000	1,018,770
Lowell Area Schools, General Obligation Bonds	4.000%	05/01/2035	400,000	473,210
Rockford Public Schools, General Obligation Bonds, Series I	4.000%	05/01/2035	1,755,000	2,065,188
Forest Hills Public Schools, Michigan, General Obligation Bonds	3.000%	05/01/2036	720,000	798,455
Grosse Pointe Public School System, General Obligation Bonds	3.000%	05/01/2036	1,580,000	1,738,988
Grosse Pointe Public School System, General Obligation Refunding Bonds	5.000%	05/01/2036	1,635,000	2,052,826
Lowell Area Schools, General Obligation Bonds	4.000%	05/01/2036	865,000	1,020,757
West Bloomfield School District, General Obligation Bonds	3.000%	05/01/2036	3,825,000	4,179,140
Grosse Pointe Public School System, General Obligation Bonds	3.000%	05/01/2037	1,985,000	2,177,419

				34,093,946

Minnesota (2.99%)
Lakeville Independent School District No. 194, General Obligation Refunding Bonds, Series D	5.000%	02/01/2022	2,720,000	2,762,936
Minnetonka Independent School District No. 276, General Obligation Refunding Bonds, Series I	2.380%	02/01/2025	2,805,000	2,883,794
Minnetonka Independent School District No. 276, General Obligation Refunding Bonds, Series I	3.000%	02/01/2026	1,000,000	1,036,624
Shakopee Independent School District No. 720, General Obligation Bonds, Series A(a)	3.250%	02/01/2026	3,860,000	4,117,831
Minnetonka Independent School District No. 276, General Obligation Refunding Bonds, Series I	3.000%	02/01/2027	1,590,000	1,648,231
City of Eagan, Minnesota, General Obligation Bonds, Series A	3.250%	02/01/2032	1,245,000	1,344,688
County of St Louis, Minnesota, General Obligation Bonds, Series A(d)	2.000%	12/01/2032	1,380,000	1,436,241
North St. Paul-Maplewood-Oakdale Independent School District No. 622, General Obligation Bonds, Series B	3.000%	02/01/2034	3,300,000	3,606,547
City of Minneapolis, Minnesota, General Obligation Bonds	3.000%	12/01/2035	2,000,000	2,167,326

				21,004,218

31	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Mississippi (1.20%)
Madison County School District, Mississippi, General Obligation Refunding Bonds	4.000%	04/15/2022	$2,480,000	$2,530,515
State of Mississippi, General Obligation Bonds, Series F	3.000%	11/01/2026	3,000,000	3,276,449
Mississippi Development Bank Revenue Bonds	4.250%	12/01/2028	2,305,000	2,621,208

				8,428,172

Missouri (2.85%)
Columbia School District, Missouri, General Obligation Refunding Bonds	3.500%	03/01/2022	295,000	299,076
Columbia School District, Missouri, General Obligation Refunding Bonds	4.000%	03/01/2024	2,050,000	2,081,271
Fort Zumwalt School District, General Obligation Refunding Bonds	4.000%	03/01/2027	465,000	503,219
Fort Zumwalt School District, General Obligation Refunding Bonds	4.000%	03/01/2028	400,000	432,442
Fort Zumwalt School District, General Obligation Refunding Bonds	4.000%	03/01/2029	425,000	459,596
Liberty Public School District No. 53, General Obligation Bonds	4.000%	03/01/2033	1,000,000	1,128,340
Liberty Public School District No. 53, General Obligation Bonds	4.000%	03/01/2034	2,500,000	2,815,625
St. Charles County School District No. R-IV Wentzville, General Obligation Refunding Bonds	4.000%	03/01/2034	3,000,000	3,453,715
St. Charles County Francis Howell R-III School District, General Obligation Bonds	3.000%	03/01/2035	2,500,000	2,708,080
City of Columbia Water & Electric System Revenue Refunding Bonds, Series B	3.000%	10/01/2035	2,520,000	2,743,303
Jackson County Reorganized School District No. 7, General Obligation Bonds	5.000%	03/01/2036	1,000,000	1,101,534
St. Charles County Public Water Supply District No. 2, Certificate of Participation(d)	4.000%	12/01/2037	2,000,000	2,331,634

				20,057,835

Montana (3.99%)
Hellgate School District No. 4, General Obligation Bonds	3.500%	06/15/2025	860,000	947,837
Gallatin County High School District No. 44 Belgrade, General Obligation Bonds	3.000%	06/01/2027	525,000	574,563
Hellgate School District No. 4, General Obligation Bonds	5.000%	06/15/2032	945,000	1,124,709
Missoula High School District No. 1, General Obligation Bonds	4.000%	07/01/2032	1,010,000	1,157,023
City of Forsyth, Montana, Revenue Refunding Bonds	2.130%	05/01/2033	5,000,000	5,157,305
Hellgate School District No. 4, General Obligation Bonds	5.000%	06/15/2033	1,005,000	1,193,422
Flathead County School District No. 44 Whitefish, General Obligation Bonds	4.000%	07/01/2033	520,000	595,844
Lewis & Clark County K-12 School District No. 9 East Helena, General Obligation Bonds	4.500%	07/01/2033	560,000	671,275
Hellgate School District No. 4, General Obligation Bonds	5.000%	06/15/2034	505,000	598,308
Cascade County High School District A Great Falls, General Obligation Bonds	5.000%	07/01/2034	725,000	882,131
Flathead County School District No. 44 Whitefish, General Obligation Bonds	4.000%	07/01/2034	565,000	645,654
Flathead County School District No. 6 Columbia Falls, General Obligation Bonds	4.000%	07/01/2034	1,000,000	1,181,987
Lewis & Clark County K-12 School District No. 9 East Helena, General Obligation Bonds	5.000%	07/01/2034	805,000	988,130
Hellgate School District No. 4, General Obligation Bonds	5.250%	06/15/2035	880,000	1,052,960
Flathead County School District No. 44 Whitefish, General Obligation Bonds	4.000%	07/01/2035	845,000	963,967
Flathead County School District No. 6 Columbia Falls, General Obligation Bonds	4.000%	07/01/2035	750,000	884,578
Lewis & Clark County K-12 School District No. 9 East Helena, General Obligation Bonds	5.000%	07/01/2035	1,925,000	2,358,939
Montana State Board of Regents Revenue Refunding Bonds	3.000%	11/15/2035	3,660,000	3,962,722
Broadwater County K-12 School District No. 1 Townsend, General Obligation Bonds	3.000%	07/01/2036	750,000	821,314
Flathead County School District No. 44 Whitefish, General Obligation Bonds	4.000%	07/01/2036	585,000	665,618
Flathead County School District No. 6 Columbia Falls, General Obligation Bonds	4.000%	07/01/2036	965,000	1,134,420
Broadwater County K-12 School District No. 1 Townsend, General Obligation Bonds	3.000%	07/01/2037	465,000	507,639

				28,070,345

Nebraska (2.13%)
Elkhorn School District, General Obligation Refunding Bonds	4.000%	12/15/2022	1,290,000	1,299,891
Elkhorn School District, General Obligation Refunding Bonds (Prerefunded to 12-15-2021 @ 100)(a)	5.000%	12/15/2023	1,560,000	1,575,036
Gretna Public Schools, General Obligation Refunding Bonds	3.000%	12/15/2024	145,000	156,670
Gretna Public Schools, General Obligation Refunding Bonds	4.000%	12/15/2025	180,000	205,492
Elkhorn School District, General Obligation Refunding Bonds (Prerefunded to 12-15-2021 @ 100)(a)	5.000%	12/15/2026	1,925,000	1,943,555
City of Columbus, Nebraska, Combined Utilities System Revenue Refunding Bonds	4.000%	12/15/2028	150,000	174,410
Gretna Public Schools, General Obligation Refunding Bonds	5.000%	12/15/2028	250,000	294,190
City of Columbus, Nebraska, Combined Utilities System Revenue Refunding Bonds	4.000%	12/15/2029	250,000	289,563

See accompanying notes to financial statements.	32

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Nebraska (Cont.)
Gretna Public Schools, General Obligation Refunding Bonds (Prerefunded to 12-15-2025 @ 100)(a)	5.000%	12/15/2029	$260,000	$309,131
City of Columbus, Nebraska, Combined Utilities System Revenue Refunding Bonds	4.000%	12/15/2030	325,000	375,768
Grand Island Public Schools, General Obligation Bonds (Prerefunded to 12-15-2024 @ 100)(a)	5.000%	12/15/2030	700,000	804,363
Nebraska Public Power District Revenue Refunding Bonds, Series A(a)	5.000%	01/01/2031	1,900,000	1,922,206
Nebraska Public Power District Revenue Refunding Bonds, Series C(d)	5.000%	01/01/2032	1,900,000	2,485,764
Grand Island Public Schools, General Obligation Bonds (Prerefunded to 12-15-2024 @ 100)(a)	5.000%	12/15/2032	565,000	649,236
City of Lincoln Sanitary Sewer Revenue Bonds	3.000%	06/15/2034	1,105,000	1,227,257
City of Lincoln Sanitary Sewer Revenue Bonds	3.000%	06/15/2035	1,140,000	1,259,166

				14,971,698

Nevada (0.49%)
Nevada System of Higher Education Revenue Refunding Bonds	4.000%	07/01/2030	3,045,000	3,444,918

New Jersey (2.02%)
Township of Parsippany-Troy Hills, New Jersey, General Obligation Bonds	3.000%	11/01/2021	1,775,000	1,778,602
South Brunswick Township Board of Education, General Obligation Refunding Bonds	4.000%	12/01/2022	750,000	768,916
Madison Borough Board of Education, General Obligation Refunding Bonds, Series B	3.000%	12/15/2022	600,000	620,322
Madison Borough Board of Education, General Obligation Refunding Bonds, Series B (Prerefunded to 12-15-2022 @ 100)(a)	4.000%	12/15/2023	465,000	486,405
Somerset Hills School District, General Obligation Refunding Bonds	4.000%	03/15/2024	2,345,000	2,384,354
Hopewell Valley Regional School District, General Obligation Bonds	3.500%	01/15/2027	3,330,000	3,671,856
Livingston Township School District, General Obligation Refunding Bonds	4.000%	07/15/2029	1,000,000	1,115,649
Township of Moorestown, New Jersey, General Obligation Bonds	4.000%	01/15/2030	1,140,000	1,183,587
Hopewell Valley Regional School District, General Obligation Bonds	4.000%	01/15/2032	2,000,000	2,207,719

				14,217,410

New Mexico (3.31%)
Santa Fe Public School District, General Obligation Bonds	3.000%	08/01/2022	2,000,000	2,045,972
County of Bernalillo, New Mexico, General Obligation Refunding Bonds, Series A	2.000%	08/15/2023	1,030,000	1,064,523
County of Bernalillo, New Mexico, General Obligation Refunding Bonds, Series A	2.250%	08/15/2024	1,050,000	1,088,447
County of Bernalillo, New Mexico, General Obligation Bonds	3.000%	08/15/2025	1,235,000	1,295,234
City of Santa Fe, New Mexico, General Obligation Bonds	4.000%	08/01/2026	225,000	239,646
City of Santa Fe, New Mexico, General Obligation Bonds	4.000%	08/01/2027	700,000	744,640
Las Cruces School District No. 2, General Obligation Bonds, Series C	3.250%	08/01/2027	900,000	982,960
Rio Rancho Public School District No. 94, General Obligation Bonds, Series A	3.000%	08/01/2027	1,515,000	1,634,456
City of Santa Fe, New Mexico, General Obligation Bonds	4.000%	08/01/2028	725,000	771,234
Las Cruces School District No. 2, General Obligation Bonds, Series C	3.500%	08/01/2028	900,000	985,163
Rio Rancho Public School District No. 94, General Obligation Bonds, Series A	3.130%	08/01/2028	1,515,000	1,631,153
City of Santa Fe, New Mexico, General Obligation Bonds	4.000%	08/01/2029	750,000	797,687
Santa Fe Public School District, General Obligation Bonds	3.630%	08/01/2029	3,075,000	3,440,788
Santa Fe Public School District, General Obligation Bonds	4.000%	08/01/2030	1,000,000	1,141,616
Albuquerque Municipal School District No. 12, General Obligation Bonds	5.000%	08/01/2034	1,800,000	2,226,995
Albuquerque Municipal School District No. 12, General Obligation Bonds	5.000%	08/01/2035	2,600,000	3,211,638

				23,302,152

New York (1.23%)
Triborough Bridge & Tunnel Authority Revenue Refunding Bonds, Series C-2	3.000%	05/15/2032	2,250,000	2,538,455
Port Authority of New York & New Jersey Revenue Bonds, Series 179	5.000%	12/01/2032	3,000,000	3,298,459
New York City Water & Sewer System Revenue Bonds, Series DD	5.000%	06/15/2035	2,500,000	2,807,859

				8,644,773

North Carolina (2.29%)
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2026	1,960,000	2,328,811
Buncombe County Metropolitan Sewerage District Revenue Refunding Bonds	4.000%	07/01/2027	1,210,000	1,284,946
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2028	890,000	1,116,192

33	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
North Carolina (Cont.)
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds	5.000%	05/01/2028	$700,000	$806,542
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2029	935,000	1,197,656
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds	5.000%	05/01/2029	265,000	305,269
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2030	500,000	653,711
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2031	500,000	649,498
County of Union, North Carolina, Enterprise System Revenue Bonds	3.000%	06/01/2031	2,850,000	3,121,051
County of Forsyth, North Carolina, General Obligation Bonds, Series B	3.000%	03/01/2032	1,000,000	1,124,079
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2033	750,000	967,473
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2035	1,000,000	1,282,402
City of Salisbury, North Carolina, Combined Enterprise System Revenue Refunding Bonds	5.000%	02/01/2037	1,000,000	1,273,971

				16,111,601

North Dakota (1.40%)
City of Bismarck, North Dakota, General Obligation Refunding Bonds, Series L	3.000%	05/01/2027	860,000	890,061
City of Bismarck, North Dakota, General Obligation Refunding Bonds, Series L	3.130%	05/01/2028	845,000	874,429
City of Bismarck, North Dakota, General Obligation Refunding Bonds, Series L	3.250%	05/01/2029	835,000	864,157
Bismarck Public School District No. 1, General Obligation Bonds	3.130%	05/01/2030	1,695,000	1,838,382
City of Bismarck, North Dakota, General Obligation Refunding Bonds, Series M	3.125%	05/01/2031	1,015,000	1,092,401
City of Bismarck, North Dakota, General Obligation Refunding Bonds, Series M	3.130%	05/01/2032	1,060,000	1,135,939
City of Fargo, North Dakota, General Obligation Refunding Bonds, Series A	3.000%	05/01/2033	1,350,000	1,463,716
City of Fargo, North Dakota, General Obligation Refunding Bonds, Series A	3.000%	05/01/2034	1,550,000	1,686,079

				9,845,164

Ohio (5.16%)
Cincinnati City School District, General Obligation Refunding Bonds	5.250%	12/01/2022	1,000,000	1,058,819
Plain Local School District/Stark County, General Obligation Refunding Bonds (Prerefunded to 11-01-2021 @ 100)(a)	4.300%	11/01/2023	2,840,000	2,848,920
Lake County Community College District, General Obligation Bonds, Series A	3.000%	12/01/2025	660,000	724,556
Lake Local School District/Stark County, General Obligation Bonds	3.000%	12/01/2025	190,000	195,001
Lake County Community College District, General Obligation Bonds, Series A	3.000%	12/01/2026	355,000	395,265
Bellbrook-Sugarcreek Local School District, General Obligation Refunding Bonds	3.000%	12/01/2027	1,000,000	1,087,994
Northwest Local School District/Hamilton & Butler Counties, General Obligation Bonds	5.000%	12/01/2027	175,000	192,290
Perrysburg Exempted Village School District, General Obligation Bonds	4.000%	12/01/2027	1,250,000	1,376,344
Lakewood City School District, General Obligation Bonds, Series A (Prerefunded to 11-01-2022 @ 100)(a)	5.000%	11/01/2028	1,000,000	1,052,186
Bellbrook-Sugarcreek Local School District, General Obligation Refunding Bonds	4.000%	12/01/2028	1,565,000	1,777,393
Northwest Local School District/Hamilton & Butler Counties, General Obligation Bonds (Prerefunded to 12-01-2023 @ 100)(a)	5.000%	12/01/2028	225,000	247,836
Fairfield City School District, General Obligation Bonds (Prerefunded to 11-01-2023 @ 100)(a)	5.000%	11/01/2029	800,000	879,122
Northwest Local School District/Hamilton & Butler Counties, General Obligation Bonds (Prerefunded to 12-01-2023 @ 100)(a)	5.000%	12/01/2029	200,000	220,298
Fairfield City School District, General Obligation Bonds (Prerefunded to 11-01-2023 @ 100)(a)	5.000%	11/01/2030	1,335,000	1,467,035
Lakewood City School District, General Obligation Bonds, Series B	4.000%	11/01/2030	235,000	275,127
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2030	750,000	853,114
Northwest Local School District/Hamilton & Butler Counties, General Obligation Bonds	4.000%	12/01/2030	365,000	392,161
Lakewood City School District, General Obligation Bonds, Series B	4.000%	11/01/2031	220,000	255,881
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2031	350,000	397,264
Lakewood City School District, General Obligation Bonds, Series A (Prerefunded to 11-01-2022 @ 100)(a)	5.000%	11/01/2032	1,500,000	1,578,279
Lakewood City School District, General Obligation Bonds, Series B	4.000%	11/01/2032	220,000	254,862
City of Marysville, Ohio, Water System Revenue Bonds	4.000%	12/01/2032	315,000	350,297
Cuyahoga Community College District, General Obligation Bonds	4.000%	12/01/2032	1,750,000	1,987,176
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2032	375,000	425,274
Lakewood City School District, General Obligation Bonds, Series B	4.000%	11/01/2033	370,000	425,701
City of Marysville, Ohio, Water System Revenue Bonds	4.000%	12/01/2033	235,000	260,973
Dublin City School District, General Obligation Bonds, Series A	4.000%	12/01/2033	500,000	593,130

See accompanying notes to financial statements.	34

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Ohio (Cont.)
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2033	$400,000	$453,431
Worthington City School District, General Obligation Bonds	4.000%	12/01/2033	790,000	931,225
Cuyahoga Community College District, General Obligation Bonds	4.000%	12/01/2034	1,000,000	1,129,684
Dublin City School District, General Obligation Bonds, Series A	4.000%	12/01/2034	500,000	591,570
Hudson City School District, Ohio, General Obligation Bonds	4.000%	12/01/2034	875,000	991,027
City of Marysville, Ohio, Water System Revenue Bonds	4.000%	12/01/2035	1,870,000	2,066,713
Dublin City School District, General Obligation Bonds, Series A	4.000%	12/01/2035	500,000	590,605
Worthington City School District, General Obligation Bonds	4.000%	12/01/2035	475,000	557,532
Miami University Oxford Revenue Refunding Bonds, Series A	4.000%	09/01/2036	3,000,000	3,546,799
North Canton City School District, General Obligation Bonds	3.000%	11/01/2036	685,000	747,099
Dublin City School District, General Obligation Bonds, Series A	4.000%	12/01/2036	1,000,000	1,180,344
Gahanna-Jefferson City School District, General Obligation Bonds	3.000%	12/01/2036	800,000	890,115
North Canton City School District, General Obligation Bonds	3.000%	11/01/2037	955,000	1,035,208

				36,283,650

Oklahoma (1.35%)
City of Tulsa, Oklahoma, General Obligation Bonds	4.000%	03/01/2023	2,500,000	2,507,182
City of Tulsa, Oklahoma, General Obligation Bonds	3.000%	04/01/2028	3,000,000	3,098,451
Grand River Dam Authority Revenue Bonds, Series A	5.000%	06/01/2031	1,835,000	2,044,324
Edmond Public Works Authority Revenue Bonds	5.000%	07/01/2032	1,500,000	1,828,731

				9,478,688

Oregon (0.93%)
Central Lincoln People’s Utility District Revenue Bonds	2.250%	12/01/2024	400,000	422,358
State of Oregon, General Obligation Refunding Bonds, Series J	2.800%	06/01/2025	155,000	166,791
Clackamas County School District No. 12 North Clackamas, General Obligation Refunding Bonds (Prerefunded to 06-15-2024 @ 100)(a)	5.000%	06/15/2028	2,500,000	2,816,842
Deschutes County Administrative School District No. 1 Bend-La Pine, General Obligation Bonds	3.000%	06/15/2035	2,865,000	3,138,318

				6,544,309

Pennsylvania (0.86%)
Township of Upper St. Clair, Pennsylvania, General Obligation Refunding Bonds, Series A	4.000%	06/01/2028	340,000	389,765
Township of Upper St. Clair, Pennsylvania, General Obligation Refunding Bonds, Series A	4.000%	06/01/2029	305,000	348,355
County of Northampton, Pennsylvania, General Obligation Refunding Bonds, Series B (Prerefunded to 10-01-2022 @ 100)(a)	5.000%	10/01/2030	1,500,000	1,572,371
West View Municipal Authority Water Revenue Bonds (Prerefunded to 11-15-2024 @ 100)(a)	5.000%	11/15/2031	1,365,000	1,563,230
County of Jefferson, Pennsylvania, General Obligation Refunding Bonds	3.000%	12/15/2033	400,000	444,046
County of Jefferson, Pennsylvania, General Obligation Refunding Bonds	3.000%	12/15/2035	800,000	883,284
County of Jefferson, Pennsylvania, General Obligation Refunding Bonds	3.000%	12/15/2037	770,000	845,350

				6,046,401

South Carolina (1.52%)
Fort Mill School District No. 4, General Obligation Refunding Bonds, Series A	4.000%	03/01/2023	2,315,000	2,394,219
Town of Fort Mill Water & Sewer System Revenue Bonds	3.500%	12/01/2027	380,000	403,577
Town of Fort Mill Water & Sewer System Revenue Bonds	4.000%	12/01/2028	520,000	559,339
City of Columbia Waterworks & Sewer System Revenue Refunding Bonds, Series B	4.000%	02/01/2029	1,045,000	1,214,161
Spartanburg Sanitary Sewer District Revenue Refunding Bonds, Series B (Prerefunded to 03-01-2023 @ 100)(a)	5.000%	03/01/2030	2,160,000	2,305,734
Town of Fort Mill Water & Sewer System Revenue Bonds	4.000%	12/01/2030	535,000	575,112
Piedmont Municipal Power Agency Revenue Refunding Bonds, Series B(d)	5.000%	01/01/2031	1,000,000	1,296,258
City of Columbia Waterworks & Sewer System Revenue Bonds, Series A	3.000%	02/01/2035	1,750,000	1,935,918

				10,684,318

35	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
South Dakota (0.04%)
Harrisburg School District No. 41-2, General Obligation Bonds (Prerefunded to 01-15-2022 @ 100)(a)	3.000%	07/15/2022	$250,000	$252,005

Tennessee (1.24%)
City of Knoxville Water System Revenue Refunding Bonds, Series BB	3.000%	03/01/2025	1,170,000	1,214,482
County of Washington, Tennessee, General Obligation Bonds, Series A	3.000%	06/01/2030	935,000	1,025,336
County of Washington, Tennessee, General Obligation Bonds, Series B	3.000%	06/01/2030	850,000	932,123
Harpeth Valley Utilities District of Davidson and Williamson Counties Revenue Bonds	5.000%	09/01/2031	1,065,000	1,198,163
City of Portland Water & Sewer Revenue Bonds	4.000%	04/01/2035	1,225,000	1,450,222
City of Memphis Electric System Revenue Bonds, Series A	3.000%	12/01/2035	1,000,000	1,114,584
City of Memphis Electric System Revenue Bonds, Series A	3.000%	12/01/2036	1,640,000	1,818,851

				8,753,761

Texas (3.20%)
Eanes Independent School District, General Obligation Bonds, Series A	3.500%	08/01/2026	1,670,000	1,805,106
State of Texas, General Obligation Bonds, Series A	3.000%	08/01/2027	2,325,000	2,519,292
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	5.000%	03/01/2032	250,000	306,495
State of Texas, General Obligation Refunding Bonds, Series B	2.250%	08/01/2032	750,000	765,782
Lake Travis Independent School District, General Obligation Refunding Bonds	4.000%	02/15/2033	1,000,000	1,142,580
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	5.000%	03/01/2033	200,000	245,143
Gregory-Portland Independent School District, Texas, General Obligation Bonds, Series A	4.000%	02/15/2034	1,565,000	1,636,400
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	4.000%	03/01/2034	280,000	323,896
Gregory-Portland Independent School District, Texas, General Obligation Bonds, Series A	4.000%	02/15/2035	2,710,000	2,831,364
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	4.000%	03/01/2035	200,000	230,877
Harris County Toll Road Authority Revenue Refunding Bonds	4.000%	08/15/2035	1,000,000	1,208,831
City of Beaumont, Texas, Waterworks & Sewer System Revenue Refunding Bonds, Series A	4.000%	09/01/2035	1,515,000	1,806,246
City of Laredo, Texas, Waterworks & Sewer System Revenue Bonds	4.000%	03/01/2036	325,000	374,069
Waco Educational Finance Corporation Revenue Refunding Bonds	4.000%	03/01/2036	750,000	884,072
Harris County Toll Road Authority Revenue Refunding Bonds	4.000%	08/15/2036	1,000,000	1,203,226
City of Beaumont, Texas, Waterworks & Sewer System Revenue Refunding Bonds, Series A	4.000%	09/01/2036	1,720,000	2,044,409
Waco Educational Finance Corporation Revenue Refunding Bonds	4.000%	03/01/2037	725,000	852,118
West Harris County Regional Water Authority Revenue Refunding Bonds(d)	4.000%	12/15/2037	1,000,000	1,212,554
City of Bryan, Texas, Electric System Revenue Bonds, Series A(d)	3.000%	07/01/2038	1,000,000	1,085,798

				22,478,258

Utah (0.93%)
Snyderville Basin Special Recreation District, General Obligation Bonds, Series A	3.000%	12/15/2025	1,260,000	1,357,297
Central Utah Water Conservancy District Revenue Refunding Bonds, Series B	4.000%	10/01/2033	2,500,000	2,901,643
Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series B	4.000%	10/01/2033	1,000,000	1,154,402
Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series B	4.000%	10/01/2034	1,000,000	1,151,587

				6,564,929

Vermont (0.55%)
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2032	175,000	219,567
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2033	190,000	237,869
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2034	255,000	318,592
City of Burlington, Vermont, General Obligation Bonds, Series B	5.000%	11/01/2034	410,000	512,246
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2035	265,000	330,588
City of Burlington, Vermont, General Obligation Bonds, Series B	5.000%	11/01/2035	435,000	542,663
City of Burlington, Vermont, General Obligation Bonds, Series B	5.000%	11/01/2036	910,000	1,132,811
City of Burlington, Vermont, General Obligation Bonds, Series A	5.000%	11/01/2037	440,000	546,390

				3,840,726

Virginia (0.57%)
Loudoun County Sanitation Authority Revenue Refunding Bonds (Prerefunded to 01-01-2023 @ 100)(a)	4.000%	01/01/2027	650,000	680,781

See accompanying notes to financial statements.	36

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Virginia (Cont.)
County of Stafford, Virginia, General Obligation Bonds	4.000%	07/01/2030	$1,205,000	$1,279,427
Virginia Public School Authority Revenue Bonds, Series D (Prerefunded to 08-01-2022 @ 100)(a)	4.000%	08/01/2030	2,000,000	2,063,797

				4,024,005

Washington (6.52%)
Walla Walla County School District No. 250 College Place, General Obligation Bonds	4.000%	12/01/2024	1,875,000	1,921,657
City of Spokane, Washington, General Obligation Bonds	3.000%	12/01/2025	1,295,000	1,393,610
King County School District No 414 Lake Washington, General Obligation Refunding Bonds	3.500%	12/01/2025	2,000,000	2,246,263
State of Washington, General Obligation Refunding Bonds, Series A	4.000%	07/01/2026	2,500,000	2,654,603
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, Series A	3.250%	12/01/2027	400,000	443,906
Clark County School District No. 98 Hockinson, General Obligation Bonds	4.000%	12/01/2027	1,090,000	1,225,563
City of Camas, Washington, Water & Sewer Revenue Refunding Bonds	4.000%	12/01/2028	1,050,000	1,190,651
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, Series A	3.250%	12/01/2028	350,000	386,382
King County School District No 414 Lake Washington, General Obligation Refunding Bonds	4.000%	12/01/2028	1,000,000	1,142,885
Public Utility District No. 1 of Cowlitz County, Washington, Revenue Refunding Bonds	5.000%	09/01/2029	1,000,000	1,102,014
City of Camas, Washington, Water & Sewer Revenue Refunding Bonds	3.130%	12/01/2029	2,000,000	2,200,015
City of Tacoma Solid Waste Utility Revenue Refunding Bonds, Series B	5.000%	12/01/2029	1,525,000	1,818,537
Clark County Public Utility District No. 1 Revenue Refunding Bonds	5.000%	01/01/2030	985,000	1,081,699
Energy Northwest Revenue Refunding Bonds	5.000%	07/01/2030	5,000,000	5,830,339
Public Utility District No. 1 of Cowlitz County, Washington, Revenue Refunding Bonds	5.000%	09/01/2030	2,100,000	2,313,167
King County School District No 414 Lake Washington, General Obligation Bonds	4.000%	12/01/2033	5,000,000	5,772,619
King County School District No. 405 Bellevue, General Obligation Bonds	3.000%	12/01/2033	5,095,000	5,561,185
Kitsap County School District No. 303 Bainbridge Island, General Obligation Bonds, Series A	4.000%	12/01/2033	840,000	969,800
Clark County Public Utility District No. 1 Revenue Refunding Bonds	5.000%	01/01/2034	1,010,000	1,205,910
Kitsap County School District No. 303 Bainbridge Island, General Obligation Bonds, Series A	4.000%	12/01/2034	510,000	587,553
Yakima & Kittitas Counties School District No. 119 Selah, General Obligation Bonds	4.380%	12/01/2034	1,040,000	1,231,592
Lakehaven Water & Sewer District Revenue Bonds	3.000%	10/01/2035	700,000	780,535
Okanogan County Public Utility District No. 1 Revenue Bonds, Series A	4.000%	12/01/2035	500,000	593,095
Grant County School District No. 161 Moses Lake, General Obligation Bonds(d)	4.000%	12/01/2036	1,000,000	1,221,410
Okanogan County Public Utility District No. 1 Revenue Bonds, Series A	4.000%	12/01/2037	800,000	943,650

				45,818,640

West Virginia (1.44%)
West Virginia University Revenue Bonds, Series B (Prerefunded to 10-01-2021 @ 100)(a)	5.000%	10/01/2023	2,510,000	2,510,000
West Virginia University Revenue Bonds, Series B (Prerefunded to 10-01-2021 @ 100)(a)	5.000%	10/01/2024	3,200,000	3,200,000
Monongalia County Board of Education, General Obligation Refunding Bonds (Prerefunded to 05-01-2022 @ 100)(a)	4.000%	05/01/2025	1,105,000	1,129,247
Braxton County Board of Education, General Obligation Refunding Bonds	4.000%	05/01/2026	250,000	284,874
Braxton County Board of Education, General Obligation Refunding Bonds	2.250%	05/01/2026	125,000	134,516
Monongalia County Board of Education, General Obligation Refunding Bonds (Prerefunded to 05-01-2022 @ 100)(a)	4.000%	05/01/2026	2,180,000	2,227,835
Braxton County Board of Education, General Obligation Refunding Bonds	5.000%	05/01/2027	515,000	617,309

				10,103,781

Wisconsin (6.31%)
Milwaukee Metropolitan Sewerage District, General Obligation Refunding Bonds, Series C	2.500%	10/01/2024	2,000,000	2,129,093
Muskego-Norway School District, General Obligation Bonds	3.000%	04/01/2026	2,495,000	2,730,854
City of Oshkosh, Wisconsin, General Obligation Refunding Bonds, Series H	2.000%	08/01/2026	1,090,000	1,126,241
Ellsworth Community School District, Wisconsin, General Obligation Bonds (Prerefunded to 04-01-2024 @ 100)(a)	4.000%	04/01/2027	340,000	371,383
Ellsworth Community School District, Wisconsin, General Obligation Bonds (Prerefunded to 04-01-2024 @ 100)(a)	4.000%	04/01/2028	275,000	300,383
Ellsworth Community School District, Wisconsin, General Obligation Bonds (Prerefunded to 04-01-2024 @ 100)(a)	4.000%	04/01/2029	400,000	436,921

37	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Coupon rate	Maturity date	Principal amount	Value
Long-term Municipal Bond (Cont.)
Wisconsin (Cont.)
Central Brown County Water Authority Revenue Refunding Bonds, Series A	5.000%	11/01/2029	$1,000,000	$1,135,414
Wisconsin-Dells School District, General Obligation Bonds	3.130%	03/01/2030	1,595,000	1,718,764
Central Brown County Water Authority Revenue Refunding Bonds, Series A	5.000%	11/01/2030	2,000,000	2,270,827
County of Waupaca, Wisconsin, General Obligation Bonds, Series A	3.250%	03/01/2031	1,160,000	1,267,713
Wisconsin-Dells School District, General Obligation Bonds	3.250%	03/01/2031	1,395,000	1,507,906
Burlington Area School District, General Obligation Bonds	3.130%	04/01/2031	1,000,000	1,076,416
D. C. Everest Area School District, General Obligation Bonds	3.380%	04/01/2031	3,900,000	4,248,990
Poynette School District, General Obligation Bonds	3.000%	04/01/2031	850,000	914,030
City of Muskego, Wisconsin, General Obligation Refunding Bonds, Series A	4.000%	06/01/2031	300,000	346,288
City of Kenosha, Wisconsin, General Obligation Bonds, Series B(d)	2.000%	10/01/2031	1,385,000	1,409,745
Central Brown County Water Authority Revenue Refunding Bonds, Series A	5.000%	11/01/2031	2,200,000	2,497,187
County of Calumet, Wisconsin, General Obligation Bonds	3.000%	12/01/2031	1,300,000	1,454,394
Burlington Area School District, General Obligation Bonds	3.250%	04/01/2032	1,120,000	1,209,724
Hamilton School District, Wisconsin, General Obligation Bonds	3.250%	04/01/2032	3,390,000	3,658,224
Poynette School District, General Obligation Bonds	3.130%	04/01/2032	1,520,000	1,635,987
Western Technical College District, General Obligation Refunding Bonds, Series F	3.000%	04/01/2032	2,240,000	2,364,448
City of Muskego, Wisconsin, General Obligation Refunding Bonds, Series A	4.000%	06/01/2032	675,000	775,601
County of Calumet, Wisconsin, General Obligation Bonds	3.000%	12/01/2032	1,325,000	1,477,701
County of Calumet, Wisconsin, General Obligation Bonds	3.000%	12/01/2033	1,375,000	1,528,389
City of Muskego, Wisconsin, General Obligation Refunding Bonds, Series A	4.000%	06/01/2034	1,390,000	1,587,374
Sun Prairie Area School District, Wisconsin, General Obligation Refunding Bonds	3.000%	03/01/2035	1,405,000	1,512,173
Sun Prairie Area School District, Wisconsin, General Obligation Refunding Bonds	3.000%	03/01/2036	1,535,000	1,647,118

				44,339,288

Total Long-term Municipal Bond (cost $646,624,690)				683,116,102

			Shares	Value
Short-term Investments (4.74%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(e)			33,310,697	33,310,697

Total Short-term Investments (cost $33,310,697)				33,310,697

TOTAL INVESTMENTS (101.89%) (cost $679,935,387)				716,426,799
LIABILITIES, NET OF OTHER ASSETS ((1.89)%)				(13,283,440)

NET ASSETS (100.00%)				$703,143,359

(a)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.
(b)	Security has converted to a fixed rate as of July 1, 2016, and will continue at a fixed rate going forward.
(c)	Rate shown is fixed until mandatory tender date of July 1, 2026.
(d)	When issued security. Coupon rate was not in effect at September 30, 2021.
(e)	Rate shown is the 7-day yield as of September 30, 2021.

See accompanying notes to financial statements.	38

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2021

	State Farm Growth Fund	State Farm Balanced Fund	State Farm Interim Fund	State Farm Municipal Bond Fund

Assets
Investments in securities at identified cost	$2,199,941,725	1,172,853,593	440,798,621	679,935,387

Investments in securities at market value	$6,582,666,375	2,364,448,255	445,013,504	716,426,799
Receivables:
Dividends and interest	4,880,369	4,580,638	1,394,080	6,160,232
Reclaims	1,144,292	377,262	—	—
Securities sold	—	4,383,941	13,348,042	2,825,755
Shares of the Fund sold	2,222,650	557,316	98,062	279,660
Prepaid expenses	225,541	91,242	38,114	32,061

Total assets	6,591,139,227	2,374,438,654	459,891,802	725,724,507

Liabilities and Net Assets
Distributions to shareholders	—	—	4,427	234,240
Payables:
Securities purchased	—	12,808,584	12,299,776	21,568,593
Shares of the Fund redeemed	231,753	284,259	431,526	533,543
Investment advisory and management fees	594,779	241,354	47,848	79,814
Accounting and administration fees	337,756	135,040	32,832	37,229
Trustees’ fees and expenses	15,018	6,556	2,006	2,951
Regulatory and compliance fees	39,819	23,433	1,943	3,050
Variation margin on futures contracts	416,000	140,400	—	—
Due to broker	356,037	450,238	—	—
Accrued expenses and other payables	176,328	125,601	97,269	121,728

Total liabilities	2,167,490	14,215,465	12,917,627	22,581,148

Net assets applicable to shares outstanding of common stock	$6,588,971,737	2,360,223,189	446,974,175	703,143,359

Fund shares outstanding (no par value, unlimited number of shares authorized)	58,817,912	26,286,076	43,825,916	79,120,972
Net asset value, offering price and redemption price per share	$112.02	89.79	10.20	8.89

Analysis of Net Assets
Paid-in-capital	$1,304,350,843	994,111,359	442,704,912	665,974,693
Total distributable earnings (loss)	5,284,620,894	1,366,111,830	4,269,263	37,168,666

Net assets applicable to shares outstanding	$6,588,971,737	2,360,223,189	446,974,175	703,143,359

See accompanying notes to financial statements.	40

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

STATEMENTS OF OPERATIONS

September 30, 2021

	State Farm Growth Fund
10-month period ended September 30, 2021 and year ended November 30, 2020	2021(a)	2020
Investment Income:
Dividends	$106,241,244	129,388,200
Interest	11,043	162,414

	106,252,287	129,550,614
Less: foreign withholding taxes	(554,428)	(1,064,760)

Total investment income	105,697,859	128,485,854

Expenses:
Investment advisory and management fees	5,578,248	5,487,864
Accounting and administration fees	337,755	—
Trustees’ fees and expenses	224,031	246,254
Reports to shareholders	268,928	97,815
Professional fees	183,295	69,703
Audit fees	78,569	69,462
Errors and omissions insurance	70,652	150,639
Custodian fees	85,872	112,221
ICI dues	67,900	94,851
Regulatory and compliance fees	79,159	35,570
Fidelity bond expense	4,130	896
Securities valuation fees	11,910	10,231
Other	16,326	—

Total expenses	7,006,775	6,375,506
Less: expense reductions from Adviser	(584,755)	—

Net expenses	6,422,020	6,375,506

Net investment income	99,275,839	122,110,348

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	880,327,469	50,874,602
Net realized gain (loss) on futures contracts	(344)	—
Net realized gain (loss) on foreign currency transactions	(12,819)	(293,741)
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	55,818,818	495,954,432
Change in net unrealized appreciation (depreciation) on futures contracts	(1,750,037)	-

Net realized and unrealized gain (loss) on investments	934,383,087	546,535,293

Net change in net assets resulting from operations	$1,033,658,926	668,645,641

(a) As part of the Reorganization, the annual reporting period was adjusted to end September 30 instead of the previous November 30 end date.

41	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

STATEMENTS OF OPERATIONS (continued)

September 30, 2021

State Farm Balanced Fund		State Farm Interim Fund		State Farm Municipal Bond Fund
2021(a)	2020	2021(a)	2020	2021(a)	2020

27,694,827	32,993,346	44	—	326	—
13,462,229	17,597,187	4,704,114	6,494,836	15,254,144	19,270,524

41,157,056	50,590,533	4,704,158	6,494,836	15,254,470	19,270,524
(255,666)	(423,706)	—	—	—	—

40,901,390	50,166,827	4,704,158	6,494,836	15,254,470	19,270,524

2,144,876	2,238,797	462,590	497,275	670,071	791,457
135,040	—	32,832	—	37,229	—
86,548	96,644	19,952	17,123	28,041	34,540
115,144	51,103	39,770	17,958	42,989	19,024
71,598	56,860	16,510	9,383	22,364	15,013
78,577	69,460	78,488	69,476	78,424	69,612
29,768	58,765	8,512	10,314	11,230	20,754
40,639	42,033	1,917	1,434	7,598	8,784
26,501	36,508	5,869	6,602	8,970	12,457
46,230	27,447	29,939	32,708	25,635	25,728
1,617	343	363	60	543	122
109,927	162,268	18,081	20,569	147,752	152,980
7,725	—	2,370	—	2,758	—

2,894,190	2,840,228	717,193	682,902	1,083,604	1,150,471
(222,887)	—	(70,497)	—	(70,041)	—

2,671,303	2,840,228	646,696	682,902	1,013,563	1,150,471

38,230,087	47,326,599	4,057,462	5,811,934	14,240,907	18,120,053

235,859,366	17,279,057	445,382	(4,405)	677,242	671,779
(116)	—	—	—	—	—
(3,827)	(56,305)	—	—	—	—

18,403,760	163,695,182	(8,360,259)	9,183,914	(12,352,315)	18,059,864
(590,638)	-	-	-	-	-

253,668,545	180,917,934	(7,914,877)	9,179,509	(11,675,073)	18,731,643

291,898,632	228,244,533	(3,857,415)	14,991,443	2,565,834	36,851,696

See accompanying notes to financial statements.	42

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	State Farm Growth Fund
10-month period ended September 30, 2021 and years ended November 30, 2020 and 2019	2021(a)	2020	2019
From operations:
Net investment income	$99,275,839	122,110,348	132,750,127
Net realized gain (loss)	880,314,306	50,580,861	52,420,021
Change in net unrealized appreciation or depreciation	54,068,781	495,954,432	536,036,280

Net change in net assets resulting from operations	1,033,658,926	668,645,641	721,206,428
Distributions to shareholders from:
Distributable earnings (Net investment income, Net realized gain)	(167,458,952)	(181,531,414)	(191,944,110)

Total distributions to shareholders	(167,458,952)	(181,531,414)	(191,944,110)
From Fund share transactions:
Proceeds from shares sold	242,938,509	245,052,230	199,828,694
Reinvestment of distributions	156,291,906	170,226,604	180,848,201
Less payments for shares redeemed	(496,221,789)	(585,160,917)	(399,994,725)

Net increase (decrease) in net assets from Fund share transactions	(96,991,374)	(169,882,083)	(19,317,830)

Total increase (decrease) in net assets	769,208,600	317,232,144	509,944,488

Net assets:
Beginning of period	5,819,763,137	5,502,530,993	4,992,586,505

End of period	$6,588,971,737	5,819,763,137	5,502,530,993

Share Information
Sold	2,218,847	2,888,825	2,473,574
Issued in reinvestment of distributions	1,504,514	1,943,120	2,428,700
Redeemed	(4,519,526)	(6,785,766)	(4,929,214)

Net increase (decrease)	(796,165)	(1,953,821)	(26,940)

(a) As part of the Reorganization, the annual reporting period was adjusted to end September 30 instead of the previous November 30 end date.

43	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

State Farm Balanced Fund			State Farm Interim Fund			State Farm Municipal Bond Fund
2021(a)	2020	2019	2021(a)	2020	2019	2021(a)	2020	2019

38,230,087	47,326,599	51,265,300	4,057,462	5,811,934	5,786,711	14,240,907	18,120,053	19,150,572
235,855,423	17,222,752	6,053,170	445,382	(4,405)	(39,683)	677,242	671,779	180,673
17,813,122	163,695,182	202,378,400	(8,360,259)	9,183,914	11,469,844	(12,352,315)	18,059,864	28,664,827

291,898,632	228,244,533	259,696,870	(3,857,415)	14,991,443	17,216,872	2,565,834	36,851,696	47,996,072

(62,452,726)	(55,983,773)	(64,308,131)	(4,057,461)	(5,811,934)	(5,786,711)	(14,912,673)	(18,438,528)	(19,354,856)

(62,452,726)	(55,983,773)	(64,308,131)	(4,057,461)	(5,811,934)	(5,786,711)	(14,912,673)	(18,438,528)	(19,354,856)

112,042,679	133,601,946	103,936,282	92,251,211	272,566,071	71,553,432	53,524,197	78,430,037	55,962,858
59,348,012	53,290,330	61,372,575	3,977,917	5,716,538	5,697,366	12,426,596	15,338,456	16,096,796
(291,674,445)	(229,868,707)	(174,277,594)	(136,512,953)	(142,990,378)	(75,865,654)	(91,470,624)	(82,077,036)	(65,187,767)

(120,283,754)	(42,976,431)	(8,968,737)	(40,283,825)	135,292,231	1,385,144	(25,519,831)	11,691,457	6,871,887

109,162,152	129,284,329	186,420,002	(48,198,701)	144,471,740	12,815,305	(37,866,670)	30,104,625	35,513,103

2,251,061,037	2,121,776,708	1,935,356,706	495,172,876	350,701,136	337,885,831	741,010,029	710,905,404	675,392,301

2,360,223,189	2,251,061,037	2,121,776,708	446,974,175	495,172,876	350,701,136	703,143,359	741,010,029	710,905,404

1,269,269	1,807,747	1,489,550	8,956,788	26,310,110	7,161,372	5,955,927	8,786,824	6,418,044
696,524	717,928	933,982	387,700	552,545	569,476	1,386,283	1,714,383	1,846,831
(3,245,420)	(3,118,768)	(2,509,277)	(13,296,342)	(13,820,577)	(7,626,184)	(10,195,898)	(9,318,579)	(7,493,172)

(1,279,627)	(593,093)	(85,745)	(3,951,854)	13,042,078	104,664	(2,853,688)	1,182,628	771,703

See accompanying notes to financial statements.	44

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Because each Fund is a continuation of its respective Predecessor Fund, each of which was a series of AFT, the following financial information includes results of each Fund’s respective Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM GROWTH FUND

(For a share outstanding throughout each period)

	10-month period ended
	September 30,		Year ended November 30,
	2021		2020	2019	2018		2017	2016
Net asset value, beginning of period	$ 97.62		89.37	81.06	80.41		70.41	73.38

Income from Investment Operations
Net investment income(a)	1.67		1.99	2.13	1.93		1.84	1.75
Net gain (loss) on investments (both realized and unrealized)	15.56		9.22	9.30	1.51		10.50	4.15

Total from invesment operations	17.23		11.21	11.43	3.44		12.34	5.90

Less Distributions
Net investment income	(1.97)		(2.11)	(2.09)	(1.90)		(1.78)	(1.76)
Net realized gain	(0.86)		(0.85)	(1.03)	(0.89)		(0.56)	(7.11)

Total distributions	(2.83)		(2.96)	(3.12)	(2.79)		(2.34)	(8.87)

Net asset value, end of period	$ 112.02		97.62	89.37	81.06		80.41	70.41

Total Return	17.89	%(b)	12.96%	14.91%	4.41%		17.91%	9.54%

Ratios/Supplemental Data
Net assets, end of period (millions)	$6,589.0		5,819.8	5,502.5	4,992.6		4,960.5	4,296.6

Average net asset ratios
Expenses, net of waivers and reimbursements	0.12	%(c)	0.12%	0.12%	0.12%		0.12%	0.12%
Expenses, gross of waivers and reimburements	0.13	%(c)	0.12%	0.12%	0.12%		0.12%	0.12%
Net investment income, net of waivers and reimbursements	1.81	%(c)	2.29%	2.62%	2.42%		2.46%	2.59%

Portfolio turnover rate	23	%(b),(d),(e)	0%	1%	0	%(f)	1%	0%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized for periods that are less than a full year.
(c)	Determined on an annualized basis.
(d)	The portfolio turnover rate excludes securities delivered from processing redemptions in-kind.
(e)

The portfolio turnover rate increased due to certain investment activity in connection with the Reorganization of the Fund from the State Farm Associates’ Fund Trust into the Advisers Investment Trust.

(f)	Portfolio turnover rate rounds to less than 1% for the year ended November 30, 2018.

45	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FINANCIAL HIGHLIGHTS (continued)

STATE FARM BALANCED FUND

(For a share outstanding throughout each period)

	10-month period ended
	September 30,		Year ended November 30,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 81.66		75.35	68.52	68.84	63.19	66.38

Income from Investment Operations
Net investment income(a)	1.41		1.69	1.81	1.70	1.65	1.63
Net gain (loss) on investments (both realized and unrealized)	9.03		6.62	7.30	(0.03)	5.75	1.76

Total from invesment operations	10.44		8.31	9.11	1.67	7.40	3.39

Less Distributions
Net investment income	(1.68)		(1.78)	(1.79)	(1.68)	(1.63)	(1.69)
Net realized gain	(0.63)		(0.22)	(0.49)	(0.31)	(0.12)	(4.89)

Total distributions	(2.31)		(2.00)	(2.28)	(1.99)	(1.75)	(6.58)

Net asset value, end of period	$ 89.79		81.66	75.35	68.52	68.84	63.19

Total Return	12.95	%(b)	11.31%	13.82%	2.49%	11.93%	5.83%

Ratios/Supplemental Data
Net assets, end of period (millions)	$2,360.2		2,251.1	2,121.8	1,935.4	1,951.1	1,766.3

Average net asset ratios
Expenses, net of waivers and reimbursements	0.13	%(c)	0.14%	0.13%	0.13%	0.13%	0.13%
Expenses, gross of waivers and reimburements	0.14	%(c)	0.14%	0.13%	0.13%	0.13%	0.13%
Net investment income, net of waivers and reimbursements	1.90	%(c)	2.27%	2.59%	2.50%	2.52%	2.63%

Portfolio turnover rate	22	%(b),(d),(e)	3%	4%	5%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized for periods that are less than a full year.
(c)	Determined on an annualized basis.
(d)	The portfolio turnover rate excludes securities delivered from processing redemptions in-kind.
(e)

The portfolio turnover rate increased due to certain investment activity in connection with the Reorganization of the Fund from the State Farm Associates’ Fund Trust into the Advisers Investment Trust.

See accompanying notes to financial statements.	46

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FINANCIAL HIGHLIGHTS (continued)

STATE FARM INTERIM FUND

(For a share outstanding throughout each period)

	10-month period ended
	September 30,		Year ended November 30,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.36		10.10	9.76	9.87	9.92	9.99

Income from Investment Operations
Net investment income	0.09		0.14	0.17	0.14	0.12	0.12
Net gain (loss) on investments (both realized and unrealized)	(0.16)		0.26	0.34	(0.11)	(0.05)	(0.07)

Total from invesment operations	(0.07)		0.40	0.51	0.03	0.07	0.05

Less Distributions
Net investment income	(0.09)		(0.14)	(0.17)	(0.14)	(0.12)	(0.12)
Net realized gain	—		—	—	—	—	—

Total distributions	(0.09)		(0.14)	(0.17)	(0.14)	(0.12)	(0.12)

Net asset value, end of period	$10.20		10.36	10.10	9.76	9.87	9.92

Total Return	(0.71	)%(a)	4.02%	5.26%	0.33%	0.71%	0.45%

Ratios/Supplemental Data
Net assets, end of period (millions)	$447.0		495.2	350.7	337.9	360.4	396.3

Average net asset ratios
Expenses, net of waivers and reimbursements	0.16	%(b)	0.16%	0.17%	0.17%	0.16%	0.16%
Expenses, gross of waivers and reimburements	0.18	%(b)	0.16%	0.17%	0.17%	0.16%	0.16%
Net investment income, net of waivers and reimbursements	1.02	%(b)	1.38%	1.71%	1.45%	1.21%	1.15%

Portfolio turnover rate	36	%(a)	20%	20%	16%	13%	13%

(a)	Not annualized for periods that are less than a full year.
(b)	Determined on an annualized basis.

47	See accompanying notes to financial statements.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FINANCIAL HIGHLIGHTS (continued)

STATE FARM MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	10-month period ended September 30,		Year ended November 30,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 9.04		8.80	8.44	8.61	8.53	8.80

Income from Investment Operations
Net investment income	0.18		0.23	0.24	0.25	0.26	0.26
Net gain (loss) on investments (both realized and unrealized)	(0.14)		0.24	0.36	(0.17)	0.08	(0.27)

Total from invesment operations	0.04		0.47	0.60	0.08	0.34	(0.01)

Less Distributions
Net investment income	(0.18)		(0.23)	(0.24)	(0.25)	(0.26)	(0.26)
Net realized gain(a)	(0.01)		—	—	—	—	—

Total distributions	(0.19)		(0.23)	(0.24)	(0.25)	(0.26)	(0.26)

Net asset value, end of period	$ 8.89		9.04	8.80	8.44	8.61	8.53

Total Return	0.37	%(b)	5.40%	7.19%	0.99%	3.99%	(0.16)%

Ratios/Supplemental Data
Net assets, end of period (millions)	$703.1		741.0	710.9	675.4	698.6	704.1

Average net asset ratios
Expenses, net of waivers and reimbursements	0.17	%(c)	0.16%	0.16%	0.16%	0.15%	0.16%
Expenses, gross of waivers and reimburements	0.18	%(c)	0.16%	0.16%	0.16%	0.15%	0.16%
Net investment income, net of waivers and reimbursements	2.34	%(c)	2.53%	2.74%	2.93%	2.98%	2.95%

Portfolio turnover rate	11	%(b)	10%	14%	12%	9%	7%

(a)	Net realized gain distributions represent less than $0.01 per share for the years ended November 30, 2020, 2019 and 2018.
(b)	Not annualized for periods that are less than a full year.
(c)	Determined on an annualized basis.

See accompanying notes to financial statements.	48

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Advisers Investment Trust (the “Trust” or “AIT”) is a Delaware statutory trust operating under a Third Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated September 16, 2021. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund (referred to individually as a “Fund” and collectively as the “Funds” or the “State Farm Funds”) are each a diversified fund and are each a series of the Trust. These financial statements and notes only relate to the State Farm Funds.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Prior to August 23, 2021, each State Farm Fund operated as a series of State Farm Associates’ Funds Trust (each a “Predecessor Fund” and together the “Predecessor Funds”). On August 23, 2021 the Predecessor Funds were reorganized into the Trust, pursuant to an Agreement and Plan of Reorganization approved by the State Farm Associates’ Funds’ Board of Trustees on March 11, 2021 and by the Predecessor Funds’ shareholders on June 17, 2021 (each a “Reorganization” and collectively, the “Reorganizations”). The results of the Predecessor Funds’ shareholder meeting in connection with the Reorganizations are provided below:

Fund Name	Record Date Outstanding Shares	Total Voted Shares	% of Outstanding Shares Voted	% of Voted Shares “FOR” Proposal
State Farm Growth Fund	59,661,151	36,794,600	61.67%	83.56%
State Farm Balanced Fund	27,732,525	19,381,507	69.89%	83.33%
State Farm Interim Fund	48,317,198	36,339,402	75.21%	80.41%
State Farm Municipal Bond Fund	83,497,092	50,061,994	59.96%	83.08%

At the time of the Reorganizations, each Predecessor Fund transferred all of its assets to its corresponding State Farm Fund in exchange for shares of the corresponding State Farm Fund and the assumption of all of the liabilities of the Predecessor Fund by the corresponding State Farm Fund. Upon closing of the Reorganizations, holders of a Predecessor Fund’s shares received shares of the corresponding State Farm Fund’s shares. The Reorganizations were tax-free for U.S federal income tax purposes.

Prior to the Reorganization, the State Farm Funds had no net assets or operations in the Trust, and therefore, activity shown in the Statements of Operations, Statements of Changes in Net Assets and Financial Highlights prior to the Reorganization represents the operations and changes in net assets of each Predecessor Fund. The cost basis of the investments transferred from each Predecessor Fund was carried forward to the corresponding Fund for accounting and tax purposes.

As part of the Reorganization, the Board of Trustees approved a September 30 fiscal year end for each State Farm Fund. Prior to the Reorganization, the Predecessor Funds had a November 30 fiscal year end.

1. Investment Objective

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital, which may be supplemented by income. For information on the specific strategies of the Growth Fund, please refer to the Fund’s Prospectus.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital while providing some current income. For information on the specific strategies of the Balanced Fund, please refer to the Fund’s Prospectus.

The State Farm Interim Fund (the “Interim Fund”) seeks to provide investment results approximating the performance of the Bloomberg Barclays 1-5 Year U.S. Treasury Index. For information on the specific strategies of the Interim Fund, please refer to the Fund’s Prospectus.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high rate of income exempt from federal income taxes as is consistent with prudent investment management. For information on the specific strategies of the Municipal Bond Fund, please refer to the Fund’s Prospectus.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

2. Significant Accounting Policies

Investment Valuation

All investments in securities are recorded at their fair value. For more information see Note 3 Investment Valuation.

When-Issued Securities

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At September 30, 2021, the Municipal Bond Fund had commitments of $19,339,640 (representing 2.75% of net assets) for when-issued securities. These commitments are included within the Payable for Securities Purchased line on the Statements of Assets and Liabilities.

Futures Contracts

Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gain (loss) on futures contracts, and any unrealized gains or losses on open futures contracts in Change in net unrealized appreciation (depreciation) on futures contracts.

At September 30, 2021, the State Farm Growth Fund and the State Farm Balanced Fund pledged cash to cover margin requirements for open futures positions in an amount of $356,037 and $450,238, respectively, which is included in Due to Broker on the Statements of Assets and Liabilities. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 7.

Currency Transactions

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations.

Investment Transactions and Income

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Expenses Allocations

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis, based on relative net assets, or another reasonable basis.

Dividends and Distributions

Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Growth Fund and Balanced Fund declare and pay dividends, and capital gain distributions, if any, at least annually. The Interim Fund and Municipal Bond Fund declare dividends daily and pay them monthly on the last business day of the month. Shares of the Interim Fund and Municipal Bond Fund begin to earn dividends on the day after they are purchased. The Interim Fund and Municipal Bond Fund distribute net realized capital gain, if any, at least annually.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP"). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

    Federal Income Tax Information

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

The Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions that remain subject to examination. The Funds’ Federal tax returns for the tax years ended November 30, 2018 through November 30, 2020 and September 30, 2021, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Funds will be recorded as interest expense on the Statements of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

    Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

3. Investment Valuation

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

●	Level 1 - quoted prices in active markets for identical assets
●	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), a Funds’ Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Funds’ net asset value is calculated.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2021 in valuing each Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1	Level 2	Level 3	Total
State Farm Growth Fund
Investments in Securities:
Common Stocks (a)	$6,519,940,897	$—	$—	$6,519,940,897
U.S. Treasury Obligations	—	1,939,712	—	1,939,712
Short-term Investments	60,785,766	—	—	60,785,766

Total Investments in Securities	6,580,726,663	1,939,712	—	6,582,666,375

Other Financial Instruments
Liabilities:
Futures Contracts	(1,750,037)	—	—	(1,750,037)
State Farm Balanced Fund
Investments in Securities:
Common Stocks (a)	1,644,389,033	—	—	1,644,389,033
Corporate Bonds (a)	—	303,082,731	—	303,082,731
Foreign Government Bonds	—	2,130,118	—	2,130,118
Agency Commercial Mortgage-
Backed Securities	—	17,534,643	—	17,534,643
U.S. Treasury Obligations	—	364,337,345	—	364,337,345
Short-term Investments	32,974,385	—	—	32,974,385

Total Investments in Securities	1,677,363,418	687,084,837	—	2,364,448,255

Other Financial Instruments
Liabilities:
Futures Contracts	(590,638)	—	—	(590,638)
State Farm Interim Fund
Investments in Securities:
U.S. Treasury Obligations	—	443,700,914	—	443,700,914
Short-term Investments	1,312,590	—	—	1,312,590

Total Investments in Securities	1,312,590	443,700,914	—	445,013,504

State Farm Municipal Bond Fund
Investments in Securities:
Long-term Municipal Bonds	—	683,116,102	—	683,116,102
Short-term Investments	33,310,697	—	—	33,310,697

Total Investments in Securities	33,310,697	683,116,102	—	716,426,799

  (a) Industry classification is disclosed in

  the Schedules of Investments.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

As of September 30, 2021 there were no Level 3 securities held by the Funds. There were no transfers to or from Level 3 during the year ended September 30, 2021.

4. Federal Income Tax

As of September 30, 2021, each Fund’s aggregate unrealized gains and losses for all investments based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
State Farm Growth Fund	$2,198,191,688	$4,455,693,609	$(72,968,959)	$4,382,724,650
State Farm Balanced Fund	1,172,262,955	1,209,000,437	(17,405,775)	1,191,594,662
State Farm Interim Fund	440,798,621	6,133,493	(1,918,610)	4,214,883
State Farm Municipal Bond Fund	679,935,387	37,178,140	(686,728)	36,491,412

As of September 30, 2021, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains realized after September 30, 2021, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the capital losses will carryforward indefinitely as follows:

		Unused Non Expiring Capital Loss Carryforwards
Fund	Loss Carryforwards Utilized in 2021	Short-term	Long-term	Total
State Farm Interim Fund	$391,003	$—	$—	$—

As of September 30, 2021, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
State Farm Growth Fund	$—	$37,277,625	$864,612,987	$4,382,730,281	$—	$5,284,620,893
State Farm Balanced Fund	—	16,490,642	158,024,614	1,191,596,573	—	1,366,111,829
State Farm Interim Fund	—	—	54,380	4,214,883	—	4,269,263
State Farm Municipal Bond Fund	13	28,676	648,565	36,491,412	—	37,168,666

As of September 30, 2021, reclassifications within the composition of net assets based on their federal tax-basis treatment were as follows:

Fund	Paid-in-Capital	Distributable Earnings
State Farm Growth Fund	$13,049,107	$(13,049,107)
State Farm Balanced Fund	74,315,364	(74,315,364)
State Farm Municipal Bond Fund	(137,802)	137,802

The tax character of distributions was designated as follows for the fiscal periods ended September 30, 2021, November 30, 2020, and November 30, 2019.

2021	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
State Farm Growth Fund	$—	$116,584,350	$50,874,602	$167,458,952
State Farm Balanced Fund	—	45,173,359	17,279,367	62,452,726
State Farm Interim Fund	—	4,057,461	—	4,057,461
State Farm Municipal Bond Fund	14,224,490	16,404	671,779	14,912,673

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

2020	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
State Farm Growth Fund	$—	$129,137,348	$52,394,066	$181,531,414
State Farm Balanced Fund	—	49,929,057	6,054,716	55,983,773
State Farm Interim Fund	—	5,811,934	—	5,811,934
State Farm Municipal Bond Fund	18,201,882	56,101	180,545	18,438,528

2019	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
State Farm Growth Fund	$—	$128,727,664	$63,216,446	$191,944,110
State Farm Balanced Fund	—	50,441,287	13,866,844	64,308,131
State Farm Interim Fund	—	5,786,711	—	5,786,711
State Farm Municipal Bond Fund	18,893,462	257,110	204,284	19,354,856

5. Fees and Transactions with Affiliates and Other Parties

Investment Adviser

Prior to August 23, 2021, State Farm Associates’ Funds Trust (“AFT”), on behalf of each Predecessor Fund, had an investment advisory and management services agreement with State Farm Investment Management Corp. (“SFIMC” or the “Adviser”) pursuant to which each Predecessor Fund payed SFIMC an annual fee (computed on a daily basis and paid monthly). Effective August 23, 2021, the Trust, on behalf of the Funds, has an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser to provide investment management services to the Funds including oversight of the Northern Trust Investments, Inc. (the “Sub-Adviser” or “NTI”). Total fees incurred pursuant to the Advisory Agreement are reflected as “Investment advisory” fees on the Statements of Operations. Under the terms of the Advisory Agreement, the Funds pay the Adviser a monthly fee based on each Fund’s daily net assets at the following annualized rates:

Fund	Management Fee as of August 23, 2021 (as percentage of average daily net assets)	Management Fee Prior to August 23, 2021 (as a percentage of average daily net assets)

State Farm Growth Fund	0.10%	0.20% of the first $100 million of average net assets 0.15% of the next $100 million of average net assets 0.10% of the average net assets in excess of $200 million

State Farm Balanced Fund	0.11%	0.20% of the first $100 million of average net assets 0.15% of the next $100 million of average net assets 0.10% of the average net assets in excess of $200 million

State Farm Interim Fund	0.12%	0.20% of the first $50 million of average net assets 0.15% of the next $50 million of average net assets 0.10% of the average net assets in excess of $100 million

State Farm Municipal Bond Fund	0.11%	0.20% of the first $50 million of average net assets 0.15% of the next $50 million of average net assets 0.10% of the average net assets in excess of $100 million

The Advisory Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of each Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Advisory Agreement nor interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Advisory Agreement will terminate automatically.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

Expense Limitation Agreement

Prior to August 23, 2021, SFIMC had agreed to reimburse a Predecessor Fund if, and to the extent, a Predecessor Fund’s total annual operating expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) exceeded 0.40% of the Predecessor Fund’s average net assets. Prior-year reimbursements, if any, were not subject to recapture. Effective August 23, 2021, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to amounts specified below until January 28, 2025:

Fund	Expense Limitation
State Farm Growth Fund	0.12%
State Farm Balanced Fund	0.14%
State Farm Interim Fund	0.16%
State Farm Municipal Bond Fund	0.16%

If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends and other expenses in connection with the short sale of securities, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Advisory Agreement.

The balances of recoverable expenses to SFIMC by Funds at September 30, 2021 were as follows:

	Expiring
Fund	2022	2023	2024
State Farm Growth Fund	$—	$—	$267,169
State Farm Balanced Fund	—	—	99,813
State Farm Interim Fund	—	—	41,335
State Farm Municipal Bond Fund	—	—	28,333

Investment Sub-Adviser

NTI serves as the Sub-Adviser to the Funds. For its services to the Funds, NTI does not directly receive a fee from the Funds. NTI receives a fee from the Adviser which is computed and accrued daily and paid monthly as follows:

Management Fee
Fund	(as percentage of average daily net assets)
State Farm Growth Fund	0.085%
State Farm Balanced Fund	0.08%
State Farm Interim Fund	0.08%
State Farm Municipal Bond Fund	0.075%

The Sub-Adviser is responsible for the day-to-day investment management of the Funds’ assets, including making investment decisions and placing orders for the purchase and sale of securities for the Funds directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion. The investment advisory services of the Sub-Adviser are not exclusive under the terms of its sub-advisory agreement. The Sub-Adviser is free to render investment advisory services to others. The Sub-Adviser also furnishes to the Adviser and to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on its services and the investment performance of the Funds.

Distribution Agreement

Prior to August 23, 2021, the Funds did not pay for distribution or underwriting services provided by State Farm VP Management Corp. Effective August 23, 2021, Foreside Financial Services, LLC (the “Distributor”), provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

Funds on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers, have no role in determining each Funds’ investment policies or which securities to buy or sell. The Adviser, at its own expense, pays the Distributor a fee for distribution-related services.

Administrator, Transfer Agent, Custodian and Fund Accounting Agent Agreement with The Northern Trust Company

Prior to August 23, 2021, other than the account fee imposed on certain shareholders, which was paid by redeeming shares of the shareholder’s account, the Predecessor Funds did not pay any direct or indirect discount, commission or other compensation for transfer agent and fund accounting services provided by SFIMC. The securities and cash of the Funds were held by JPMorgan Chase Bank (“Chase”), as custodian. Effective August 23, 2021, The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements between the Trust, on behalf of the Funds, and Northern Trust. The Funds have agreed to pay Northern Trust certain annual and transaction-based fees, a tiered basis-point fee based on the Funds’ daily net assets, subject to a minimum annual fee relating to these services, and reimburse for certain expenses incurred on behalf of the Funds as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statements of Operations.

Services Agreement with Foreside Fund Officer Services, LLC

Effective August 23, 2021, Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control Services for the Funds pursuant to a written agreement with the Trust on behalf of the Funds, including providing certain officers to the Funds. The Funds pay Foreside an annual base fee, a basis-point fee based on each Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statements of Operations.

Trustee Compensation

Prior to August 23, 2021, certain officers and/or trustees of AFT were also officers and/or directors of SFIMC. AFT made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the AFT’s independent trustees. AFT paid an annual retainer of $49,000 and a fee of $7,000 per regular in-person Board of Trustees’ meeting attended. Independent trustees who served on AFT’s Committee of Independent Trustees and served on AFT’s Audit Committee received additional compensation. Effective August 23, 2021, trustees who are deemed “interested persons” of the Trust and officers of the Trust receive no compensation directly from the Funds for serving in their respective roles. The Trust has no retirement or pension plans. The Trust pays an annual retainer of $125,000 and reimbursement for certain expenses to Trustees who are not interested persons of the Trust (“Independent Trustees”). If there are more than six meetings in a year, additional meeting fees may apply. For the 10-month period ended September 30, 2021, the aggregate Independent Trustee compensation paid by the Trust and AFT was $347,529. The amount of total Trustee compensation and reimbursement of out-of pocket expenses allocated from the Trust and AFT to the Funds are reflected as “Trustees’ fees and expenses” on the Statements of Operations.

Line of Credit

Prior to August 23, 2021, State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, entered into a Line of Credit Agreement with the AFT. Under that agreement, a Predecessor Fund could request and Auto Company, in its complete discretion, could lend money to a Predecessor Fund for up to 30 days on an unsecured basis. Auto Company would not lend more than $25 million at any one time to the Predecessor Funds. Under the agreement, a Predecessor Fund paid interest to Auto Company on any outstanding loan at a benchmark interest rate that approximated the rate that creditworthy corporate issuers would pay on short-term commercial paper. The Line of Credit Agreement terminated on August 23, 2021 when the four funds of State Farm Associates’ Funds Trust were reorganized into similar funds of Advisers Investment Trust. The Funds did not borrow under the Line of Credit Agreement during the period December 1, 2020 through August 23, 2021.

6. Investment Transactions

For the 10-month period ended September 30, 2021, investment transactions (exclusive of futures contracts and short-term instruments) were as follows:

Fund	Purchases (excluding U.S. Government Obligations)	Sales/Maturities (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales/Maturities of U.S. Government Obligations
State Farm Growth Fund	$1,445,697,821	$1,628,517,173	$ —	$ —
State Farm Balanced Fund	278,475,002	550,535,310	249,405,538	40,098,633
State Farm Interim Fund	—	—	169,678,676	205,302,103
State Farm Municipal Bond Fund	74,515,341	80,925,311	—	—

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

7. In-Kind Transactions

Certain shareholders in the State Farm Growth Fund and the State Farm Balanced Fund received securities, in addition to cash, for their redemption amounts in accordance with the provisions of the Funds. These shareholders received securities and cash with a total value equal to the value of the shares they redeemed based upon the Fund’s net asset value at the redemption date.

The State Farm Growth Fund had redemptions in-kind on May 7, 2021, in the amount of $18,822,518, which are included in “Payments for shares redeemed” in the Statements of Changes in Net Assets. Net realized capital gains of $13,049,107 on the securities that were distributed to shareholders were recorded within “net realized gain (loss) on sales of investments” in the Statements of Operations.

The State Farm Balanced Fund had redemptions in-kind on May 7, 2021, in the amount of $109,688,575, which are included in “Payments for shares redeemed” in the Statements of Changes in Net Assets. Net realized capital gains of $74,290,449 on the securities that were distributed to shareholders were recorded within “net realized gain (loss) on sales of investments” in the Statements of Operations.

8. Derivative Instruments

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of September 30, 2021:

		Assets		Liabilities
Fund	Contract Type	Statements of Assets Location	Value	Statements of Liabilities Location	Value
		Net Assets - Net unrealized		Net Assets - Net unrealized
State Farm Growth Fund	Equity risk	appreciation	$—	depreciation	$(1,750,037	)*
		Net Assets - Net unrealized		Net Assets - Net unrealized
State Farm Balanced Fund	Equity risk	appreciation	—	depreciation	(590,638	)*

*Includes cumulative appreciation/depreciation on future contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is separately reported within the Statements of Assets and Liabilities.

The following tables set forth, by primary risk exposure, the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended September 30, 2021:

		Amount of Realized Gain (Loss) on Derivative Contracts
Fund	Contract Type	Statements of Operations Location	Value
State Farm Growth Fund	Equity risk	Net realized gain (loss) on futures contracts	$(344)
State Farm Balanced Fund	Equity risk	Net realized gain (loss) on futures contracts	(116)

		Change in Unrealized Appreciation (Depreciation) on Derivative Contracts
Fund	Contract Type	Statements of Operations Location	Value
State Farm Growth Fund	Equity risk	Change in net unrealized appreciation (depreciation) on futures contracts	$(1,750,037)
State Farm Balanced Fund	Equity risk	Change in net unrealized appreciation (depreciation) on futures contracts	(590,638)

Volume of derivative activity for the fiscal year ended September 30, 2021:*

	Equity Contracts
Fund	Number of Trades	Average Notional Amount
State Farm Growth Fund	1	$36,132,037
State Farm Balanced Fund	1	12,194,563

*Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures equity contracts.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

9. Principal Investment Risks

Investing in a Fund may involve certain risks including, but not limited to, those described below. Please refer to the Funds’ prospectus and statement of additional information for more information on risks associated with investing in the Funds.

Management Risk

The assessment by the Funds’ Sub-Adviser of the securities to be purchased or sold by the Funds may prove incorrect, resulting in losses or poor performance, even in a rising market. This may be as a result of the factors used by the Sub-Adviser in building a multifactor quantitative model. Whenever a model is used, there is also a risk that the model will not work as planned. In addition, there may be periods when quality investing is out of favor and during which time the Funds’ performance may suffer.

Market Risk

The risk that the value of the Funds’ investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds’ portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (including COVID-19), epidemics, terrorism, regulatory events and governmental or quasigovernmental actions.

Tracking Risk

The Funds’ Sub-Adviser invests in fixed income securities to try to duplicate the investment composition and performance of the Bloomberg Index. There is a risk that the Funds’ performance may vary substantially from the performance of the Bloomberg Index as a result of share purchases and redemptions, transaction costs, expenses and other factors.

Liquidity Risk

The Sub-Adviser to the Funds may have difficulty selling securities the Funds hold at the time it would like to sell, and at the value the Funds have placed on those securities.

High Yield Risk

High yield securities and unrated securities of similar credit quality (securities rated below investment grade, commonly known as “junk bonds”) are subject to greater levels of credit, call, and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Long-term Ownership Strategy Risk

The Funds’ investment approach generally emphasizes buying and holding securities over long periods. As such, the Funds could continue to hold certain securities through adverse cycles for those securities rather than selling them, which could cause the Funds to underperform compared to a fund that has invested in similar securities but actively shifts its portfolio assets to take advantage of market opportunities and that does not seek reduced portfolio turnover.

Tax Risk

The Funds’ long-term ownership strategy historically has resulted in a low rate of turnover in its portfolio. Therefore, the Funds have accumulated a large amount of unrealized capital gains, and distribution of such gains to shareholders may be larger than the capital gain distributions made by other similar mutual funds. As a result, unless you are purchasing shares of the Funds through a tax-advantaged account (such as an IRA), buying shares at a time when the Funds have unrealized gains might eventually cost you money in taxes.

Large Cap Risk

The risk that returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Mid Cap Stock Risk

The risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Generally the smaller the company size, the greater the risk.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

Interest Rate Risk

The risk that during periods of rising interest rates, the Funds’ yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Funds’ yield (and the market value of its securities) will tend to be higher. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities.

Prepayment (or Call) Risk

The risk that an issuer could exercise its right to pay principal on an obligation held by the Funds (such as an asset-backed security) earlier than expected. The exercise of such right may result in a decreased rate of return and a decline in value of those obligations and, accordingly, a decline in the Fund’s NAV.

U.S. Government Securities Risk

The risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Funds are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States.

Municipal Securities Risks

The municipal market can be significantly affected by adverse tax, legislative, political or public health changes and the financial condition of issuers of municipal securities. In recent years an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. The Funds may be more sensitive to adverse economic, business, political or public health developments if it invests more than 25% of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. For example, the novel coronavirus (COVID-19) has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations and could adversely impact the value of its bonds, which in turn could negatively impact the performance of the Funds. The secondary market for municipal obligations also tends to be less well developed and less liquid than many other securities markets, which may limit the Funds’ ability to sell its municipal obligations at attractive prices.

Credit (or Default) Risk

The risk that the inability or unwillingness of an issuer or a counterparty to meet its principal or interest payments or other financial obligations will adversely affect the value of the Funds’ investments and their returns. The credit quality of a debt security or of the issuer of a debt security held by the Funds could deteriorate rapidly, which may impair the Funds’ liquidity or cause a deterioration in the Funds’ NAV.

Debt Extension Risk

The risk that an issuer will exercise its right to pay principal on an obligation held by the Funds later than expected. Under these circumstances, the value of the obligation will decrease.

Inflation Risk

The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

Income Risk

The risk that the income from the bonds the Funds holds will decline. This risk applies when the Funds invest the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Valuation Risk

The risk that the sale price the Funds could receive for a portfolio security may differ from the Funds’ valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Funds’ investments involves subjective judgment. The Funds’ ability to value their investments may be impacted by technological issues and/or errors by pricing services

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

or other third-party service providers. In addition, the value of the securities in the Funds’ portfolios may change on days when shareholders will not be able to purchase or sell the Funds’ shares.

Stock Index Futures Risk

The risk arising from the Funds’ use of futures and includes: the risk that there will be imperfect correlation between the change in market value of the Funds’ securities and the price of futures contracts; the possible inability of the Funds to close a futures contract when desired; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Funds’ investment sub-adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Advisers Investment Trust and Shareholders of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund, and State Farm Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund, and State Farm Municipal Bond Fund (four of the funds constituting Advisers Investment Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the period December 1, 2020 through September 30, 2021 and the year ended November 30, 2020, the statements of changes in net assets for the period December 1, 2020 through September 30, 2021 and for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the period December 1, 2020 through September 30, 2021 and the year ended November 30, 2020, the changes in each of their net assets for the period December 1, 2020 through September 30, 2021 and for each of the two years in the period ended November 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

November 22, 2021

We have served as the auditor of one or more investment companies in Advisers Investment Trust since 2011.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

FEDERAL INCOME TAX INFORMATION

September 30, 2021 (Unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the period ended September 30, 2021.

		Total Distributions
	Total Qualified	Qualifying for the
Fund	Dividend Income Distributed	Dividends-Received Deduction
State Farm Growth Fund	$116,584,349	$112,374,176
State Farm Balanced Fund	38,397,914	30,877,189
State Farm Interim Fund	—	—
State Farm Municipal Bond Fund	—	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

PORTFOLIO SUMMARY

September 30, 2021 (Unaudited)

State Farm Growth Fund

Fund Composition*

*	Illustrated by Industry and based on total net assets as of September 30, 2021. Please refer to the Schedule of Investments in this report for details concerning Fund holdings.
**	Represents 9 other industries, each of which represents less than 5% of total net assets.

State Farm Balanced Fund

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of September 30, 2021. Please refer to the Schedule of Investments in this report for details concerning Fund holdings.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

PORTFOLIO SUMMARY (continued)

September 30, 2021 (Unaudited)

State Farm Interim Fund

Fund Composition*

*	Illustrated by Maturity and based on total investments as of September 30, 2021. Please refer to the Schedule of Investments in this report for details concerning Fund holdings.
**	Includes a 0.29% allocation to the Northern Institutional Treasury Portfolio Fund (Premier Class).

State Farm Municipal Bond Fund

Fund Composition*

*	Illustrated by Maturity and based on total investments as of September 30, 2021. Please refer to the Schedule of Investments in this report for details concerning Fund holdings.
**	Includes a 4.74% allocation to the Northern Institutional Treasury Portfolio Fund (Premier Class).

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

EXPENSE EXAMPLES

September 30, 2021 (Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2021 and held for the entire period through September 30, 2021.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on a Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Annualized Expense
			Ratio Based	Expenses Paid
	Beginning	Ending	on the Period	During Period
	Account Value	Account Value	April 01, 2021 to	April 01, 2021 to
	April 01, 2021	September 30, 2021	September 30, 2021	September 30, 2021*
State Farm Growth Fund

Actual	$1,000.00	$1,046.40	0.12%	$0.62

Hypothetical (5% return before expenses)	$1,000.00	$1,024.47	0.12%	$0.61
State Farm Balanced Fund

Actual	$1,000.00	$1,037.60	0.13%	$0.66

Hypothetical (5% return before expenses)	$1,000.00	$1,024.42	0.13%	$0.66
State Farm Interim Fund

Actual	$1,000.00	$1,003.00	0.15%	$0.75

Hypothetical (5% return before expenses)	$1,000.00	$1,024.32	0.15%	$0.76
State Farm Municipal Bond Fund

Actual	$1,000.00	$1,009.60	0.14%	$0.71

Hypothetical (5% return before expenses)	$1,000.00	$1,024.37	0.14%	$0.71
*

Expenses are calculated using the applicable Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

September 30, 2021 (Unaudited)

Board Approval of Investment Advisory Agreement

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that the Advisory Agreement between the Trust and the Adviser with respect to the State Farm Funds be approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Advisory Agreement to determine whether the Advisory Agreement is fair to the Fund and its shareholders. The Board considered and approved the Advisory Agreement for the Funds at an in-person meeting held on December 9, 2020.

The Board requested, and the Adviser provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services expected to be provided by the Adviser to the Funds; (ii) the expected investment performance of the Funds and the Adviser (iii) the costs of the services to be provided and the profits to be realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; and (v) whether the fee levels reflect these economies of scale to the benefit of the Funds’ shareholders.

The Board examined the nature, extent, and quality of the advisory services expected to be provided by the Adviser. The Board considered the terms of the Agreement, information and reports provided by the Adviser regarding its business, personnel and operations, and advisory services to be provided to the Funds. The Board reviewed the Adviser’s investment philosophy and portfolio construction processes, the Adviser’s compliance program, pending material litigation (if any), insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by the Adviser, there had been no material compliance issues or concerns raised or encountered since the last renewal of the Agreement and that there had been no material compliance issues in the past 36 months with respect to other funds managed by the Adviser. The Board then considered key risks associated with the Funds and ways in which those risks were expected to be mitigated. Taking into account the personnel proposed to be involved in servicing the Funds, as well as the materials provided by the Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services to be received from the Adviser.

The Board reviewed the investment performance for each Fund’s strategy and the Adviser compared to the selected peer group and benchmark for each Fund. Although the Funds had not yet commenced operations, the Board noted that the Adviser serves as the investment adviser to the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund and the State Farm Municipal Bond Fund, each a series of the State Farm Associates’ Funds Trust (the “Predecessor Funds”). The Board considered the performance of each Predecessor Fund, both in absolute terms and as compared to a benchmark and a peer group of investment companies with comparable objectives and strategies. The Board noted that each Predecessor Fund generally outperformed its peer group and performed in line with its benchmark. The examined the appropriateness of the selected peer groups and benchmarks.

The Board reviewed the cost of services provided and the profits realized by the Adviser, including assertions related to compensation and profitability. The Board discussed the advisory fee to be paid by the Funds and the total operating expenses of each Fund. The Board noted that the Adviser would receive an advisory fee of 0.10% of the State Farm Growth Fund’s average daily net assets, 0.11% of the State Farm Balanced Fund’s average daily net assets, 0.12% of the State Farm Interim Fund’s daily net assets, and 0.11% of the State Farm Municipal Bond Fund’s average daily net assets. The Board reviewed the investment advisory fees to be paid by the Funds in comparison to the average investment advisory fee paid by the Funds within the appropriate peer group, noting that the fees that would be paid by each Fund were competitive with the fees paid by it respective peers. The Board then considered the expense cap in place for the Funds, noting that the Adviser had contractually agreed to waive fees and or reimburse expenses to limit total annual fund operating expenses to 0.12%, 0.13%, 0.16%, and 0.16% annually for the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, the State Farm Municipal Bond Fund, respectively. After considering the comparative data provided by the Adviser, the Board concluded that the advisory fees and expense ratios were reasonable.

The Board considered the profitability of the Adviser’s future relationship with the Funds. Referring to information provided by the Adviser, the Board determined that the profit estimated to be earned by the Adviser for management of the Funds was not expected to be excessive.

In considering the economies of scale for the Funds, the Board considered the marketing and distribution plans for the Funds and each Fund’s breakeven point. The Board noted than other than the investment advisory fee, the Adviser derived no other fees or monetary benefits from the Funds.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling; and each Trustee assigned different weights to various factors considered.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (continued)

September 30, 2021 (Unaudited)

Board Approval of Investment Sub-Advisory Agreement

Section 15 of the 1940 Act requires that the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between State Farm Investment Management Corp. (the “Adviser”) and the Sub-Adviser with respect to the Funds be approved by a majority of the Board of Trustees of Advisers Investment Trust (the “Trustees” or the “Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Sub-Advisory Agreement to determine whether the Sub-Advisory Agreement is fair to the Fund and its shareholders. The Board considered and approved the Sub-Advisory Agreement for the Funds at an in-person meeting held on December 9, 2020.

The Board requested, and the Sub-Adviser provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services expected to be provided by the Sub-Adviser to the Funds; (ii) the investment performance of the Funds and the Sub-Adviser (iii) the costs of the services to be provided and the profits to be realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; and (v) whether the fee levels reflect these economies of scale to the benefit of the Funds’ shareholders.

The Board examined the nature, extent, and quality of the sub-advisory services expected to be provided by the Sub-Adviser. The Board considered the terms of the Sub-Advisory Agreement, information and reports provided by the Sub-Adviser regarding its business, personnel and operations, and advisory services to be provided to the Funds. The Board reviewed the Sub-Adviser’s investment philosophy and portfolio construction processes, the Sub-Adviser’s compliance program, pending material litigation (if any), insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by the Sub-Adviser, there had been no material compliance issues or concerns raised or encountered since the last renewal of the Agreement and that there had been no material compliance issues in the past 36 months with respect to other fund managed by the Sub-Adviser. The Board then considered key risks associated with the Funds and ways in which those risks would be mitigated. Taking into account the personnel proposed to be involved in servicing the Funds, as well as the materials provided by the Sub-Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Sub-Adviser.

The Board reviewed the expected investment performance for each Fund’s strategy and the Sub-Adviser compared to the selected peer group and benchmark for each Fund. The Board determined that because the Funds had not yet commenced operations, the Trustees would review performance over time. The Board noted that the Sub-Adviser managed similar funds and separate accounts and the Board reviewed the performance of those similarly managed funds and separate accounts against their respective peer groups and benchmarks for the one-year, five-year, and ten-year periods, as applicable, and expressed satisfaction with the performance of the Sub-Adviser with the proposed benchmarks for each Fund.

The Board reviewed the cost of services provided and the profits realized by the Sub-Adviser, including assertions related to compensation and profitability. The Board discussed the sub-advisory fee to be paid by the Funds and the total operating expenses of the Funds. The Board noted that the Sub-Adviser would receive a sub-advisory fee of 0.085% of the State Farm Growth Fund’s average daily net assets, 0.08% of the State Farm Balanced Fund’s average daily net assets, 0.075% of the State Farm Interim Fund’s average daily net assets, and 0.08% of the State Farm Municipal Bond Fund’s average daily net assets. The Board reviewed the investment sub-advisory fees that would be paid by the Funds in comparison to the investment advisory fees paid by the funds within the appropriate peer group, noting that the fees paid by each Fund were competitive with the fees paid by it respective peers. After considering the comparative data provided by the Sub-Adviser, the Board concluded that the advisory fees and expense ratios were reasonable.

The Board considered the profitability of the Sub-Adviser’s future relationship with the Funds. Referring to information provided by the Sub-Adviser, the Board determined that the profit estimated to be earned by the Sub-Adviser for management of the Funds was not expected to be excessive.

In considering the economies of scale for the Funds, the Board considered the marketing and distribution plans for the Funds and each Fund’s breakeven point. The Board noted than that the Sub-Adviser was affiliated with the Funds’ administrator, transfer agent, fund accountant and custodian.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling; and each Trustee assigned different weights to various factors considered.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

MANAGEMENT INFORMATION

September 30, 2021 (Unaudited)

Trustees & Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

				Number of	Other
				Portfolios	Directorships
				in	Held by
	Position(s)	Term of Office/		the Trust	Trustee
Name, Address, and	Held with	Length of	Principal Occupation(s) During	Overseen	During Past 5
Year of Birth[1]	the Trust	Time Served	Past 5 Years	by Trustee	Years

D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July, 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present.	8	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July, 2011 to present	President, Vadar Capital LLC 2008 to 2017.	8	None

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July, 2011 to present	Independent Trustee, Boston Trust Walden Funds 1992 to present.	8	Boston Trust Walden Funds

[1]	The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

ADVISERS INVESTMENT TRUST

STATE FARM FUNDS

MANAGEMENT INFORMATION (continued)

September 30, 2021 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

				Number of	Other
				Portfolios	Directorships
				in	Held by
	Position(s)	Term of Office/		the Trust	Trustee
Name, Address and	Held with	Length of	Principal Occupation(s) During	Overseen	During Past 5
Year of Birth[1]	the Trust	Time Served	Past 5 Years	by Trustee	Years

David M. Whitaker[2]	Trustee	Indefinite/July 2017 to	President, Foreside Financial Group, LLC 2011 to	8	PAF
Year of Birth: 1971		present	present; Director, Portland Air Freight, 2011 to		Transportation
present; Director, National Investment Company
Service Association (NICSA), 2018 to present.

Barbara J. Nelligan	President	Indefinite/August 2017 to	Senior Vice President, Global Fund Services Fund	N/A	N/A
Year of Birth: 1969		present	Governance Solutions, The Northern Trust Company,
2018 to present; Senior Vice President, Global Fund
Services Product management, The Northern Trust
Company, 2007 to 2018; Vice President of Advisers
Investment Trust, 2012 to 2017.

Rodney Ruehle	Chief	Indefinite/March 2019 to	Director, Foreside Fund Officer Services, LLC	N/A	N/A
Year of Birth: 1968	Compliance	present	(formerly Foreside Compliance Services, LLC)
	Officer and		(financial services), 2016 to present; Director, Beacon
	AML Officer		Hill Fund Services, LLC, April 2008 to July 2016.

Deanna Y. Pellack	Secretary	Indefinite/May 2021 to	Vice President, Global Fund Services Fund	N/A	N/A
Year of Birth: 1987		present	Governance Solutions, The Northern Trust Company,
2019 to present; Second Vice President, Global Fund
Services Fund Governance Solutions, The Northern
Trust Company, 2014 to 2019; Assistant Secretary of
Advisers Investment Trust, 2018 to 2021.

Tracy L. Dotolo	Treasurer	Indefinite/May 2021 to	Director, Foreside Fund Officer Services, LLC,	N/A	N/A
Year of Birth: 1976		present	2016 to present; Vice President of Global Fund
Services, JPMorgan Chase & Co., 2009 to 2016.

Troy A. Sheets	Assistant	Indefinite/May 2021 to	Senior Director, Foreside Financial Group, LLC,	N/A	N/A
Year of Birth: 1971	Treasurer	present	2016 to present; Director, Beacon Hill Fund Services,
Inc., 2009 to 2016; Treasurer of Advisers Investment
Trust, 2011 to 2021.

Trent Statczar	Assistant	Indefinite/July 2011 to	Senior Director, Foreside Financial Group, LLC,	N/A	N/A
Year of Birth: 1971	Treasurer	present	2016 to present; Director, Beacon Hill Fund Services,
Inc., 2008 to 2016.

Kara M. Schneider	Assistant	Indefinite/May 2021 to	Second Vice President, Global Fund Services Fund	N/A	N/A
Year of Birth: 1973	Secretary	present	Governance Solutions, The Northern Trust Company,
2021 to present; Manager, Ultimus Fund Solutions
LLC, 2017 to 2021.

[1]

The mailing address of Messrs. Whitaker, Ruehle, Sheets and Statczar, and Ms. Dotolo is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Mses. Nelligan, Pellack, and Schneider is 50 S. LaSalle Street, Chicago, IL 60603.

[2]	Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-342-2418 or 312-557-7940.

Investment Adviser

State Farm Investment Management Corp.

One State Farm Plaza, B-2

Bloomington, IL 61710

Investment Sub-Adviser

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Independent Registered Public

Accounting Firm

PricewaterhouseCoopersLLP

One North Wacker

Chicago, IL 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

For Additional Information, call

866-342-2418 (toll free) or 312-557-7940

SF 9/21

RIVER CANYON TOTAL RETURN

BOND FUND

ANNUAL REPORT

September 30, 2021

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

September 30, 2021

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SHAREHOLDER LETTER

September 30, 2021

Dear Shareholder:

We are pleased to present to shareholders the September 30, 2021 Annual Report for the River Canyon Total Return Bond Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2021.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, River Canyon Fund Management LLC, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan

President

Advisers Investment Trust

1

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

River Canyon Total Return Bond Fund

Value of a hypothetical $100,000 investment in the Fund’s Institutional Shares from inception on December 30, 2014 to September 30, 2021

Average Annual Total Returns as of September 30, 2021

	One Year Return	5 Year Return	Since Inception Return	Gross Expense Ratio*	Net Expense Ratio*
River Canyon Total Return Bond Fund – Institutional Shares	8.10%	6.55%	6.26%	1.09%	0.68%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.90%)	2.94%	3.12%	-	-

Allocation Breakdown as of 9/30/2021

CMBS Non-Agency	26%

RMBS Agency	15%

RMBS Non-Agency	12%

ABS	10%

CLO	10%

CMBS Agency	9%

Munis	5%

Corporate	5%

US Treasury	5%

Cash	3%

2

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

Data as of September 30, 2021. The Inception date of the Fund is December 30, 2014. The Fund’s performance reflects the reinvestment of dividends as well as the impact of any transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Five year and since inception returns are annualized.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2021. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund to limit expenses to 0.65% until January 28, 2022, which is exclusive of the Acquired Fund Fees and Expenses reflected in the Prospectus.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 800-245-0371 or 312-557-0164.

The Fund’s benchmark for performance comparison purposes is the Bloomberg Barclays U.S. Aggregate Bond Index. The index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The table reflects the theoretical reinvestment of dividends on securities in the index. The impact of any transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

Market Commentary (for Fiscal year ending September 30, 2021)

The fiscal year began with positive COVID vaccine news, optimistic reopening expectations, and clarity in the US Presidential election. Fiscal and monetary stimulus continued at massive levels, with markets anticipating additional Biden administration stimulus legislation in the first quarter of 2021. Markets and the economy continued to rebound from the early days of the pandemic, but many sectors remained hampered by COVID headwinds. Risk assets generated strong returns throughout the fiscal year, with the S&P 500 returning 30.0% for the year. Challenged by a volatile interest rate environment that pushed the 10 Year US Treasury yield from .69% to 1.51%, the Bloomberg US Aggregate index returned a negative -0.90% in the fiscal year. Fixed income credit markets performed well in concert with equities. Despite spikes in COVID cases from the Delta variant, vaccines and fewer COVID restrictions have been a tailwind to economic growth and risk assets throughout the fiscal year.

Central Banks ran highly accommodative monetary policy throughout the year, but QE tapering and interest rate increases began to dominate policy discussions as we neared year-end. Inflation rates and, notably, inflation expectations rose significantly towards year-end as the debate on whether inflation is transitory or structural remains unresolved. Hopefully, with the worst of the Covid-19 virus’ economic impact in the past, we are optimistic that GDP growth will remain robust, supported by a strong labor market, record corporate earnings, and ample liquidity.

Fund Insights

Having navigated the volatility of early 2020, the Fund’s focus on higher quality, resilient securities positioned it well as the economy emerged from the depths of COVID. The Fund entered the fiscal year broadly diversified across the structured credit markets. Significant fund inflows during the year allowed us to capitalize on COVID-induced dislocations across sectors, with a particular focus on post-Covid Single Asset, Single Borrower CMBS, and ABS issuance. Overall, risk assets continue to trade at historically high multiples and low yields, requiring the Fund to be opportunistic and discerning in security selection. Security selection in the CMBS, Agency RMBS, ABS, and Municipal sectors was the primary fiscal year performance driver. The Fund’s shorter duration posture and income generation were also material positive performance drivers.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

Looking Forward

We continue to manage the portfolio with a focus on delivering strong relative and absolute returns across a variety of interest rate and economic environments while effectively managing credit, prepayment, and duration risks. The increased market volatility allowed us to identify and purchase securities that fit the Fund’s long-term investment profile of asymmetric upside with robust downside protection. The Fund ended the year as a top percentile performer in its Morningstar category. The Fund’s fiscal year performance supports momentum in the Fund’s growth as fixed-income investors facing historically low yields and significant duration risk seek alternatives to traditional bond allocations. Our investment philosophy and process remain unchanged. We continue to believe that our research process, security level analysis, size, and experience in the structured product markets position us favorably in managing the Fund’s prospects.

The River Canyon Total Return Bond Fund is offered only by prospectus. The prospectus contains important information, including investment objectives, risks, advisory fees and expenses. Please read the Prospectus carefully before investing or sending money. For a current Prospectus please call 800-245-0371.

Distributed by Foreside Financial Services, LLC.

Disclaimer

Any investment in the Fund involves significant risk, including the risk of loss of all or a portion of your investment. The results indicated herein include both realized and unrealized gains and losses, and actual results when realized may differ materially from those set forth herein. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost. You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing.

Certain information contained herein constitutes “forward-looking statements”, which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or the actual performance of an individual investment, an asset class or the Fund may differ materially from those reflected or contemplated in such forward-looking statements. Past performance is not indicative of future results.

Certain Investment Risks

It is important to note that the Fund is not guaranteed by the U.S. Government. Fixed income investments involve interest rate risk, issuer credit risk and risk of default, prepayment risk, duration, risk and price volatility risk. Funds investing in bonds can lose their value as interest rates rise, and investors participating in such Funds can suffer a partial or total loss of their principal.

Mortgage-backed and other asset-backed securities involve risks that are different from or more acute than risks associated with other types of debt instruments. For example, rising interest rates tend to extend the duration of fixed-rate MBS, making them more sensitive to changes in interest rates and causing funds investing in such securities (such as the Fund) to exhibit additional volatility. Conversely, declining interest rates may cause borrowers to pay off their mortgages sooner than expected, thereby reducing returns because the Fund may be required to reinvest the return of borrower principal at the lower prevailing interest rate. MBS related to floating rate loans may exhibit greater price volatility than a fixed rate obligation of similar credit quality. With respect to non-agency MBS, there are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

Non-agency MBS also are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

For a more complete list of Fund risks, please see the Prospectus.

*River Canyon Fund Management LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.65% until January 28, 2022.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

		Shares	Value
COMMON STOCKS	0.5%
AGNC Investment Corp.
		270,298	$4,262,599

TOTAL COMMON STOCKS (Cost $3,752,581)			4,262,599

	Percentage of Net Assets	Principal Amount	Value
ASSET-BACKED SECURITIES	22.0%
Labrador Aviation Finance Ltd. Series 2016-1A(a)
4.30%, 01/15/42		$1,652,366	1,636,445
AASET Ltd. Series 2018-1A(a)
3.84%, 01/16/38		2,510,457	2,471,292
Start Ltd. Series 2018-1(a)
4.09%, 05/15/43		9,950,597	9,923,584
Wellfleet CLO Ltd. Series 2018-2A (Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor)(a)(b)
1.33%, 10/20/31		1,000,000	1,000,352
Project Silver Series 2019-1(a)
3.97%, 07/15/44		3,691,846	3,660,515
Jamestown CLO XI Ltd. Series 2018-11A (Floating, ICE LIBOR USD 3M + 1.70%)(a)(b)
1.83%, 07/14/31		3,000,000	2,998,488
Midocean Credit CLO IX Series 2018-9A (Floating, ICE LIBOR USD 3M + 1.75%, 1.75% Floor)(a)(b)
1.88%, 07/20/31		2,500,000	2,501,750
NP SPE II LLC Series 2019-2A(a)
6.44%, 11/19/49		2,250,442	2,123,537
Horizon Aircraft Finance I Ltd. Series 2018-1(a)
4.46%, 12/15/38		4,654,642	4,657,357
Venture 32 CLO Ltd. Series 2018-32A (Floating, ICE LIBOR USD 3M + 1.10%, 1.10% Floor)(a)(b)
1.23%, 07/18/31		2,000,000	2,001,055
LCM XXIII Ltd. Series 23A (Floating, ICE LIBOR USD 3M + 3.30%, 3.30% Floor)(a)(b)
3.43%, 10/20/29		1,110,000	1,093,416
Business Jet Securities LLC Series 2019-1(a)
4.21%, 07/15/34		1,328,842	1,362,678
Business Jet Securities LLC Series 2019-1(a)
5.19%, 07/15/34		621,397	622,729
Conseco Finance Corp. Series 1998-8(c)
6.98%, 09/01/30		3,265,885	3,146,604
NRZ FHT Excess LLC Series 2020-FHT1(a)
4.21%, 11/25/25		8,376,809	8,538,123
Business Jet Securities LLC Series 2021-1A(a)
2.92%, 04/15/36		2,529,161	2,541,091
Business Jet Securities LLC Series 2021-1A(a)
5.07%, 04/15/36		2,830,500	2,847,270
Castlelake Aircraft Structured Trust Series 2021-1A(a)
6.66%, 01/15/46		4,346,989	4,697,971
Castlelake Aircraft Structured Trust Series 2021-1A(a)
7.00%, 01/15/46		9,875,998	10,153,195

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
Conn’s Receivables Funding LLC Series 2020-A(a)
4.20%, 06/16/25		$3,553,297	$3,564,877
Oasis Securitization Funding LLC Series 2021-1A(a)
2.58%, 02/15/33		1,503,988	1,507,521
Bain Capital Credit CLO Ltd. Series 2021-3A (Floating, ICE LIBOR USD 3M + 6.50%, 6.50% Floor)(a)(b)
6.69%, 07/24/34		2,875,000	2,876,539
Barings CLO Ltd. Series 2019-2A (Floating, ICE LIBOR USD 3M + 3.40%, 3.40% Floor)(a)(b)
3.53%, 04/15/36		2,000,000	2,004,537
Barings CLO Ltd. Series 2019-2A (Floating, ICE LIBOR USD 3M + 6.78%, 6.78% Floor)(a)(b)
6.91%, 04/15/36		2,350,000	2,349,900
BlueMountain CLO XXXI Ltd. Series 2021-31A (Floating, ICE LIBOR USD 3M + 6.53%, 6.53% Floor)(a)(b)
6.65%, 04/19/34		1,500,000	1,499,886
CIFC Funding Ltd. Series 2021-3A (Floating, ICE LIBOR USD 3M + 3.00%, 3.00% Floor)(a)(b)
3.15%, 07/15/36		5,250,000	5,208,004
CIFC Funding Ltd. Series 2021-3A (Floating, ICE LIBOR USD 3M + 6.40%, 6.40% Floor)(a)(b)
6.55%, 07/15/36		4,500,000	4,516,488
CIFC Funding Ltd. Series 2021-5A (Floating, ICE LIBOR USD 3M + 3.25%, 3.25% Floor)(a)(b)
3.38%, 07/15/34		3,250,000	3,258,529
CIFC Funding Ltd. Series 2021-5A (Floating, ICE LIBOR USD 3M + 6.50%, 6.50% Floor)(a)(b)
6.63%, 07/15/34		3,000,000	2,999,427
Capital Funding Mortgage Trust Series 2021-20 (Floating, ICE LIBOR USD 1M + 3.00%, 4.25% Floor)(a)(b)
4.25%, 06/07/24		11,750,000	11,870,577
MAPS Ltd. Series 2019-1A(a)
4.46%, 03/15/44		2,091,890	2,113,971
Madison Park Funding XLV Ltd. Series 2020-45A (Floating, ICE LIBOR USD 3M + 3.15%, 3.15% Floor)(a)(b)
3.28%, 07/15/34		1,500,000	1,506,601
Madison Park Funding XLV Ltd. Series 2020-45A (Floating, ICE LIBOR USD 3M + 6.35%, 6.35% Floor)(a)(b)
6.48%, 07/15/34		2,000,000	1,990,105
Madison Park Funding LI Ltd. Series 2021-51A (Floating, ICE LIBOR USD 3M + 3.05%, 3.05% Floor)(a)(b)
3.20%, 07/19/34		4,900,000	4,912,599
Mountain View CLO XIV Ltd. Series 2019-1A (Floating, ICE LIBOR USD 3M + 3.79%, 3.79% Floor)(a)(b)
3.97%, 04/15/29		3,120,000	3,120,370
OHA Credit Funding 6 Ltd. Series 2020-6A (Floating, ICE LIBOR USD 3M + 6.25%, 6.25% Floor)(a)(b)
6.38%, 07/20/34		4,000,000	3,969,892
OHA Credit Funding 6 Ltd. Series 2020-6A (Floating, ICE LIBOR USD 3M + 3.15%, 3.15% Floor)(a)(b)
3.28%, 07/20/34		4,000,000	4,009,981

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
OHA Credit Funding 9 Ltd. Series 2021-9A (Floating, ICE LIBOR USD 3M + 6.25%, 6.25% Floor)(a)(b)
6.43%, 07/19/35		$1,500,000	$1,497,316
Sound Point CLO XXVII Ltd. Series 2020-2A (Floating, ICE LIBOR USD 3M + 4.00%, 4.00% Floor)(a)(b)
4.13%, 10/25/31		5,000,000	5,002,624
Sound Point CLO XXX Ltd. Series 2021-2A (Floating, ICE LIBOR USD 3M + 3.35%, 3.35% Floor)(a)(b)
3.44%, 07/25/34		4,000,000	4,007,138
Sound Point CLO XXX Ltd. Series 2021-2A (Floating, ICE LIBOR USD 3M + 6.36%, 6.36% Floor)(a)(b)
6.45%, 07/25/34		8,500,000	8,415,862
CARLYLE U.S. CLO Ltd. Series 2020-1A (Floating, ICE LIBOR USD 3M + 6.25%, 6.25% Floor)(a)(b)
6.38%, 07/20/34		2,500,000	2,499,887
Castlelake Aircraft Structured Trust Series 2017-1R(a)
2.74%, 08/15/41		9,681,309	9,670,143
Castlelake Aircraft Structured Trust Series 2017-1R(a)
3.92%, 08/15/41		4,840,654	4,821,839
Castlelake Aircraft Structured Trust Series 2017-1R(a)
6.50%, 08/15/41		4,801,344	4,757,812
ICG U.S. CLO Ltd. Series 2020-1A (Floating, ICE LIBOR USD 3M + 4.25%, 4.25% Floor)(a)(b)
4.39%, 10/22/31		3,000,000	3,001,857
Octagon Investment Partners 48 Ltd. Series 2020-3A (Floating, ICE LIBOR USD 3M + 7.66%, 7.66% Floor)(a)(b)
7.79%, 10/20/31		1,250,000	1,250,779
Skyline Aircraft Series 2006-S3(d)
6.17%, 08/17/33		5,222,113	5,212,400
Sound Point CLO XXVII Ltd. Series 2020-2A (Floating, ICE LIBOR USD 3M + 7.24%, 7.24% Floor)(a)(b)
7.37%, 10/25/31		2,000,000	2,000,216
Sound Point CLO XXXI Ltd. Series 2021-3A (Floating, ICE LIBOR USD 3M + 3.25%, 3.25% Floor)(a)(b)
3.38%, 10/25/34		2,750,000	2,750,040
Sound Point CLO XXXI Ltd. Series 2021-3A (Floating, ICE LIBOR USD 3M + 6.61%, 6.61% Floor)(a)(b)
6.74%, 10/25/34		3,000,000	2,969,919
Voya CLO Ltd. Series 2017-1A (Floating, ICE LIBOR USD 3M + 3.33%)(a)(b)
3.46%, 04/17/30		2,000,000	1,990,019

TOTAL ASSET-BACKED SECURITIES (Cost $189,650,296)			191,105,107

BANK DEBTS	0.4%
Mallinckrodt International Finance S.A.
3.00%, 02/28/22		3,000,000	2,951,625

TOTAL BANK DEBTS (Cost $2,962,500)			2,951,625

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
CORPORATE BONDS	4.3%
Surgery Center Holdings, Inc.(a)
10.00%, 04/15/27		$4,500,000	$4,860,000
Boeing (The) Co.
5.81%, 05/01/50		5,500,000	7,331,337
Boeing (The) Co.
5.93%, 05/01/60		1,475,000	2,014,961
New Residential Investment Corp.(a)
6.25%, 10/15/25		10,500,000	10,581,532
American Airlines, Inc.(a)
5.75%, 04/20/29		2,665,000	2,871,538
LABL, Inc.(a)
10.50%, 07/15/27		4,500,000	4,848,750
Modulaire Global Finance 2 PLC(a)
10.00%, 08/15/23		5,000,000	5,118,750

TOTAL CORPORATE BONDS (Cost $36,408,096)			37,626,868

MORTGAGE-BACKED SECURITIES	59.6%
PRIVATE	36.0%
Home Equity	10.3%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W5 (Floating, ICE LIBOR USD 1M + 0.69%, 0.69% Floor)(b)
0.78%, 01/25/36		3,550,000	3,871,216
Bella Vista Mortgage Trust Series 2004-1 (Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor, 11.25% Cap)(b)
0.79%, 11/20/34		210,793	212,226
Chase Funding Trust Series 2003-3 (Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor)(b)
0.63%, 04/25/33		280,355	276,915
Chase Funding Trust Series 2004-2 (Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor)(b)
0.59%, 02/26/35		1,531,944	1,506,022
CHL GMSR Issuer Trust Series 2018-GT1 (Floating, ICE LIBOR USD 1M + 2.75%)(a)(b)
2.84%, 05/25/23		1,975,000	1,977,840
Countrywide Asset-Backed Certificates Series 2006-S3(e)
6.11%, 06/25/21		48	581,405
CWHEQ Home Equity Loan Trust Series 2006-S2
5.84%, 07/25/27		272,073	179,568
CWHEQ Home Equity Loan Trust Series 2006-S5(e)
5.75%, 06/25/35		162	1,748,844
GS Mortgage-Backed Securities Corp. Trust Series 2019-PJ3 (a)(c)(f)
0.07%, 03/25/50		61,393,420	66,735
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A (Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor)(b)
0.54%, 04/25/37		10,000,000	4,936,938
Home Equity Mortgage Trust Series 2006-1 (Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor)(b)
0.59%, 05/25/36		2,695,000	2,447,863

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
Home Equity Mortgage Trust Series 2006-1 (Floating, ICE LIBOR USD 1M + 0.60%, 0.40% Floor)(b)
0.66%, 05/25/36		$2,731,000	$2,377,677
Home Equity Mortgage Trust Series 2006-1(g)
5.80%, 05/25/36		518,706	493,024
Home Equity Mortgage Trust Series 2006-3 (Floating, ICE LIBOR USD 1M + 0.46%,
0.46% Floor) (b) 0.55%, 09/25/36		2,708,000	5,153
Home Equity Mortgage Trust Series 2006-3(g)
5.97%, 09/25/36		3,004,233	2,765,750
Home Equity Mortgage Trust Series 2006-3(g)
6.09%, 09/25/36		4,976,000	1,919,382
Home Equity Mortgage Trust Series 2006-4 (Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor)(b)
0.59%, 11/25/36		1,354,000	2,724
Home Equity Mortgage Trust Series 2006-4(g)
6.17%, 11/25/36		5,294,015	4,882,321
Home Equity Mortgage Trust Series 2006-4(g)
6.23%, 11/25/36		3,943,796	1,915,827
Home Equity Mortgage Trust Series 2006-5 (Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor)(b)
0.49%, 01/25/37		325,277	39,399
Home Equity Mortgage Trust Series 2006-5(g)
6.00%, 01/25/37		8,433,884	7,806,260
Home Equity Mortgage Trust,Series 2006-4 (Floating, ICE LIBOR USD 1M + 0.61%, 0.61% Floor)(b)
3.99%, 11/25/36		4,391,000	128
Indymac Residential Mortgage-Backed Trust Series 2005-L3 (Floating, ICE LIBOR USD 1M + 0.44%, 0.44% Floor)(b)
0.53%, 12/25/38		1,245,262	890,362
JP Morgan Resecuritization Trust Series 2009-7(a)(c)
7.00%, 09/27/37		9,687,645	5,816,324
Lehman Mortgage Trust Series 2008-4 (Floating, ICE LIBOR USD 1M + 0.38%, 0.38% Floor,
7.00% Cap) (b) 0.47%, 01/25/37		6,025,663	1,174,320
Morgan Stanley ABS Capital I, Inc. Series 2002-HE3 (Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor)(b)
1.17%, 03/25/33		49,094	48,831
Morgan Stanley ABS Capital I, Inc. Trust Series 2004-HE9 (Floating, ICE LIBOR USD 1M + 0.89%, 0.89% Floor)(b)
0.97%, 11/25/34		1,952,999	1,939,088
MRA Issuance Trust Series 2021-EBO4 (Floating, ICE LIBOR USD 1M + 1.75%, 1.75% Floor)(a)(b)
1.84%, 02/16/22		25,000,000	25,006,090
Nationstar HECM Loan Trust Series 2020-1A(a)(c)
2.82%, 09/25/30		4,000,000	3,998,528
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2007-1 (Step to 4.72% on 11/25/21)(h)
5.82%, 03/25/47		728,680	759,958

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
Residential Asset Securitization Trust Series 2006-A6
(Floating, 5.90% - ICE LIBOR USD 1M, 5.90% Cap)(b)(f)
5.81%, 07/25/36		$11,849,886	$2,601,894
TBW Mortgage-Backed Trust Series 2006-5
6.70%, 11/25/36		9,215,000	2,317,790
Triangle Re Ltd. Series 2021-2
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor)(a)(b)
2.14%, 10/25/33		5,000,000	5,037,499
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR2
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor, 10.50% Cap)(b)
0.79%, 01/25/45		104,388	104,610

Total Home Equity (Cost $86,772,706)			89,708,511

Commercial Mortgage-Backed Securities	25.7%
CSMC Note Series 2020-522F(d)
5.63%, 09/22/22		9,309,615	9,309,615
CSMC Series 2020-522F
(Floating, ICE LIBOR USD 1M + 3.74%, 4.14% Floor)(a)(b)
4.14%, 09/16/25		40,000,000	40,445,256
CSMC Series 2020-TMIC
(Floating, ICE LIBOR USD 1M + 3.00%, 3.25% Floor)(a)(b)
3.25%, 12/15/35		15,000,000	15,281,768
CSMC Series 2020-TMIC
(Floating, ICE LIBOR USD 1M + 5.00%, 5.25% Floor)(a)(b)
5.25%, 12/15/35		5,000,000	5,112,424
CSMC Series 2021-BPNY
(Floating, ICE LIBOR USD 1M + 3.71%, 3.71% Floor)(a)(b)
3.80%, 08/15/23		23,000,000	22,973,453
CSMC Series 2021-BRIT
3.83%, 05/24/26		55,584,000	55,588,858
CSMC Series 2021-WEHO
(Floating, ICE LIBOR USD 1M + 3.97%, 3.97% Floor)(a)(b)
4.05%, 04/15/23		61,421,916	61,678,936
CSMC Trust Series 2020-LOTS
(Floating, ICE LIBOR USD 1M + 3.97%, 4.72% Floor)(a)(b)
4.72%, 07/15/22		12,417,940	12,432,212

Total Commercial Mortgage-Backed Securities (Cost $222,014,401)			222,822,522

U.S. GOVERNMENT AGENCIES	23.6%
Freddie Mac REMICS(f)
3.50%, 05/15/40		72,291	1
FREMF Mortgage Trust Series 2019-KF59
(Floating, ICE LIBOR USD 1M + 6.00%, 6.00% Floor)(a)(b)
6.08%, 02/25/29		34,975,051	35,626,882
Government National Mortgage Association Series 2016-116(f)
3.50%, 11/20/44		10,584,171	1,149,037
Government National Mortgage Association Series 2016-60(f)
3.50%, 05/20/46		5,013,486	843,014

See Notes to Financial Statements.

11

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
Government National Mortgage Association Series 2017-117 (Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap)(b)(f)		$3,084,694	$625,108
6.11%, 08/20/47
Government National Mortgage Association Series 2017-68
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap)(b)(f) 6.06%, 05/20/47		9,922,343	1,972,672
Government National Mortgage Association Series 2019-112(f)
3.50%, 04/20/49		187,125	6,846
Government National Mortgage Association Series 2019-112(f)
3.50%, 09/20/49		688,460	41,912
Government National Mortgage Association Series 2019-121
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap)(b)(f) 5.96%, 10/20/49		7,087,759	932,915
Government National Mortgage Association Series 2019-128(f)
4.00%, 10/20/49		14,366,297	1,780,335
Government National Mortgage Association Series 2019-145(f)
3.50%, 08/20/49		4,811,779	209,406
Government National Mortgage Association Series 2019-151(f)
3.00%, 12/20/49		15,471,956	1,836,184
Government National Mortgage Association Series 2019-156(c)(f)
0.57%, 11/16/61		11,460,671	667,076
Government National Mortgage Association Series 2019-81(c)(f)
0.88%, 02/16/61		12,862,240	921,236
Government National Mortgage Association Series 2020-104(f)
3.00%, 07/20/50		73,574,596	8,812,716
Government National Mortgage Association Series 2020-105(c)(f)
0.90%, 03/16/62		37,510,348	2,871,327
Government National Mortgage Association Series 2020-107(f)
3.00%, 07/20/50		12,498,160	1,672,485
Government National Mortgage Association Series 2020-118(c)(f)
0.96%, 06/16/62		123,179,209	9,754,808
Government National Mortgage Association Series 2020-123(f)
2.50%, 08/20/50		33,769,983	4,075,358
Government National Mortgage Association Series 2020-133(f)
2.50%, 09/20/50		18,184,933	2,155,206
Government National Mortgage Association Series 2020-144(f)
2.50%, 09/20/50		21,112,505	1,635,938
Government National Mortgage Association Series 2020-146(f)
2.50%, 10/20/50		48,721,606	5,887,826
Government National Mortgage Association Series 2020-160(f)
2.50%, 10/20/50		78,701,927	9,846,872
Government National Mortgage Association Series 2020-166(f)
3.00%, 11/20/50		28,409,219	3,995,762
Government National Mortgage Association Series 2020-167(f)
2.50%, 11/20/50		93,305,568	11,148,445
Government National Mortgage Association Series 2020-173(f)
2.50%, 11/20/50		47,243,613	5,983,087
Government National Mortgage Association Series 2020-176(f)
2.00%, 11/20/50		23,875,073	2,405,297

See Notes to Financial Statements.

12

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
Government National Mortgage Association Series 2020-176(f)
2.50%, 11/20/50		$10,418,839	$1,009,124
Government National Mortgage Association Series 2020-188(f)
2.50%, 12/20/50		24,886,256	3,024,783
Government National Mortgage Association Series 2020-32(f)
3.50%, 03/20/50		13,168,521	748,917
Government National Mortgage Association Series 2020-47(f)
3.50%, 04/20/50		6,538,543	391,686
Government National Mortgage Association Series 2020-62(f)
3.00%, 05/20/50		16,943,491	1,975,183
Government National Mortgage Association Series 2020-62 (Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap) (b)(f)
6.06%, 05/20/50		4,210,658	808,759
Government National Mortgage Association Series 2020-78 (Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap)(b)(f)
6.06%, 06/20/50		30,809,893	6,587,407
Government National Mortgage Association Series 2020-93(f)
3.00%, 04/20/50		1,379,587	89,790
Government National Mortgage Association Series 2021-1(f)
2.50%, 01/20/51		30,156,348	3,617,985
Government National Mortgage Association Series 2021-135(f)
2.50%, 08/20/51		54,910,375	7,147,074
Government National Mortgage Association Series 2021-15(f)
2.50%, 01/20/51		7,589,751	949,110
Government National Mortgage Association Series 2021-30(f)
2.50%, 02/20/51		130,477,223	16,692,505
Government National Mortgage Association Series 2021-45(c)(f)
0.84%, 04/16/63		37,280,680	2,961,734
Government National Mortgage Association Series 2021-58(f)
3.00%, 09/20/49		11,522,546	1,576,359
Government National Mortgage Association Series 2021-66(f)
3.00%, 04/20/51		19,816,238	2,808,286
Government National Mortgage Association Series 2021-7(f)
2.50%, 01/20/51		31,077,665	3,885,644
Government National Mortgage Association Series 2021-70(c)(f)
0.72%, 04/16/63		334,354,933	24,362,137
Government National Mortgage Association Series 2021-77(f)
2.50%, 05/20/51		21,331,882	2,773,686
Government National Mortgage Association Series 2021-9(f)
2.50%, 01/20/51		59,177,678	7,239,170

TOTAL U.S. GOVERNMENT AGENCIES (Cost $203,212,109)			205,507,090

TOTAL MORTGAGE-BACKED SECURITIES (Cost $511,999,216)			518,038,123

U.S. TREASURY OBLIGATIONS	5.3%
U.S. Treasury Note 0.50%, 02/28/26		46,880,000	46,088,900

TOTAL U.S. TREASURY OBLIGATIONS (Cost $46,335,725)			46,088,900

See Notes to Financial Statements.

13

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
MUNICIPAL BONDS	4.5%
GDB Debt Recovery Authority of Commonwealth Puerto Rico Taxable Revenue Bond(i)
7.50%, 08/20/40		$34,441,256	$32,331,729
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Capital Appreciation Restructured Series(j)
0.00%, 07/01/51		27,409,000	6,515,344

TOTAL MUNICIPAL BONDS (Cost $35,827,130)			38,847,073

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	2.9%
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(k)		25,261,180	25,261,180

TOTAL SHORT-TERM INVESTMENTS (Cost $25,261,180)			25,261,180

TOTAL INVESTMENTS (Cost $852,196,724)	99.5%		864,181,475

NET OTHER ASSETS (LIABILITIES)	0.5%		4,472,363

NET ASSETS	100.0%		$868,653,838

(a)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b)Floating rate security. The rate presented is the rate in effect at September 30, 2021, and the related index and spread are shown parenthetically for each security.

(c)Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)Security valued pursuant to Level 3 unobservable inputs.

(e)FGIC insured bond in which the current value primarily relates to pending insurance payments.

(f)Interest only security.

(g)The interest rate on this certificate may increase 0.50% per annum after the first possible optional termination date.

(h)Step coupon bond. Rate as of September 30, 2021 is disclosed.

(i)Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

(j)Zero coupon bond.

(k)7-day current yield as of September 30, 2021 is disclosed.

Abbreviations:

CLO – Collateralized Loan Obligation

See Notes to Financial Statements.

14

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2021

River Canyon Total Return Bond Fund
Assets:
Investments, at value (Cost: $852,196,724)	$864,181,475
Receivable for interest	5,842,600
Receivable for dividends	32,699
Receivable for investments sold	284,004
Receivable for capital shares sold	2,374,935
Prepaid expenses	26,784

Total Assets	872,742,497

Liabilities:
Securities purchased payable	3,000,088
Capital shares redeemed payable	176,876
Investment advisory fees payable	313,529
Accounting and Administration fees payable	444,404
Regulatory and Compliance fees payable	28,546
Trustee fees payable	594
Accrued expenses and other payables	124,622

Total Liabilities	4,088,659

Net Assets	$868,653,838

Institutional Shares:
Net assets	$868,653,838
Shares of common stock outstanding	78,008,576

Net asset value per share	$11.14

Net Assets:
Paid in capital	$861,191,443
Distributable earnings (loss)	7,462,395

Net Assets	$868,653,838

See Notes to Financial Statements.

15

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2021

River Canyon Total Return Bond Fund
Investment Income:
Dividend income	$119,491
Interest income	17,333,323

Total investment income	17,452,814

Operating expenses:
Investment advisory	2,718,905
Accounting and Administration	407,007
Regulatory and Compliance	206,753
Trustees	60,447
Interest expense	46,516
Other	257,914

Total expenses before reductions	3,697,542

Expenses reduced by Adviser	(932,666)

Net expenses	2,764,876

Net investment income	14,687,938

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized losses from investment transactions	(3,859,932)
Net realized gains on investments sold short	367,920
Change in unrealized appreciation (depreciation) on investments	14,306,446
Change in unrealized appreciation (depreciation) on investments sold short	(69,246)

Net realized and unrealized gains from investment activities	10,745,188

Change in Net Assets Resulting from Operations	$25,433,126

See Notes to Financial Statements.

16

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2021 and 2020

	River Canyon Total Return Bond Fund
	2021	2020
Increase (decrease) in net assets:
Operations:
Net investment income	$14,687,938	$4,163,155
Net realized gains (losses) from investment transactions	(3,492,012)	4,792,519
Change in unrealized appreciation (depreciation) on investments	14,237,200	(5,497,421)

Change in net assets resulting from operations	25,433,126	3,458,253

Dividends paid to shareholders:
From distributable earnings	(19,000,650)	(7,517,436)

Total dividends paid to shareholders	(19,000,650)	(7,517,436)

Capital Transactions:
Proceeds from sale of shares	789,780,365	144,873,311
Value of shares issued to shareholders in reinvestment of dividends	15,939,141	5,734,465
Value of shares redeemed	(109,800,387)	(95,432,695)

Change in net assets from capital transactions	695,919,119	55,175,081

Change in net assets	702,351,595	51,115,898
Net assets:
Beginning of year	166,302,243	115,186,345

End of year	$868,653,838	$166,302,243

Share Transactions:
Sold	71,245,080	13,412,142
Reinvested	1,444,402	529,424
Redeemed	(9,908,796)	(9,021,402)

Change	62,780,686	4,920,164

See Notes to Financial Statements.

17

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the years indicated

	River Canyon Total Return Bond Fund
	Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017

Net asset value, beginning of year	$10.92		$11.17	$10.41	$10.35	$10.23

Income (loss) from operations:
Net investment income	0.40		0.33	0.24	0.46	0.38
Net realized and unrealized gains from investments	0.46		0.02	0.79	0.05	0.25

Total from investment operations	0.86		0.35	1.03	0.51	0.63

Less distributions paid:
From net investment income	(0.40)		(0.35)	(0.27)	(0.45)	(0.39)
From net realized gains on investments	(0.24)		(0.25)	—	—	(0.12)

Total distributions paid	(0.64)		(0.60)	(0.27)	(0.45)	(0.51)

Change in net asset value	0.22		(0.25)	0.76	0.06	0.12

Net asset value, end of year	$11.14		$10.92	$11.17	$10.41	$10.35

Total return	8.10%		3.20%	10.16%	5.00%	6.41%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$868,654		$166,302	$115,186	$26,278	$28,635
Ratio of net expenses to average net assets	0.66	%(a)	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	3.51%		3.02%	2.60%	4.39%	3.81%
Ratio of gross expenses to average net assets(b)	0.88%		1.06%	1.48%	2.43%	1.98%
Portfolio turnover rate	55.64%		44.82%	30.46%	46.78%	47.85%

(a)	Expenses include interest expense on reverse repurchase agreements of 0.01%, which is excluded from the Fund’s contractual expense limit.
(b)	During the years shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements.

18

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Third Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated September 16, 2021. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The TrustAgreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The River Canyon Total Return Bond Fund (the “Fund”) is a series of the Trust, and the Fund’s Institutional Shares class commenced operations on December 30, 2014. Prior to April 6, 2015 shares of the Fund were not registered under the Securities Act of 1933, as amended (the “1933 Act”). During that time, investments in the Fund were made only by individuals or entities that were “accredited investors” within the meaning of Regulation D under the 1933Act, and shares were issued solely in private placement transactions that did not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Effective April 6, 2015, the Fund became publicly available for investment.

The investment objective of the Fund is to seek to maximize total return. The Fund has been managed as a diversified fund pursuant to Section 5(b) of the Investment Company Act of 1940, as amended, since July 2018. Effective April 26, 2021, the Fund determined to continue to be managed as a diversified fund.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated.

Debt and other fixed income securities are generally valued at an evaluated price provided by an independent pricing source approved by theTrustees.To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

19

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2021 in valuing the Fund’s investments based upon the three fair value levels defined above:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Assets:
Investments in Securities:
Common Stocks	$4,262,599	$—	$—	$4,262,599
Asset-Backed Securities	—	185,892,707	5,212,400	191,105,107
Bank Debts	—	2,951,625	—	2,951,625
Corporate Bonds	—	37,626,868	—	37,626,868
Mortgage-Backed Securities	—	508,728,508	9,309,615	518,038,123
U.S. Treasury Obligations	—	46,088,900	—	46,088,900
Municipal Bonds	—	38,847,073	—	38,847,073
Short-Term Investments	25,261,180	—	—	25,261,180

Total Assets - Investment in Securities	$29,523,779	$820,135,681	$14,522,015	$864,181,475

Total Investments	$29,523,779	$820,135,681	$14,522,015	$864,181,475

The Level 3 securities noted above were purchased during the year ended September 30, 2021. The value of these securities compared to the total Fund net assets is not material and, therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.

FORWARD COMMITMENTS

The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transaction”) consistent with the Fund’s ability to manage its investment portfolio. No interest will be earned by the Fund on such purchases until the securities are delivered, however the market value may change prior to delivery. When the Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment.

20

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

The Fund may enter into TBA sale commitments to help manage portfolio duration, hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers securities in exchange for cash to a counterparty, with a simultaneous agreement to repurchase the same or substantially same securities at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the securities delivered to the counterparty during the term of the agreement. Cash received in exchange for the securities delivered will accrue interest to be paid by the Fund to the counterparty and is recorded as a component of interest expense on the Statement of Operations.The Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under the agreements. As of September 30, 2021 there were no reverse repurchase agreements held by the Fund.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a monthly basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

21

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

As of September 30, 2021, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s tax return for the tax years ended September 30, 2021, 2020, 2019 and 2018 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B. Fees and Transactions with Affiliates and Other Parties

River Canyon Fund Management LLC (the “Adviser” or “River Canyon”) serves as the investment adviser to the Fund. Under the terms of the Trust’s Investment Advisory Agreement (the “Agreement”) with the Adviser, the Fund paid the Adviser a fee computed and accrued daily and paid monthly at the annual rate of 0.65% of average daily net assets. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations.

Foreside Financial Services, LLC (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $25,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $150,000 relating to these services, as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual asset-based fee, a basis-point fee based on the Fund’s daily net assets, subject to an overall annual minimum fee of $125,000 for these services, and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. The Trust paid each Independent Trustee compensation for their services based on an annual retainer of $125,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2021, the aggregate Trustee compensation paid by the Trust was $375,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends, expenses on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.65% of the average daily net assets of the Fund until January 28, 2022. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes,

22

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage costs, interest, taxes, dividends, expenses on short positions, litigation and indemnification expenses) to exceed the applicable expense limitation in effect at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

For the year ended September 30, 2021, the Fund incurred advisory fees payable to River Canyon, expense waivers/reimbursements from River Canyon, and paid expense recoupments to River Canyon as follows:

Fund	Advisory Fee to River Canyon	Expenses Reduced by River Canyon	Advisory Fees Recouped by River Canyon

River Canyon Total Return Bond Fund	$2,718,905	$932,666	$—

The balances of recoverable expenses to River Canyon by the Fund at September 30, 2021 were as follows:

For the:	Expiring	River Canyon

Year Ended September 30, 2019	September 30, 2022	$ 451,131
Year Ended September 30, 2020	September 30, 2023	569,246
Year Ended September 30, 2021	September 30, 2024	932,666

Balances of Recoverable Expenses to the Adviser		$1,953,043

During the year ended September 30, 2021, the Fund engaged in security purchases totaling approximately $150 million with other entities managed by one or more affiliates of the Fund’s Adviser. These transactions complied with Rule 17a-7 under the 1940 Act.

C.	Investment Transactions

For the year ended September 30, 2021, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Fund	Cost of Purchases	Proceeds from sales

River Canyon Total Return Bond Fund	$ 905,726,052	$240,537,190

D.	Federal Income Tax

As of September 30, 2021, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

River Canyon Total Return Bond Fund	$853,468,535	$25,165,352	$(14,452,412)	$10,712,940

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2021 and September 30, 2020 for the Fund was as follows:

River Canyon Total Return Bond Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid

2021	$16,999,791	$2,000,859	$19,000,650	$—	$19,000,650
2020	$4,996,188	$2,521,248	$7,517,436	$—	$7,517,436

23

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

As of the tax year ended September 30, 2021, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings

River Canyon Total Return Bond Fund	$252,639	$ —	$252,639	$ —	$(3,503,184)	$10,712,940	$7,462,395

As of the tax year ended September 30, 2021, capital losses incurred by the Fund are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 and are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward

River Canyon Total Return Bond Fund	$3,503,184	$—

E.	Concentration of Ownership

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

F.	Other Risks

The global outbreak of COVID-19 has disrupted economies and markets, and the prolonged duration and economic impact is uncertain. These events can have a significant impact on the Fund’s operations and performance.

Instruments in which the Fund invest may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. The Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Abandonment of LIBOR and the transition of a new reference rate could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty, market instability and illiquidity in markets for instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Funds’ performance or NAV.

24

Deloitte & Touche LLP 111 South Wacker Drive Chicago, IL 60606-4301 USA Tel:+1 312 486 1000 Fax:+1 312 486 1486 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of the River Canyon Total Return Bond Fund and the Board of Trustees of Advisers Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the River Canyon Total Return Bond Fund (the “Fund”), one of the portfolios constituting Advisers Investment Trust (the “Trust”), as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the River Canyon Total Return Bond Fund of the Trust as of September 30, 2021, and the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the

25

custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

November 19, 2021

We have served as the auditor of one or more River Canyon Fund Management LLC investment companies since 2015.

26

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

A.	Security Allocation as of September 30, 2021

Market Exposure
Securities	% of Net Assets
Mortgage-Backed Securities	59.6
Asset-Backed Securities	22.0
U.S. Treasury Obligations	5.3
Municipal Bonds	4.5
Corporate Bonds	4.3
Common Stocks	0.5
Bank Debts	0.4
Total	96.6%

5 Largest Security Positions
Issuer	% of Net Assets
CSMC Series 2021-WEHO 4.05%, 4/15/23	7.1%
CSMC Series 2021-BRIT 3.83%, 5/24/26	6.4
U.S. Treasury Note 0.50%, 2/28/26	5.3
CSMC Series 2020-522F 4.14%, 9/16/25	4.7
FREMF Mortgage Trust Series 2019-KF59 6.08%, 2/25/29	4.1
Total	27.6%

B.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2021 and held for the entire period through September 30, 2021.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid 4/1/21–9/30/21*

Actual	0.66%	$1,000.00	$1,018.30	$3.34
Hypothetical	0.66%	$1,000.00	$1,021.76	$3.35

*

Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

27

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

C.	Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 800-245-0371 (toll free) or 312-557-0164. Information about how the Fund voted proxies relating to portfolio securities for each 12 month period ending June 30 is available without charge, upon request, by calling the Trust at 800-245-0371 (toll free) or 312-557-0164 and on the SEC website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling the Fund at 800-245-0371 (toll free).

D.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee”).

Name,Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present.	8	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	8	None
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Independent Trustee, Boston Trust Walden Funds 1992 to present.	8	Boston Trust Walden Funds

1 The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name,Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker[2] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present.	8	PAF Transportation

28

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A

Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Director, Foreside Financial Group, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to present; Director, Beacon Hill Fund Services, LLC, April 2008 to July 2016.	N/A	N/A

Deanna Y. Pellack Year of Birth: 1987	Secretary	Indefinite/May 2021 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2019 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2014 to 2019; Assistant Secretary of Advisers Investment Trust 2018 to 2021.	N/A	N/A

Tracy L. Dotolo Year of Birth: 1976	Treasurer	Indefinite/ May 2021 to present	Director, Foreside Fund Officer Services, LLC, 2016 to present; Vice President of Global Fund Services, JPMorgan Chase & Co., 2009 to 2016.	N/A	N/A

Troy Sheets Year of Birth: 1971	Assistant Treasurer	Indefinite/ May 2021 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016; Treasurer of Advisers Investment Trust 2011 to 2021.	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016.	N/A	N/A

29

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Kara M. Scheider Year of Birth: 1973	Assistant Secretary	Indefinite/ May 2021 to present	Second Vice President, Global Fund Services Fund Governance Solutions, the Northern Trust Company 2021 to present; Manager, Ultimus Fund Solutions LLC 2017 to 2021.	N/A	N/A

1 The mailing address of Messrs. Whitaker, Ruehle, Sheets, and Statczar and Ms. Dotolo is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Mses. Nelligan, Pellack, and Schneider is 50 S. LaSalle Street, Chicago, IL 60603.

2 Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an "interested person" of the Trust, as defined in the 1940 Act.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 800-245-0371.

30

River Canyon Total Return Bond Fund

Notice of Privacy Policy & Practices

SAFEGUARDING PRIVACY

The Fund recognizes and respects the privacy concerns and expectations of our customers. We are committed to maintaining the privacy and security of the personal confidential information we collect about you. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
•	Account History, including information about the transactions and balances in a customer’s account(s); and
•	Correspondences including written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

The Fund may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. The Fund also may disclose non-public personal information as otherwise permitted by law.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We require service providers to the Fund:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and
•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund.

Investment Adviser

River Canyon Fund Management LLC

2000 Avenue of the Stars, 11th Floor

Los Angeles, California 90067

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

800-245-0371 (toll free) or 312-557-0164

RC 09/21

NTAM TREASURY ASSETS FUND

ANNUAL REPORT

SEPTEMBER 30, 2021

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

September 30, 2021

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount (000s)	Value (000s)
U.S. TREASURY OBLIGATIONS	47.0%
U.S. Treasury Bills	20.7%
0.05%, 1/21/22(a)		$30,000	$29,995
0.05%, 1/28/22(a)		145,000	144,976
0.05%, 2/18/22(a)		525,000	524,897
0.05%, 2/25/22(a)		125,000	124,975
0.05%, 3/4/22(a)		125,000	124,971
0.06%, 3/4/22(a)		330,000	329,924
0.05%, 3/11/22(a)		230,000	229,947
0.06%, 3/11/22(a)		20,000	19,996
0.05%, 3/25/22(a)		10,000	9,997
0.06%, 3/25/22(a)		55,000	54,985

			1,594,663

U.S. Treasury Floating Rate Notes	14.8%
(Floating, U.S. Treasury 3M Bill MMY + 0.03%) 0.06%, 10/1/21(b)		55,730	55,732
(Floating, U.S. Treasury 3M Bill MMY + 0.03%) 0.07%, 10/1/21(b)		162,000	162,004
(Floating, U.S. Treasury 3M Bill MMY + 0.06%) 0.09%, 10/1/21(b)		395,000	395,033
(Floating, U.S. Treasury 3M Bill MMY + 0.06%) 0.09%, 10/1/21(b)		265,000	265,051
(Floating, U.S. Treasury 3M Bill MMY + 0.11%) 0.15%, 10/1/21(b)		243,000	243,036
(Floating, U.S. Treasury 3M Bill MMY + 0.15%) 0.19%, 10/1/21(b)		25,000	24,999

			1,145,855

U.S. Treasury Notes	11.5%
2.50%, 1/16/22		25,000	25,176
1.88%, 2/1/22		10,000	10,060
1.75%, 3/1/22		79,654	80,214
1.88%, 3/1/22		4,730	4,766
1.88%, 4/1/22		160,630	162,080
2.25%, 4/16/22		5,000	5,059
0.13%, 5/1/22		25,000	25,010
1.75%, 5/1/22		111,805	112,906
1.88%, 5/1/22		45,000	45,475
1.75%, 5/16/22		82,920	83,791
2.13%, 5/16/22		15,000	15,193
1.75%, 6/1/22		19,100	19,314
1.88%, 6/1/22		185,280	187,508
1.75%, 6/16/22		10,000	10,119
0.13%, 7/1/22		15,000	15,003
2.13%, 7/1/22		60,000	60,918
1.75%, 7/16/22		15,000	15,195
0.13%, 8/1/22		10,000	10,002

			887,789

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,628,307)			3,628,307

REPURCHASE AGREEMENTS	53.0%
BNP Paribas S.A., dated 9/30/21, repurchase price $450,001, 0.05%, 10/1/21(c)		450,000	450,000

See Notes to Financial Statements.

1

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount (000s)	Value (000s)
Citigroup Global Markets, Inc., dated 9/30/21, repurchase price $451,701, 0.05%, 10/1/21(d)		$451,700	$451,700
Federal Reserve Bank of New York, dated 9/30/21, repurchase price $2,896,004, 0.05%, 10/1/21(e)		2,896,000	2,896,000
JPMorgan Securities LLC, dated 9/30/21, repurchase price $300,000, 0.05%, 10/1/21(f)		300,000	300,000

TOTAL REPURCHASE AGREEMENTS (Cost $4,097,700)			4,097,700

TOTAL INVESTMENTS (Cost $7,726,007)	100.0%		7,726,007
NET OTHER ASSETS (LIABILITIES)	0.0%		3,352

NET ASSETS	100.0%		$7,729,359

(a)	Discount rate at the time of purchase.

(b)

Variable rate security. Rate as of September 30, 2021 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(c)	The nature and terms of the collateral received for the repurchase agreements are as follows:

BNP Paribas S.A.	Value (000s)	Coupon Rates	Maturity Dates
U.S. Treasury Bills	$1	0.00%	10/7/21
U.S. Treasury Bonds	$97,793	0.13% — 6.63%	1/15/27 — 2/15/51
U.S. Treasury Notes	$361,206	0.13% — 2.63%	12/31/21 — 7/15/29
Total	$459,000

(d)The nature and terms of the collateral received for the repurchase agreements are as follows:
Citigroup Global Markets, Inc.	Value (000s)	Coupon Rates	Maturity Dates
U.S. Treasury Bonds	$230,405	5.50%	8/15/28
U.S. Treasury Notes	$230,329	0.63% — 2.88%	4/15/23 — 8/31/28
Total	$460,734

(e)The nature and terms of the collateral received for the repurchase agreements are as follows:
Federal Reserve Bank of New York	Value (000s)	Coupon Rates	Maturity Dates
U.S. Treasury Notes	$2,896,004	0.13% — 2.88%	9/30/22 — 11/15/30

(f)The nature and terms of the collateral received for the repurchase agreements are as follows:
JPMorgan Securities LLC	Value (000s)	Coupon Rates	Maturity Dates
U.S. Treasury Bonds	$78,958	0.00%	10/5/21 — 12/21/21
U.S. Treasury Notes	$227,042	0.13 — 2.38%	11/30/21 — 7/15/24
Total	$306,000

At September 30, 2021 the asset allocations for the NTAM Treasury Assets Fund were:

Asset Allocation (Unaudited)	% of Net Assets
U.S. Treasury Bills	20.7%
U.S. Treasury Floating Rate Notes	14.8
U.S. Treasury Notes	11.5
Repurchase Agreements	53.0
Total	100.0%

See Notes to Financial Statements.

2

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2021

Amounts in thousands	NTAM Treasury Assets Fund

Assets:
Investments, at value (Cost: $3,628,307)	$3,628,307
Repurchase agreements, cost equals fair value	4,097,700
Cash	18
Receivable for interest	4,150
Receivable from investment adviser	564
Prepaid expenses	22

Total Assets	7,730,761

Liabilities:
Distributions payable to shareholders	64
Investment advisory fees payable	538
Accounting and Administration fees payable	738
Regulatory and Compliance fees payable	20
Trustee fees payable	1
Accrued expenses and other payable	41

Total Liabilities	1,402

Net Assets	$7,729,359

Net assets	$7,729,359
Shares of common stock outstanding	7,729,439

Net asset value per share	$1.00

Net Assets:
Paid in capital	$7,729,385
Distributable earnings	(26)

Net Assets	$7,729,359

See Notes to Financial Statements.

3

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2021

Amounts in thousands	NTAM Treasury Assets Fund

Investment Income:
Interest income	$6,604
Operating expenses:
Investment advisory	8,310
Accounting and Administration	969
Regulatory and Compliance	364
Trustees	60
Other	156

Total expenses	9,859
Expenses reduced by Adviser	(4,878)

Net expenses	4,981

Net investment income	1,623

Realized Gains from Investment Activities:
Net realized gains from investment transactions	75

Net realized gains from investment activities	75

Change in Net Assets Resulting from Operations	$1,698

See Notes to Financial Statements.

4

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2021 and 2020

	NTAM Treasury Assets Fund

Amounts in thousands	September 30, 2021	September 30, 2020

Increase (decrease) in net assets:
Operations:
Net investment income	$1,623	$65,843
Net realized gains from investment transactions	75	8,486

Change in net assets resulting from operations	1,698	74,329

Dividends paid to shareholders:
From distributable earnings	(2,359)	(73,936)

Total dividends paid to shareholders	(2,359)	(73,936)

Capital Transactions:
Proceeds from sale of shares	4,042,800	6,703,717
Value of shares issued to shareholders in reinvestment of dividends	2,856	87,022
Value of shares redeemed	(3,328,476)	(7,815,887)

Change in net assets from capital transactions	717,180	(1,025,148)

Change in net assets	716,519	(1,024,755)
Net assets:
Beginning of year	7,012,840	8,037,595

End of year	$7,729,359	$7,012,840

Share Transactions
Sold	4,042,800	6,703,717
Reinvested	2,856	87,022
Redeemed	(3,328,476)	(7,815,887)

Change	717,180	(1,025,148)

See Notes to Financial Statements.

5

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	NTAM Treasury Assets Fund

	Year Ended		Year Ended		Year Ended		Period Ended
	September 30,		September 30,		September 30,		September 30,
	2021		2020		2019		2018(a)

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00

Income (loss) from operations:
Net investment income	—	(b)	0.01		0.02		0.01
Net realized gains from investments(b)	—		—		—		—

Total from investment operations	—		0.01		0.02		0.01

Less distributions paid:
From net investment income	(—	)(b)	(0.01)		(0.02)		(0.01)
From net realized gains on investments	(—	)(b)	(—	)(b)	(—	)(b)	—

Total distributions paid	—		(0.01)		(0.02)		(0.01)

Change in net asset value	—		—		—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00

Total return(c)	0.03%		1.06%		2.28%		0.88%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$7,729,359		$7,012,840		$8,037,595		$7,929,722
Ratio of net expenses to average net assets(d)	0.07%		0.10%		0.10%		0.10%
Ratio of net investment income to average net assets(d)	0.02%		0.93%		2.25%		1.81%
Ratio of gross expenses to average net assets(d), (e)	0.13%		0.13%		0.13%		0.13%

(a)	For the period from April 4, 2018, commencement of operations, to September 30, 2018.

(b)	Amount is less than $0.005 per share.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements.

6

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Third Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated September 16, 2021. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The NTAM Treasury Assets Fund (the “Fund”) is a series of the Trust, and commenced operations on April 4, 2018. Shares of the Fund are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Investments in the Fund may be made only by individuals or entities that were “accredited investors” within the meaning of Regulation D under the 1933 Act.

The Fund is a diversified fund. The investment objective of the Fund is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing its net assets, under normal market conditions, exclusively in United States (“U.S.”) Treasury securities and related repurchase agreements and other securities that limit their investments to, or are backed by, U.S. Treasury securities.

The Fund operates as a “government money market fund” under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at amortized cost, which approximates fair value. Under this method, investments purchased at a discount or premium are valued by accruing or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity. If amortized cost does not approximate fair value, such securities will be fair valued in good faith by the Fund’s Fair Value Committee in accordance with procedures established by and under the general supervision of the Trustees.

The following is a summary of the valuation inputs used as of September 30, 2021 in valuing the Fund’s investments based upon the three fair value levels as follows:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Amounts in thousands	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments held by the NTAM Treasury Assets Fund*	$—	$7,726,007	$—	$7,726,007

*	See additional categories in the Schedule of Investments.

7

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

As of September 30, 2021, there were no Level 1 or Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2021.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements under the terms of a master repurchase agreement by which they purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Fund to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The Fund is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited. The Fund has entered into such repurchase agreements at September 30, 2021, as reflected in the accompanying Schedule of Investments.

Amounts in thousands	Gross Amounts not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liablities	Financial Instruments*	Net Amount

BNP Paribas S.A	$450,000	$(450,000)	$—
Citigroup Global Markets, Inc.	451,700	(451,700)	—
Federal Reserve Bank of New York	2,896,000	(2,896,000)	—
JPMorgan Securities LLC	300,000	(300,000)	—

	$4,097,700	$(4,097,700)	$—

* Collateral received is reflected up to the fair market value of the repurchase agreement.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in theTrust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by the Fund to its shareholders. Net income includes the interest accrued on the Fund’s assets less estimated expenses. The Fund’s net realized short-term capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment

8

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2021, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s Federal tax returns for the tax years ended September 30, 2021, 2020, 2019 and 2018 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B.	Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Northern Trust Investments, Inc. (the “Adviser” or “NTI”) to provide investment management services to the Fund. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets at the annualized rate of 0.11%.

Foreside Financial Services, LLC (the “Placement Agent”) provides private placement services to the Fund pursuant to a placement agent agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Placement Agent acts as an agent of the Trust in connection with the offering of the shares of the Fund on a private placement basis to eligible investors only. The Adviser, at its own expense, pays the Placement Agent an asset-based fee, which is calculated and billed monthly, for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”), an affiliate to NTI, serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. The Fund agreed to pay Northern Trust certain annual and transaction-based fees, a tiered basis-point fee based on the Fund’s daily net assets, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual base fee, a basis-point fee based on the Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, or the Placement Agent and receive no compensation directly from the Fund for serving in their respective roles. The Trust paid each Independent Trustee compensation for their services based on an annual retainer of $125,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting

9

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

fees may apply. For the year ended September 30, 2021, the aggregate Trustee compensation paid by the Trust was $375,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of the compensation paid to each Trustee of the Trust that is not an “interested person” as that term is defined in the Investment Company Act of 1940 (“Independent Trustee”), expenses associated with an Independent Trustee’s attendance at Board of Trustees meetings and other Trust related travel, expenses of third party consultants engaged by the Board of Trustees, any membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to 0.10% of the average daily net assets of the Fund until January 28, 2022. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of the compensation paid to each Trustee of the Trust that is not an “interested person” as that term is defined in the Investment Company Act of 1940 (“Independent Trustee”), expenses associated with an Independent Trustee’s attendance at Board of Trustees meetings and other Trust related travel, expenses of third party consultants engaged by the Board of Trustees, any membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to exceed the applicable expense limitation in effect at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

The Adviser may reimburse additional expenses or waive all or a portion of the management fee of the Fund from time to time, including to avoid a negative yield, and such amounts are not subject to recoupment in future periods. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. During the year ended September 30, 2021, the Adviser reimbursed additional expense of $2,661,197 in order to avoid a negative yield. This amount is included in “Expenses Reduced by the Adviser” in the Statement of Operations.

For the year ended September 30, 2021, the Fund incurred advisory fees payable to NTI, expense waivers and/or reimbursements from NTI, and paid expense recoupments to NTI, as follows:

Amounts in thousands	Advisory Fee to NTI	Expenses Reduced by NTI	Advisory Fees Recouped by NTI

NTAM Treasury Assets Fund	$8,310	$4,878	$—

The balances of recoverable expenses to NTI by the Fund at September 30, 2021 were as follows (in thousands):

For the:	Expiring	NTAM Treasury Assets Fund

Year ended September 30, 2019	September 30, 2022	$2,246
Year ended September 30, 2020	September 30, 2023	2,108
Year ended September 30, 2021	September 30, 2024	2,217

Balances of Recoverable Expenses to the Adviser		6,571

C.	Other Risks

The global outbreak of COVID-19 has disrupted economies and markets, and the prolonged duration and economic impact is uncertain. These events can have a significant impact on the Fund’s operations and performance.

10

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

D.	Federal Income Tax

As of September 30, 2021, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Amounts in thousands		Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

NTAM Treasury Assets Fund		$7,726,007	$—	$—	$—

The tax character of distributions paid to shareholders during the latest tax periods ended September 30, 2021 and September 30, 2020 for the Fund were as follows:

Amounts in thousands	Ordinary Income	Net Long Term Gains	Total Taxable Distributions Paid	Tax Return of Capital	Total Distributions Paid

2021	$2,856	$—	$2,856	$—	$2,856
2020	87,018	—	87,018	—	87,018

As of the latest tax year ended September 30, 2021, the components of accumulated earnings on a tax basis were as follows:

Amounts in thousands	Undistributed Ordinary Income	Undistributed Long- Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Depreciation	Total Accumulated Earnings

NTAM Treasury Assets Fund	$122	$ —	$122	$(64)	$(84)	$ —	$(26)

At September 30, 2021, capital losses incurred by the Fund are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 are as follows:

Amounts in thousands	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward

NTAM Treasury Assets Fund	$(84)	$—

11

Deloitte & Touche LLP 111 South Wacker Drive Chicago, IL 60606-4301 USA Tel:+1 312 486 1000 Fax:+1 312 486 1486 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Advisers Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the NTAM Treasury Assets Fund (the “Fund”), one of the portfolios constituting Advisers Investment Trust (the “Trust”), as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period April 4, 2018 (commencement of operations) through September 30, 2018, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the NTAM Treasury Assets Fund of the Trust as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 4, 2018 (commencement of operations) through September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures

12

included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

November 19, 2021

We have served as the auditor of one or more Northern Trust investment companies since 2002.

13

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

A.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2021 and held for the entire period through September 30, 2021.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid 4/1/21–9/30/21*

Actual	0.04%	$1,000.00	$1,000.00	$0.20
Hypothetical	0.04%	$1,000.00	$1,024.87	$0.20

*

Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

B.	Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Fund at NTAM Treasury Assets Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 855-351-4583 (toll free); and (ii) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Fund at 855-351-4583 (toll free); and (ii) on the SEC’s website at www.sec.gov.

The Fund files its complete Schedule of Portfolio Holdings with the SEC each month on Form N-MFP, which is available without charge on the SEC’s website at www.sec.gov. The Fund makes portfolio holdings information available to shareholders at www.northerntrust.com/ntam-treasury-assets-fund.

14

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

C. Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee”).

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present.	8	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	8	None

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Independent Trustee, Boston Trust Walden Funds 1992 to present.	8	Boston Trust Walden Funds

1The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name,Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker[2] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present.	8	PAF Transportation

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A

15

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to present; Director, Beacon Hill Fund Services, LLC, April 2008 to July 2016.	N/A	N/A

Deanna Y. Pellack Year of Birth: 1987	Secretary	Indefinite/ May 2021 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2019 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2014 to 2019; Assistant Secretary of Advisers Investment Trust 2018 to 2021.	N/A	N/A

Tracy L. Dotolo Year of Birth: 1976	Treasurer	Indefinite/ May 2021 to present	Director, Foreside Fund Officer Services, LLC, 2016 to present; Vice President of Global Fund Services, JPMorgan Chase & Co., 2009 to 2016.	N/A	N/A

Troy A. Sheets Year of Birth: 1971	Assistant Treasurer	Indefinite/ May 2021 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2009 to 2016; Treasurer of Advisers Investment Trust 2011 to 2021.	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2008 to 2016.	N/A	N/A

Kara M. Schneider Year of Birth: 1973	Assistant Secretary	Indefinite/May 2021 to present	Second Vice President, Global Fund Services Fund Governance Solutions, the Northern Trust Company 2021 to present; Manager, Ultimus Fund Solutions LLC 2017 to 2021.	N/A	N/A

1The mailing address of Messrs. Whitaker, Ruehle, Sheets, and Statczar and Ms. Dotolo is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Mses. Nelligan, Pellack, and Schneider is 50 S. LaSalle Street, Chicago, IL 60603.

2 Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an "interested person" of the Trust, as defined in the 1940 Act.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-351-4583.

16

NTAM Treasury Assets Fund

(Series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

Investment Adviser

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Placement Agent

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

855-351-4583 (toll free)

NT 09/21

(b) Not applicable.

Item 2. Code of Ethics.

As of September 30, 2021, the registrant had adopted a “code of ethics” (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 13(a)(1) hereto. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined the registrant has at least one “audit committee financial expert” (as such term is defined in Item 3 of Form N-CSR) serving on its Audit Committee. The “audit committee financial expert” is Mr. Steven R. Sutermeister, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Independent Franchise Partners US Equity Fund

2021: $22,500

2020: $22,000

State Farm Funds

2021: $252,350

2020: N/A

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

Vontobel U.S Equity Institutional Fund

2021: $23,554

2020: $22,432

The fees paid to Ernst & Young LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

River Canyon Total Return Bond Fund

2021: $31,200

2020: $29,800

NTAM Treasury Assets Fund

2021: $26,500

2020: $26,500

The fees paid to Deloitte & Touche LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

(b)	Audit-Related Fees

Independent Franchise Partners US Equity Fund

2021: $0

2020: $0

State Farm Funds

2021: $0

2020: N/A

Vontobel U.S. Equity Institutional Fund

2021: $0

2020: $0

River Canyon Total Return Bond Fund

2021: $0

2020: $0

NTAM Treasury Assets Fund

2021: $0

2020: $0

(c)	Tax Fees

Independent Franchise Partners US Equity Fund

2021: $5,690

2020: $5,525

State Farm Funds

2021: $26,780

2020: N/A

The fees to PricewaterhouseCoopers LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

Vontobel U.S. Equity Institutional Fund

2021: $6,020

2020: $5,735

The fees to Ernst & Young LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

River Canyon Total Return Bond Fund

2021: $6,500

2020: $6,200

NTAM Treasury Assets Fund

2021: $3,300

2020: $3,300

The fees to Deloitte & Touche LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

(d)	All Other Fees

Independent Franchise Partners US Equity Fund

2021: $0

2020: $0

State Farm Funds

2021: $0

2020: N/A

Vontobel U.S. Equity Institutional Fund

2021: $0

2020: $0

River Canyon Total Return Bond Fund

2021: $0

2020: $0

NTAM Treasury Assets Fund

2021: $0

2020: $0

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) Independent Franchise Partners US Equity Fund

2021: 0%

2020: 0%

State Farm Funds

2021: 0%

2020: N/A

Vontobel U.S. Equity Institutional Fund

2021: 0%

2020: 0%

River Canyon Total Return Bond Fund

2021: 0%

2020: 0%

NTAM Treasury Assets Fund

2021: 0%

2020: 0%

(f)	Not applicable.

(g)	Independent Franchise Partners US Equity Fund

2021: $5,690

2020: $5,525

State Farm Funds

2021: $26,780

2020: N/A

Vontobel U.S. Equity Institutional Fund

2021: $6,020

2020: $5,735

River Canyon Total Return Bond Fund

2021: $6,500

2020: $6,200

NTAM Treasury Assets Fund

2021: $3,300

2020: $3,300

(h) The Audit Committee considered the non-audit services rendered to each of the registrant’s investment advisers and believes the services are compatible with each principal accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advisers Investment Trust

By:	/s/ Tracy L. Dotolo
Tracy L. Dotolo
Treasurer and Principal Financial Officer

Date:	December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan
President and Principal Executive Officer

Date:	December 3, 2021

By:	/s/ Tracy L. Dotolo
Tracy L. Dotolo
Treasurer and Principal Financial Officer

Date:	December 3, 2021